UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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To Our Limited Partners:

You are cordially invited to attend the 2018 annual meeting of limited partners of Buckeye Partners, L.P. to be held on Tuesday, June 5, 2018 at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, commencing at 9:00 a.m. local time. A notice of the annual meeting, proxy statement and proxy card were made available on or about April [•], 2018, and if you are receiving this by mail, a proxy statement, proxy card, our 2017 Annual Report and our Form 10-K for the fiscal year ended December 31, 2017 are enclosed.

The board of directors of our general partner has called this annual meeting for you to consider and act upon items described in this proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please cast your vote by following the internet or telephone voting instructions on the proxy card. If you have received this by mail, you may also vote by completing, signing and dating the enclosed proxy card and returning it promptly in the accompanying envelope. If for any reason you desire to revoke your proxy, you may do so at any time before the vote is held at the annual meeting by following the procedures described in the accompanying proxy statement.

Sincerely,

Clark C. Smith
Chairman, President and
Chief Executive Officer of Buckeye GP LLC,
general partner of Buckeye Partners, L.P.
April [•], 2018

Notice of

Annual Meeting of Limited Partners

Tuesday, June 5, 2018

9:00 a.m. Local Time

DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046

To the Unitholders of Buckeye Partners, L.P.:

The annual meeting of limited partners of Buckeye Partners, L.P. will be held at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, on June 5, 2018 at 9:00 a.m. local time to consider the following matters:

1.	The election of three Class II directors to our general partner’s board of directors to serve until the 2021 annual meeting of limited partners;

2.	The approval of an amendment of Buckeye Partners, L.P.’s partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing Buckeye Partners, L.P. to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two- thirds of the outstanding LP Units;

3.	The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as Buckeye Partners, L.P.’s independent registered public accountants for 2018;

4.	The approval, in an advisory vote, of our executive compensation; and

5.	The transaction of any other business as may properly come before the annual meeting or any adjournments thereof, including, without limitation, the adjournment of the annual meeting in order to solicit additional votes from unitholders with respect to the foregoing proposals.

Only unitholders of record at the close of business on April 9, 2018 are entitled to attend or vote at the annual meeting or any adjournments thereof.

Your vote is important! Your broker cannot vote your units on your behalf for certain of management’s proposals until it receives your voting instructions. For your convenience, internet and telephone voting are available. The instructions for voting by internet or telephone are set forth on your proxy card. If you prefer, you may vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors of Buckeye GP LLC, as general partner of Buckeye Partners, L.P.

Houston, Texas

Dated: April [•], 2018

Todd J. Russo

Senior Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to Be Held on June 5, 2018.

This notice, together with the accompanying proxy statement and related form of proxy and our 2017 Annual Report to unitholders are available at http://www.astproxyportal.com/ast/17265/.

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Proxy Statement

These proxy materials, which we made available to our unitholders via the internet on or about April [•], 2018, are being furnished to you in connection with the solicitation of proxies by and on behalf of the board of directors of Buckeye GP LLC, a Delaware limited liability company (“Buckeye GP”), acting in its capacity as the general partner of Buckeye Partners, L.P., a Delaware limited partnership, for use at Buckeye Partners, L.P.’s 2018 annual meeting of limited partners or at any adjournments thereof. The meeting will be held at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046 on June 5, 2018 at 9:00 a.m. local time. Holders of record of limited partnership units representing limited partnership interests (“LP Units”) and Class C Units representing limited partnership interests (“Class C Units”) at the close of business on April 9, 2018 are entitled to notice of, and are entitled to vote at, the annual meeting and any adjournments thereof, unless such adjournment is for more than 60 days, in which event our general partner’s board of directors is required to set a new record date. Unless otherwise indicated, the terms “the Partnership,” “Buckeye,” “our,” “we,” “us” and similar terms refer to Buckeye Partners, L.P., together with our subsidiaries.

Proposals

At our 2018 annual meeting of limited partners, we are asking our unitholders to consider and act upon the following proposals:

Proposals	Board Recommendation	Page Reference
Proposal 1. The election of three Class II directors to serve on our general partner’s board of directors until our 2021 annual meeting	FOR each nominee	8
Proposal 2: The approval of an amendment of our partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing the Partnership to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units	FOR	46
Proposal 3: The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as Buckeye’s independent registered public accountants for 2018	FOR	47
Proposal 4: The approval, in an advisory vote, of our executive compensation	FOR	47

Outstanding LP Units and Class C Units Held on Record Date

As of the record date, there were 146,931,940 outstanding LP Units and 6,220,658 Class C Units that were entitled to notice of and are entitled to vote at the annual meeting.

Quorum Required

The presence, in person or by proxy, of the holders as of the record date of a majority of our outstanding LP Units and Class C Units is necessary to constitute a quorum for purposes of voting on the proposals at the annual meeting. Votes that are cast but marked “Withheld” for the election of one or more directors will count as “units present” at the meeting for purposes of establishing a quorum on the proposals. Abstentions and broker non-votes will count as “units present” at the meeting for purposes of determining a quorum. A broker non-vote occurs when a broker or other nominee who holds units for the beneficial owner votes on at least one item but does not vote on a particular other item because the broker or nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the units.

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Vote Required

Directors serving on our general partner’s board of directors are elected by a plurality of the votes cast by the holders of our outstanding LP Units and Class C Units. A plurality occurs when more votes are cast for a candidate than those cast for an opposing candidate. Each LP Unit and Class C Unit entitles the holder thereof as of the record date to one vote. Unitholders are not entitled to use cumulative voting. Cumulative voting is a system for electing directors whereby a security holder is entitled to multiply his number of securities by the number of directors to be elected and cast the total number of votes for a single candidate or a select few candidates.

The approval of the ratification of our independent registered public accountants for 2018 and the advisory vote on executive compensation each require the affirmative vote of the holders of a majority of the outstanding LP Units and Class C Units, voting together as a single class, present in person or by proxy and entitled to vote on the matter. The approval of the amendment of our partnership agreement requires the affirmative vote of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units and Class C Units, voting together as a single class.

All items on the ballot are “non-routine” matters under New York Stock Exchange (“NYSE”) rules except ratification of the independent registered public accountants. Brokerage firms are not entitled to vote any LP Units on non-routine items without receiving instructions from the beneficial owner of the LP Units, and proxies that are returned without a vote on those proposals are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum is present, but will have no effect on the outcome of the vote for any proposal.

For more information on voting and attending the annual meeting, please see Other Information beginning on page 49.

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PROPOSAL 1	Election of Directors

We are a limited partnership. We do not have our own board of directors. We are managed and operated by the officers of, and are subject to the oversight of the board of directors of, our general partner. Our unitholders are entitled to elect the members of our general partner’s board of directors.

The total number of directors on our general partner’s board of directors is currently ten. The terms of the directors of our general partner’s board are “staggered” and the directors are divided into three classes. At each annual meeting, only one class of directors is elected and, upon election, directors in that class serve for a term of three years, subject to a director’s earlier resignation, death or removal. If a director is elected to the board to fill a vacancy, that director will have the same remaining term as his or her predecessor. For detailed information about the functioning and structure of our board of directors, please see the section of this proxy statement entitled “Corporate Governance” beginning on page 12.

At the 2018 annual meeting, our unitholders will consider and act upon a proposal to elect three Class II directors to our general partner’s board of directors to serve until the 2021 annual meeting of limited partners. Each of the nominees has consented to serve as a director if so elected. The persons named as proxies in the accompanying proxy card, who have been designated by the board of directors of our general partner, intend to vote the LP Units with respect to which proxies have been granted them in favor of the election of the director nominees unless otherwise instructed by the unitholder granting such proxy. If any nominee in favor of whom a proxy has been granted becomes unable for any reason to stand for election as a director of our general partner, the persons named as proxies in the accompanying proxy card will vote for the election of such other person or persons as the board of directors of our general partner may recommend and propose to replace such nominee.

Information concerning the Class II directors nominated for election at the annual meeting, along with information concerning the current Class I and Class III directors whose terms of office will continue after the annual meeting, is set forth below.

Class II Directors for terms to expire in 2021

PIETER BAKKER

Director Since 2011
Age 74
Independent

Pieter Bakker, 74, became a director of Buckeye GP on May 5, 2011. He had served as President of Vopak North America from 2005 until his retirement in 2009 and before that as President of Vopak Latin America. He started his career in Europe with AKZO Chemicals and Conoco, and after that he spent almost 25 years in Latin America for Chemical Distributor HCI and Vopak. Mr. Bakker was appointed Chairman of Bahamas Oil Refining Company International Limited (now Buckeye Bahamas Hub Limited) in March 2009. Since 2009, Mr. Bakker’s principal occupation has been as a private investor. He is also currently the Executive Chairman of First Reserve Tank Terminals Houston. Mr. Bakker has more than 50 years of experience in the tank storage business, and his breadth of experience and knowledge of the international marine terminal industry uniquely qualify him to serve on our general partner’s board of directors.

BARBARA M. BAUMANN

Director Since 2014
Age 62
Independent

Barbara M. Baumann, 62, became a director of Buckeye GP on September 29, 2014. Ms. Baumann is currently President of Cross Creek Energy Corporation, an energy advisory firm with investments in domestic oil and natural gas. Previously, Ms. Baumann served in various areas of finance and operations during an 18-year career with Amoco (later BP Amoco). These roles included Chief Financial Officer of Ecova Corp., a wholly owned environmental-remediation unit of Amoco, and Vice President of Amoco’s San Juan Basin business unit. Ms. Baumann is a veteran of numerous public and private company boards and currently serves on the board of Devon Energy Corporation (NYSE: DVN), where she is a member of the audit and nominating & governance committees. In addition, Ms. Baumann serves as an independent trustee for the Putnam Mutual Funds, and as a board member of Hat Creek Energy LLC, a privately held energy company. Ms. Baumann is a member of the board of The Denver Foundation, is Chair of the Board of Trustees of Mount Holyoke College, and serves on the finance committee of Children’s Hospital of Colorado. The financial and industry expertise Ms. Baumann developed over her career, coupled with the breadth of her experience serving on public and private company boards, makes her a strong and valued member of our general partner’s board of directors.

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MARK C. MCKINLEY

Director Since 2007
Age 61
Independent

Mark C. McKinley, 61, became a director of Buckeye GP on October 1, 2007. He serves as Managing Partner of MK Resources, a private oil and gas development company specializing in the recovery and production of crude oil and the development of unconventional resource projects. Mr. McKinley is a director of the Merrymac McKinley Foundation and the Tip of the Spear Foundation. He is also president and a director of Labrador Oil Company, a private oil and gas exploration and development firm. Mr. McKinley is managing partner of M Natural Resources, a private investment firm with investments in energy and real estate. Mr. McKinley joined the board of directors of Anadarko Petroleum Corporation (NYSE: APC) in February 2015 and serves on the audit committee. The operational and business skills Mr. McKinley developed through his experience in oil and gas development and other energy investments make him an important voice as an independent director on our general partner’s board of directors.

Class I Directors with terms expiring in 2020

BARBARA J. DUGANIER

Director Since 2013
Age 59
Independent

Barbara J. Duganier, 59, became a director of Buckeye GP on October 4, 2013. In the decade prior to joining the board, Ms. Duganier was a Managing Director at Accenture and held various leadership and management positions in Accenture’s outsourcing business, including as Global Chief Strategy Officer and as Global Growth and Offering Development Lead. A year prior to joining Accenture, she served as an independent consultant to Duke Energy North America. From 1979 to 2002, Ms. Duganier, who is a licensed Certified Public Accountant, worked at Arthur Andersen, where she served as an auditor and financial consultant, as well as in various leadership and management roles, including as Global Chief Financial Officer of Andersen Worldwide. Ms. Duganier is currently a director and chair of the audit committee of MRC Global Inc. (NYSE: MRC), as well as a member of the governance committee. Ms. Duganier is also a member of the board of the National Association of Corporate Directors (NACD) Texas TriCities Chapter as well as an NACD Governance Fellow and has received the NACD’s certification in cybersecurity oversight. Ms. Duganier serves as the Chair of the audit committee of Genesys Works, a not-for-profit organization that trains and places at-risk high school students in accounting and IT internships in primarily Fortune 500 companies. Ms. Duganier is a former director and member of the enterprise and risk oversight and compensation committees of HCC Insurance Holdings, which was sold in 2015 to Tokio Marine Holdings. Ms. Duganier’s board experience, training and extensive experience as a Certified Public Accountant, her track record of leading large organizations, and her business experience both within and outside of the energy industry make her well-qualified to serve on our general partner’s board of directors.

JOSEPH A. LASALA, JR.

Director Since 2007
Age 63
Independent

Joseph A. LaSala, Jr., 63, became a director of the general partner of Buckeye GP Holdings, L.P., the former parent company of Buckeye GP (“BGH”), on July 26, 2007 and, effective November 19, 2010 in connection with the merger of BGH with us on November 19, 2010 (the “Merger”), resigned from BGH’s general partner’s board and joined the Buckeye GP board. From April 2001 until July 2007, Mr. LaSala served as director of Buckeye GP. Since May 2017, Mr. LaSala has been a private investor. From April 2015 until his retirement in May 2017, Mr. LaSala served as General Counsel of Publicis Groupe. From February 2011 through February 2015, Mr. LaSala served as Senior Vice President, General Counsel and Secretary of Sapient Corporation, which was acquired by Publicis Groupe in February 2015. From January 2008 through December 2010, he served as Senior Executive Vice President, General Counsel and Secretary of Discovery Communications, Inc. From July 2001 to January 2008, Mr. LaSala served as Vice President, General Counsel and Secretary of Novell, Inc. Mr. LaSala’s breadth of experience serving as general counsel to public companies has given him valuable knowledge and insights with respect to SEC reporting, establishing and maintaining internal controls and implementing appropriate corporate governance practices. Coupled with Mr. LaSala’s past experience in the energy industry, these attributes uniquely qualify him to serve on our general partner’s board of directors.

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LARRY C. PAYNE

Director Since 2014

Age 70

Independent

Larry C. Payne, 70, became a director of Buckeye GP on September 29, 2014. Mr. Payne is currently President and Chief Executive Officer of LESA & Associates, LLC, a midstream energy consulting company. Previously, Mr. Payne has served as Interim President of Magnum NGLs, LLC, a private company engaged in natural gas liquids storage, President and Chief Operating Officer of Lansing NGL Services Natural Gas Liquids Division, a division of Lansing Trade Group, LLC, a commodities trading company and President and Chief Operating Officer of SemStream, LP, a midstream energy company engaged in natural gas liquids supply and marketing. In addition, during his career, Mr. Payne has served in senior management positions at Williams Companies, Texaco, and Ferrellgas. Mr. Payne currently is a member of the board of Unit Corporation (NYSE: UNT), where he is a member of the audit and nominating & governance committees. He also serves on the advisory board for Haddington Ventures, L.L.C., a private equity and venture capital firm specializing in the midstream energy infrastructure sector. Mr. Payne currently serves on the board of directors for the following non-profit organizations: the Wayman Tisdale Foundation, the Board of Trustees for the Metropolitan Baptist Church and the CEO Advisory Board for Big Brothers Big Sisters of Oklahoma. The leadership skills and industry expertise Mr. Payne developed over his long career in the energy sector make him a respected and important independent voice on our general partner’s board of directors.

MARTIN A. WHITE

Director Since 2009
Age 76
Independent

Martin A. White, 76, became a director of BGH’s general partner on April 30, 2009 and, effective November 19, 2010 in connection with the Merger, resigned from BGH’s general partner’s board and joined the Buckeye GP board. Since August 2006, Mr. White has been a private investor. Prior thereto, Mr. White was employed for 15 years by MDU Resources Group, Inc. (“MDU”), an NYSE-listed company, which operates in three core lines of business—energy, utility resources and construction materials. From August 1997 until his retirement in August 2006, Mr. White served as President and Chief Executive Officer of MDU. Mr. White was also the Chairman of the board of directors of MDU from February 2001 until his retirement. Mr. White was an employee of Montana Power Company from 1966 until 1991, with his last position being President and Chief Executive Officer of Entech, Inc., a non-utility subsidiary of Montana Power Company involved in the oil and natural gas industry, coal mining, real estate and technical communications between electric generating facilities. Mr. White also served as a director of Plum Creek Timber Company, Inc. (NYSE: PCL) from 2006 to 2016 and was a director of First Interstate BancSystem, Inc. (NASDAQ: FIBK) from 2005 to 2011. Mr. White’s breadth of experience in the energy sector, including being the chairman, president and chief executive officer of a Fortune 500 company, have given him business, leadership and communication skills that more than qualify him to serve on our general partner’s board of directors.

Class III Directors with terms expiring in 2019

OLIVER “RICK” G. RICHARD, III

Director Since 2009
Age 65
Independent

Oliver “Rick” G. Richard, III, 65, became a director of Buckeye GP on February 17, 2009 and prior to that served as a director of BGH’s general partner from April 2008. He is the owner and president of Empire of the Seed LLC, a private consulting firm in the energy and management industries, as well as the private investments industry. Mr. Richard served as Chairman, President and CEO of Columbia Energy Group (“Columbia Energy”) from April 1995 until Columbia Energy was acquired by NiSource Inc. in November 2000. Mr. Richard was appointed by President Reagan and confirmed by the United States Senate to the Federal Energy Regulatory Commission (“FERC”), serving from 1982 to 1985. Mr. Richard serves as a director of the general partner of Cheniere Energy Partners, L.P. (NYSE MKT: CQP), where he is a member of the audit and the conflicts committees, and American Electric Power Company, Inc. (NYSE: AEP), where he is a member of the human resources, policy, and nuclear oversight committees. Mr. Richard’s breadth of experience in the energy sector, including being the chairman, president and CEO of a Fortune 500 company and commissioner of the FERC, have given him business, leadership and communication skills that make him exceptionally well-qualified to serve on our general partner’s board of directors.

CLARK C. SMITH

Director Since 2007
Age 63

Clark C. Smith, 63, was named Chairman, President and Chief Executive Officer of Buckeye GP in August 2014. He served as President and Chief Executive Officer of Buckeye GP from February 2012 to August 2014 and President and Chief Operating Officer of Buckeye GP from February 2009 to February 2012. Prior to joining the management team in February 2009, he served on the board of directors of Buckeye GP from October 2007 until February 2009. From June 2004 through June 2007, Mr. Smith served as Managing Director of Engage Investments, L.P., a private company established to provide consulting services to, and to make equity investments in, energy-related businesses. Mr. Smith was Executive Vice President of El Paso Corporation and President of El Paso Merchant Energy Group, a division of El Paso Corporation, from August 2000 until May 2003, and a private investor from May 2003 to June 2004. Mr. Smith’s extensive experience in the energy sector, including his prior officer and director positions with Buckeye, and his position as President and Chief Executive Officer of Buckeye, have given him valuable knowledge about the Partnership’s business and industry, qualify him to serve on our general partner’s board of directors, and make him an asset to the board.

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FRANK S. SOWINSKI

Director Since 2006
Age 62
Lead Independent Director

Frank S. Sowinski, 62, is our Lead Independent Director. He became a director of BGH’s general partner on August 4, 2006 and, in connection with the Merger, resigned from BGH’s general partner’s board and joined the Buckeye GP board. From February 2001 until August 2006, Mr. Sowinski served as director of Buckeye GP. Since January 2006, he has been a Management Affiliate of MidOcean Partners, a private equity investor. From October 2004 to January 2006, Mr. Sowinski was a private investor and prior thereto, he served as Executive Vice President of Liz Claiborne, Inc. from January 2004 until October 2004. Mr. Sowinski served as Executive Vice President and CFO of PwC Consulting, a systems integrator company, from May 2002 to October 2002. Mr. Sowinski also served as Vice Chairman of two portfolio companies of MidOcean Partners, The Allant Group, a marketing services company, and LegalShield, a specialized legal service products company, through January 2016 and June 2016, respectively. Mr. Sowinski joined the Board of CDK Global Inc. (NASDAQ: CDK) in October 2014 and chairs the audit committee. The operational and business skills Mr. Sowinski developed through his past experience in information services, consulting and retail apparel make him an important voice as an independent director on our general partner’s board of directors.

The Board of Directors of our general partner unanimously recommends that unitholders vote “FOR” the election of Pieter Bakker, Barbara M. Baumann, and Mark C. McKinley to class II of our general partner’s Board of Directors.

Front row: Frank S. Sowinski, Clark C. Smith, Pieter Bakker, Oliver “Rick” G. Richard, III

Second row: Joseph A. LaSala, Jr., Barbara J. Duganier, Martin A. White, Larry C. Payne, Barbara M. Baumann, Mark C. McKinley

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Corporate Governance

Board Leadership and Governance

Our general partner’s board of directors, with the assistance of the nominating and corporate governance committee, evaluates its size, function, needs and composition on an annual basis, with the intent that the board of directors as a whole collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of Buckeye’s business.

We do not have a formal policy requiring the roles of Chief Executive Officer and Chairman of the Board to be held by separate persons. At different times in Buckeye’s history, the roles of Chief Executive Officer and Chairman of the Board have been held by the same person. The full board and nominating and corporate governance committee believe that it is important to retain the flexibility to make this determination at any given point in time based on what they believe will provide the best leadership structure for Buckeye at that time.

Clark C. Smith is Buckeye’s Chairman of the Board and Chief Executive Officer. Additionally, Buckeye has a Lead Independent Director, Frank S. Sowinski, who was elected by the independent members of the board. The Lead Independent Director has the following responsibilities:

Preside at executive sessions of the board and board meetings where the Chairman is not present;
Serve as liaison between the independent directors and the Chairman and management as necessary;
Have the authority, along with the Chairman and CEO, to approve board meeting agendas and information sent to the board;
Have the authority to call meetings of the independent directors; and
If requested by major unitholders, ensure that he or she is available for consultation and communication as necessary after discussion with the Chairman and CEO.

The board believes that its current leadership structure, with Mr. Smith serving as both Chief Executive Officer and Chairman of the Board, provides unified leadership and direction for Buckeye and gives clear focus for management to execute Buckeye’s strategy and business plans while also recognizing the unique strengths and capabilities of our directors. A Lead Independent Director with the clearly defined responsibilities and duties set forth above further enhances the contributions of our independent directors, which have been and continue to be significant. The nominating and corporate governance committee will continue to evaluate Buckeye’s leadership structure to ensure the board’s structure is appropriate at all times and will recommend to the board changes to that structure when appropriate.

The board has implemented a number of governance practices designed to ensure it can undertake its responsibilities effectively. Each year, the board has meetings dedicated solely to strategic planning and risk management, respectively. From time to time, the board also holds a meeting at a location of the Partnership’s assets and conducts a site visit to better familiarize itself with the Partnership’s business. All directors are invited to attend all meetings of the committees of the board and, to permit attendance, committee meetings are not scheduled concurrently. Directors are provided with continuing education, including business-specific learning opportunities through site visits and briefing sessions led by internal experts or third parties on topics that are relevant to the Partnership. Directors are also encouraged to attend additional continuing education programs designed to enhance the performance and competencies of individual directors and the board.

In addition, under the board’s custom and practice, all directors are encouraged to communicate directly with management, and any director can, and many directors from time to time do, establish agenda items for board meetings. As part of the annual board self-evaluation process, each director completes a questionnaire regarding a number of items related to the board’s functions as well as the director’s qualifications. In addition, the Lead Independent Director and Chair of nominating and corporate governance committee conducts an interview with each director to discuss the feedback provided. Results of the process are then utilized by the Board to further improve the execution of its responsibilities.

All of our non-management directors are independent. Our independent directors also meet in executive session outside of the presence of any management directors and any other members of our management who may otherwise be present after every regularly scheduled board meeting, which is at least seven times per year. Further, the nominating and corporate governance committee encourages the chairs of each of the committees of the board to engage directly with the Chief Executive Officer and other members of management.

For more information about contacting our general partner’s board of directors, please see the section below entitled “Communication with the Board of Directors.”

Director Independence

Pursuant to Section 303A.00 of the NYSE Listed Company Manual, unlike NYSE-listed corporations, limited partnerships like us are not required to have a majority of our directors be independent. However, except for Mr. Smith, all of our general partner’s directors are “independent” as that term is defined in the applicable NYSE rules and Rule 10A-3 of the Exchange Act. In determining the independence of each director for purposes of the NYSE listing standards, the board of directors of our general partner has adopted certain categorical standards. Pursuant to such categorical standards, a director will not be deemed independent for purposes of the NYSE listing standards if:

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the director is, or has been within the last three years, an employee of the Partnership, or an immediate family member is, or has been within the last three years, an executive officer of the Partnership;
the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Partnership, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
(i) the director or an immediate family member is a current partner of a firm that is the Partnership’s internal auditor or independent registered public accountants; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the Partnership’s audit, assurance or tax compliance (but not tax planning) engagement; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Partnership’s audit within that time;
the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Partnership’s present executive officers at the same time serves or served on that company’s compensation committee;
the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Partnership for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million, or 2% of such other company’s consolidated gross revenues; or
the director serves as an executive officer of a charitable organization and, during any of the past three fiscal years, the Partnership made charitable contributions to the charitable organization in any single fiscal year that exceeded $1.0 million or 2%, whichever is greater, of the charitable organization’s consolidated gross revenues.

For the purposes of these categorical standards, the term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

Risk Oversight

The board of directors of our general partner works with management to identify and assess the most significant risks to the Partnership and ensure that management implements appropriate mitigation strategies and, where appropriate, emergency response plans for such risks. In undertaking its risk management responsibilities, the board regularly discusses risk at its meetings, and KPMG LLP, in its capacity as internal auditor for the Partnership, assists the board in evaluating risk. In addition, the board holds an annual meeting dedicated solely to risk management. Although the board has ultimate responsibility for overseeing specific aspects of the risk management process, the committees of the board also have certain responsibilities for risk management. The board is advised by the committees of significant risks and management’s responses via periodic updates.

On behalf of the board, the audit committee plays a key role in the oversight of the Partnership’s risk management function. The audit committee reviews with the Partnership’s management the Partnership’s areas of material exposure with respect to financial risk, tax regulation risk as well as the Partnership’s policies and processes with respect to financial risk assessment and risk management and oversees risks arising from related person transactions. The audit committee is also responsible for certain information technology-related risks, including the Partnership’s internet technology policies and certain aspects of business disruption, disaster recovery and cybersecurity risk.

The audit committee oversees our risk management policy related to our products marketing business. The risk policy establishes a risk committee composed of management of the Partnership and specifically limits the maximum financial obligations and exposure to which the Partnership can be committed with respect to the products marketing business. The policy also identifies certain transactions or activities of the product marketing business that require risk committee approval prior to being undertaken as well as transactions and activities that can only be approved by our audit committee. The risk committee prepares a quarterly report to the audit committee on activities and exposures covered by the policy and updates the audit committee more frequently on such matters as needed. Any amendment of the risk policy must be approved by the audit committee.

The compensation committee oversees risk management as it relates to our compensation plans, policies and practices, including ensuring such plans, policies and practices guard against the risks of being unable to sufficiently attract and retain talent. The compensation committee meets with management to review whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a material adverse effect on the Partnership. The nominating and corporate governance committee oversees risks related to the Partnership’s governance structure and processes as well as risks related to the management of human capital. The health, safety, security and environmental (“HSSE”) committee oversees risks related to HSSE matters with respect to the Partnership’s assets and operations, including environmental, safety, and security-related (both physical security and the implications of cybersecurity) risks, certain risks related to changes in regulation or the political climate and certain aspects of business disruption and disaster recovery risk.

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Meetings of the Board of Directors and its Committees

The board of directors of our general partner held twelve board meetings, eight audit committee meetings, eight compensation committee meetings, six nominating and corporate governance committee meetings and four HSSE committee meetings, which is a total of thirty-eight meetings during 2017. During 2017, no directors attended fewer than 75% of (1) the total number of meetings of our general partner’s board of directors held during the period for which she or he was a director and (2) the total number of meetings held by all committees of the board on which she or he served during the periods that she or he served. Our general partner’s board of directors does not have a policy with respect to the board members’ attendance at annual meetings. One of our board members attended our 2017 annual unitholder meeting.

Board Committees

Our general partner’s board of directors has the following four standing committees: (1) audit committee; (2) compensation committee; (3) nominating and corporate governance committee; and (4) HSSE committee.

The table below indicates the members of each committee of our general partner’s board of directors:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	HSSE Committee
Clark C. Smith
Pieter Bakker
Barbara M. Baumann
Barbara J. Duganier
Joseph A. LaSala, Jr.
Mark C. McKinley
Larry C. Payne
Oliver “Rick” G. Richard, III
Frank S. Sowinski
Martin A. White

Each of the committees of the board of directors of our general partner has a written charter and a copy of each of those charters is available on our website. Please see the section of this proxy statement entitled “Where You Can Find More Information About Us—Helpful Resources” on page 51.

AUDIT COMMITTEE

The members of the audit committee are independent directors (as that term is defined in the applicable NYSE rules and Rule 10A-3 of the Exchange Act) and non-employee directors of our general partner. The general partner’s board of directors has determined that no audit committee member has a material relationship with the general partner or with Buckeye. The board of directors has also determined that each of the members of the audit committee qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K.

The audit committee provides independent oversight with respect to our internal controls, accounting policies, financial reporting, internal audit function and independent registered public accountants. The audit committee reviews the quality, independence and objectivity of the independent registered public accountants and internal audit function. The audit committee has sole authority as to the retention, evaluation, compensation and oversight of the work of the independent registered public accountants. The independent registered public accountants report directly to the audit committee. The audit committee has sole authority to approve all audit and non-audit services provided by the independent registered public accountants. The audit committee annually reviews and approves our internal audit plan and also regularly meets with the internal auditors to review internal controls and Sarbanes-Oxley Act compliance. The audit committee reviews, approves and ratifies transactions with related persons required to be disclosed under SEC rules. The committee also provides independent oversight with respect to our information technology policies and programs, our risk management policy related to our products marketing business, and our compliance with certain legal and regulatory requirements, including domestic and foreign anti-corruption laws.

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The audit committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

These procedures are part of the Business Code of Conduct and are available on our website. Please see the section of this proxy statement entitled “Where You Can Find More Information About Us—Helpful Resources” on page 51.

COMPENSATION COMMITTEE, COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As a limited partnership that is listed on the NYSE, we are not required to have a compensation committee. However, the board of directors of Buckeye GP has determined that a compensation committee is appropriate in order to conform to best governance practices. The current members of the compensation committee, set forth in the table above under the heading “Board Committees”, are independent (as that term is defined in the applicable NYSE rules and Rule 10C-1 of the Exchange Act) and are non-employee directors (as that term is defined in Rule 16b-3 of the Exchange Act).

The compensation committee establishes and oversees the administration of all of our compensation philosophies and policies. The compensation committee establishes, reviews and approves compensation for our CEO and our other executive officers, including our named executive officers, and the CEO reviews with the compensation committee compensation for our other senior management members. Oversight of our compensation plans is the compensation committee’s responsibility. The compensation committee also, in coordination with the nominating and corporate governance committee, assists the board of directors of Buckeye GP with CEO succession planning and conducts reviews of talent development and succession planning activities, emphasizing career development of management talent. The compensation committee has authority to select and oversee outside compensation advisors, including consultants, legal counsel and other advisors retained to review or make recommendations on our compensation programs. The compensation committee has the authority to enter into retention agreements with any such advisors establishing the fees payable to such advisors by the Partnership and any other retention terms.

The chairs of the compensation and nominating and corporate governance committees meet with the CEO annually to discuss the CEO’s performance as well as the board’s expectations going forward. The compensation committee may seek guidance or input from the CEO when making determinations about the compensation of the other executive officers. The CEO also may provide recommendations to the compensation committee concerning the high-level allocation of incentive award pools among senior management other than executive officers. The CEO also may determine the salaries and amounts of individual incentive awards to senior management members other than executive officers.

The compensation committee retained Aon Hewitt as its independent compensation consultant for evaluating and advising on the compensation of its officers and directors in 2017. The Compensation Committee has considered whether the work performed by Aon Hewitt for 2017 created any conflict and has determined it did not. In addition, the compensation committee has considered whether the work performed to date and to be performed by Aon Hewitt for the compensation committee in 2018 will create any conflict of interest and has determined that it will not. In making such determinations with respect to the services of Aon Hewitt, the compensation committee considered the factors set forth in Rule 10C-1(b)(4) of the Exchange Act regarding compensation advisor independence. See the discussion below under the heading “Compensation Discussion and Analysis— Administration of Executive Compensation Programs and Methodology” for more information about the compensation committee’s use of compensation consultants, including the scope of the services for which and Aon Hewitt was engaged.

In addition, Aon Risk Services, Inc., an affiliate of Aon Hewitt, was separately retained by the Partnership to provide additional services, primarily property, casualty and insurance consulting services, that were unrelated to executive and director compensation matters. The decision to retain Aon Risk Services, Inc. was made by management and was not subject to the approval of our general partner’s board of directors. The aggregate fees paid for these additional services were $1,352,987 in 2017, which represent less than 1% of Aon Corporation’s total revenue for the year ended December 31, 2017.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

As a limited partnership that is listed on the NYSE, we are not required to have a nominating and corporate governance committee. However, the board of directors of our general partner has determined that a nominating and corporate governance committee is appropriate in order to conform to best governance practices. The members of the nominating and corporate governance committee are independent, non-employee directors. The nominating and corporate governance committee identifies and evaluates qualified director candidates for the board and develops and recommends to the board corporate governance policies and procedures appropriate for the Partnership. The committee oversees the annual self-evaluation of the board of directors of our general partner and its committees, makes recommendations to the board concerning structure and membership matters with respect to the board and its committees, oversees the orientation and continuing education programs for the board, reviews directors’ and officers’ indemnification and insurance matters, reviews certain conflicts of interest between the general partner and the Partnership, and reviews potential conflicts of interest between Board members and Partnership, including monitoring the membership of directors on other public company boards. The committee also, in coordination with the compensation committee, ensures the Partnership has appropriate succession planning and talent development processes in place.

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HEALTH, SAFETY, SECURITY AND ENVIRONMENTAL COMMITTEE

The HSSE committee assists the board of directors of our general partner in fulfilling its oversight responsibilities with respect to the board’s and our continuing commitment to minimizing the impact of our assets on the environment, ensuring the safety and security of our employees and the public and assuring that our businesses and facilities are operated and maintained in a safe and environmentally sound manner. The committee reviews and oversees the Partnership’s HSSE policies, programs, issues and initiatives, and reports to the board on HSSE matters affecting the Partnership and the public. In addition, the members of the HSSE committee on occasion attend the Partnership’s regularly scheduled emergency response drills to better understand, as well as emphasize the importance of, response preparedness. The HSSE committee has authority, in consultation with management, to retain outside counsel or other experts and advisors to aid in its review and oversight of HSSE matters. The members of the HSSE committee are all independent directors.

Other Corporate Governance Matters

We have a Code of Ethics for Directors, Executive Officers and Senior Financial Employees that applies to, among others, the CEO, CFO and Principal Accounting Officer of Buckeye GP, as required by Section 406 of the Sarbanes Oxley Act of 2002, as well as a Business Code of Conduct that applies to all employees. Furthermore, we have Corporate Governance Guidelines and a charter for each of the committees of the board of directors of our general partner. Each of the foregoing is available on our website. Please see the section of this proxy statement entitled “Where You Can Find More Information About Us—Helpful Resources” on page 51. We provide copies, free of charge, of any of the foregoing upon receipt of a written request. We disclose amendments to, or director and executive officer waivers from, the Code of Ethics, if any, on our website, or by Form 8-K to the extent required.

You also can find information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005 or at the NYSE’s Internet site (www.nyse.com). The certifications of Buckeye GP’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act have been included as exhibits to Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Our Culture

The Partnership’s culture is rooted in an unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity. We believe that our commitment to these core principles helps create value for our unitholders over time.

We have had an HSSE committee since 2010 and we administer a company-wide safety training program involving all field employees, senior management and directors. We strive to be a good corporate citizen in the communities in which we operate. As part of that effort, the Partnership makes donations to non-profit organizations, emergency responders, community groups and community projects located within our market areas. In 2016, we formed the Buckeye Partners Foundation (the “Foundation”), a 501(c)(3) qualified, non-profit charitable organization. The Foundation was initially conceived as a way to provide hardship relief to our employees and their families in the aftermath of Hurricane Matthew. To date, the Foundation has raised money primarily through donations from the Partnership and Buckeye employees and has been a meaningful source of aid for our employees and their families who have suffered from financial need due to natural disasters, including Hurricanes Harvey, Irma and Maria.

We believe our culture and commitment to employees and community helps us to attract and retain highly skilled and experienced people.

Board Candidates

The nominating and corporate governance committee will consider all unitholder recommendations for candidates for the board of directors of our general partner, which should be sent to the nominating and corporate governance committee, c/o Todd J. Russo, Senior Vice President, General Counsel and Secretary, Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, Texas 77046. The general qualifications and specific qualities and skills established by the committee for directors are included in Section I of our Corporate Governance Guidelines, which are available on our website. Please see the section of this proxy statement entitled “Where You Can Find More Information About Us—Helpful Resources” on page 51. We believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the unitholders. They also must have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have the board of directors of our general partner represent a range of experience in areas that are relevant to the Partnership’s business and operations. The nominating and corporate governance committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of background and experience represented on the board, and the nominating and corporate governance committee reviews its effectiveness in balancing these considerations when assessing the composition of the board.

The nominating and corporate governance committee also considers candidates recommended by current directors, company officers, employees and others. The committee evaluates all nominees for directors in the same manner regardless of the source of the recommendation.

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Communication with the Board of Directors

A holder of our LP Units or Class C Units or other interested party who wishes to communicate with the non-management directors of Buckeye GP may do so by contacting Todd J. Russo, Senior Vice President, General Counsel and Secretary, Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, Texas 77046. Communications will be relayed to the intended recipient on the board of directors of Buckeye GP except in instances where it is deemed unnecessary or inappropriate to do so. Any communications withheld under those guidelines will nonetheless be recorded and available for any director who wishes to review them.

NYSE Corporate Governance Listing Standards

The NYSE requires the CEO of each listed company to certify annually that he is not aware of any violation by the company of the NYSE corporate governance listing standards as of the date of the certification, qualifying the certification to the extent necessary. The CEO of Buckeye GP provided such certification to the NYSE in 2017 without qualification.

Report of the Audit Committee

The audit committee of the board of directors of Buckeye GP, acting in its capacity as the general partner of the Partnership, oversees the Partnership’s financial reporting process on behalf of the board of directors. A description of the audit committee’s charter and responsibilities is included in this proxy statement on page 14 under the heading “Audit Committee” in the “Board Committees” section. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

In fulfilling its oversight responsibilities, the audit committee met with the Partnership’s internal auditors and independent registered public accounting firm, Deloitte, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations and their evaluations of the Partnership’s internal controls. The audit committee also reviewed with management the audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the results of management’s assessment of the effectiveness of the Partnership’s internal control over financial reporting. The review included a discussion of the quality, not just the acceptability, of the accounting policies and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Partnership’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The audit committee is responsible for appointing the Partnership’s independent registered public accounting firm.

The audit committee appointed Deloitte as the Partnership’s independent registered public accounting firm for 2018. A description of the audit committee’s process in connection with the appointment of Deloitte is described in this proxy statement on page 47 under the heading “PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.”

The audit committee discussed with Deloitte the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, “Communication with Audit Committees,” including the quality, not just the acceptability, of the Partnership’s accounting policies and practices. The audit committee received the written disclosures and the letter from Deloitte required by the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte its independence from management and the Partnership.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Dated: April [•], 2018

Submitted by:
Audit Committee
Barbara J. Duganier, Chair
Barbara M. Baumann
Larry C. Payne
Frank S. Sowinski

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Audit and Non-Audit Fees

The following table presents fees for professional services rendered by Deloitte, its member firms and respective affiliates as Buckeye’s independent registered public accountants for the periods indicated:

	Year ended December 31,
	2017	2016
Audit Fees(1)	$3,184,600	$3,383,050
Audit-Related Fees(2)	197,500	412,355
Tax Fees(3)	1,318,065	1,310,259
All Other Fees	—	—
TOTAL	$4,700,165	$5,105,664
(1)	Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with (i) the audit of our annual financial statements and internal controls over financial reporting, (ii) the review of our quarterly financial statements and (iii) audits of subsidiary financial statements. This information is presented as of the latest practicable date for this proxy statement.
(2)	Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews. This category primarily includes fees for services normally provided in connection with regulatory filings or engagements including comfort letters and other services related to SEC matters. For the year ended December 31, 2016, this category includes fees for audits of financial statements of certain employee benefits plans, which service was shifted to another independent accounting firm in 2017.
(3)	Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax advice and tax planning, including tax advisory services relating to due diligence work in connection with acquisition opportunities and continued tax planning and restructuring services in connection with our investment in VTTI.

We have adopted a policy that all services provided by our independent registered public accountants, including audit services, audit- related services, tax services and other services, must be pre-approved by the audit committee. All services provided by Deloitte during the years ended December 31, 2017 and 2016 were pre-approved by the audit committee in compliance with the policy.

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Executive officers of our general partner

GARY L. BOHNSACK, JR.

Gary L. Bohnsack, Jr., 47, was appointed Vice President, Controller & Chief Accounting Officer of Buckeye GP effective June 21, 2017. Prior to joining the Partnership, Mr. Bohnsack served as the Vice President and Controller of Kinder Morgan, Inc. since 2013, during which time he oversaw the accounting and financial reporting functions for all Kinder Morgan, Inc. companies. Prior to joining Kinder Morgan, Mr. Bohnsack served as an audit partner at KPMG LLP since 2004.

MARK S. ESSELMAN

Mark S. Esselman, 61, has been Senior Vice President of Global Human Resources of Buckeye GP since January 2012. He previously held the position of Vice President of Human Resources of Buckeye Pipe Line Services Company (“Services Company”) from May 2011 through January 2012.

WILLIAM J. HOLLIS

William J. Hollis, 55, was appointed Senior Vice President of Buckeye GP and President, Buckeye Services effective July 14, 2014. Prior to joining the Partnership in July 2014, Mr. Hollis served BP and its affiliates in a wide variety of management and executive roles from 1984 to June 2014, during which he has gained extensive experience in asset optimization, crude and refined products supply, logistics and trading. From August 2007 to January 2010, Mr. Hollis served as the Vice President of Marketing Supply for BP’s U.S. operations, and was responsible for managing all of BP’s refined products supply activities in the U.S. From January 2010 to June 2014, Mr. Hollis was the Vice President — Crude and Products Supply for the BP East of Rockies region, during which time he was responsible for all crude and refined products supply activities in that region.

ROBERT A. MALECKY

Robert A. Malecky, 54, was named Executive Vice President of Buckeye GP and President, Domestic Pipelines and Terminals in January 2017. Mr. Malecky was Senior Vice President of Buckeye GP and President, Domestic Pipelines and Terminals from January 2012 to January 2017. Prior to this, Mr. Malecky was Senior Vice President, Customer Services of Buckeye GP from August 2011 to January 2012. He previously held the position of Vice President, Customer Services of Buckeye GP from February 2010 through August 2011 and held the same position with Services Company since July 2009. From July 2000 to July 2009, Mr. Malecky served as Vice President, Marketing of Services Company. Mr. Malecky commenced his employment with Buckeye in 1988.

KHALID A. MUSLIH

Khalid A. Muslih, 46, was named Executive Vice President of Buckeye GP and President, Global Marine Terminals in January 2017. Mr. Muslih was Senior Vice President of Buckeye GP and President, Global Marine Terminals from February 2014 to January 2017. Prior to this, Mr. Muslih was Senior Vice President of Buckeye GP and President, International Pipelines and Terminals, from June 2013 to February 2014, Senior Vice President, Corporate Development and Strategic Planning of Buckeye GP from January 2012 to June 2013, and Senior Vice President, Corporate Development of Buckeye GP from August 2011 to January 2012. Mr. Muslih was Vice President, Corporate Development of Buckeye GP from February 2010 until August 2011 and held the Vice President, Corporate Development position with Services Company since June 2007. Mr. Muslih also was the President of Buckeye’s Development & Logistics segment from May 2009 to January 2012. Mr. Muslih is a member of the board of directors of Buckeye Texas Partners LLC, which the Partnership jointly owns with Trafigura Trading LLC, and the supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol.

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TODD J. RUSSO

Todd J. Russo, 44, has been Senior Vice President, General Counsel and Secretary of Buckeye GP since July 2014. Prior to this, Mr. Russo was Vice President, General Counsel and Secretary of Buckeye GP from March 2013 to July 2014. From November 2010 to March 2013, Mr. Russo was Deputy General Counsel and Secretary of Buckeye GP. Mr. Russo served as Associate General Counsel of Services Company from April 2008 to November 2010. Mr. Russo is a member of supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol.

JOSEPH M. SAUGER

Joseph M. Sauger, 56, was appointed Senior Vice President, Global Marine Terminals Operations and Engineering in January 2017. Mr. Sauger was Senior Vice President, Engineering and Compliance Services of Buckeye GP from June 2014 to January 2017. He previously served as Senior Vice President, Engineering & Construction Services of Services Company from February 2013 to June 2014, Vice President, Engineering & Construction Services of Services Company from January 2012 to February 2013, and Vice President, Technical Services of Services Company from July 2009 to January 2012. Mr. Sauger joined the Partnership in June 2006.

CLARK C. SMITH

Clark C. Smith was named Chairman, President and Chief Executive officer of Buckeye GP in August 2014. He served as President and Chief Executive Officer of Buckeye GP from February 2012 to August 2014 and President and Chief Operating Officer of Buckeye GP from February 2009 to February 2012. Prior to joining the management team in February 2009, he served on the board of directors of Buckeye GP from October 2007 until February 2009.

KEITH E. ST. CLAIR

Keith E. St.Clair, 61, was named Executive Vice President and CFO of Buckeye GP in January 2012. He served as Senior Vice President and CFO of Buckeye GP from November 2008 to January 2012. Mr. St.Clair is a member of the supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol.

Front row: Keith E. St.Clair, Clark C. Smith, Khalid A. Muslih Second row: Robert A. Malecky, William J. Hollis, Mark S. Esselman, Joseph M. Sauger, Todd J. Russo

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Compensation of Executive Officers and Directors

Compensation Discussion and Analysis

NAMED EXECUTIVE OFFICERS

As a master limited partnership, Buckeye does not have officers or directors of its own. Rather, Buckeye’s business is overseen by the board of directors of our general partner, Buckeye GP, and the executive officers of Buckeye GP perform all of our management functions. Thus, the executive officers of Buckeye GP are our executive officers. In this Compensation Discussion and Analysis (“CD&A”), we address the compensation determinations and the rationale for those determinations relating to our CEO, CFO and our next three most highly compensated executive officers. We refer to these executive officers collectively as our “named executive officers.” Our named executive officers for 2017 are set forth in the table below.

Name	Title
Clark C. Smith	Chairman, President and Chief Executive Officer
Keith E. St.Clair	Executive Vice President and Chief Financial Officer
Robert A. Malecky	Executive Vice President of Buckeye GP; President, Domestic Pipelines and Terminals
Khalid A. Muslih	Executive Vice President of Buckeye GP; President, Global Marine Terminals
William J. Hollis	Senior Vice President of Buckeye GP; President, Buckeye Services

Services Company employs the majority of the employees who provide services to us and our operating subsidiaries, including our named executive officers. Pursuant to a services agreement, our operating subsidiaries reimburse Services Company for the cost of the employee services provided by Services Company.

EXECUTIVE SUMMARY

2017 Business Performance Highlights

During 2017, we reported income from continuing operations of $493.7 million, which was a decrease of $55.0 million, or 10%, from $548.7 million in 2016. This year-over-year decrease is primarily attributable to increased interest and debt expense related to the long-term debt issued in the fourth quarter of 2016 to partially fund the acquisition of a 50% equity interest in VTTI B.V. and increased depreciation and amortization expense related to assets placed in service during the year. Our Adjusted EBITDA from continuing operations, the primary financial measure Buckeye’s management uses to evaluate performance, was $1,113.9 million in 2017, which was a record high, surpassing $1.1 billion for the first time, and an increase of $85.9 million, or 8.4%, from $1,028.0 million in 2016. Additionally, in 2017 we:

Drove increased pipeline and terminal throughput volumes, including the incremental contributions from the completion of the first phase of our Michigan/Ohio expansion project within our Domestic Pipelines and Terminals segment;
Acquired a 50% equity interest in VTTI B.V. in January 2017 and benefited from the first year of cash flows from this investment;
Improved the operating performance of our Buckeye Texas Partners joint venture within our Global Marine Terminals segment, driving improved year-over-year financial contributions from these assets;
Advanced a number of capital investment projects during the period, including the second phase of our Michigan/Ohio pipeline and terminal expansion project, the continued expansion of product offerings across our portfolio of assets, and various tank conversion projects to better align our product storage capabilities with evolving customer demand; these projects are expected to drive improved capacity utilization as our commercial teams continue to advance recontracting efforts; and
Saw strong financial performance from our Merchant Services segment, which continues to drive increased utilization across our pipeline and terminal assets.

Adjusted EBITDA from continuing operations is a measure not defined by accounting principles generally accepted in the U.S. (“GAAP”). See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for detailed information about our Adjusted EBITDA from continuing operations for the years ended December 31, 2017 and 2016, a description of how our management uses Adjusted EBITDA from continuing operations, and a reconciliation of income from continuing operations, the most comparable financial measure under GAAP, to Adjusted EBITDA from continuing operations.

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2017 Compensation Highlights

This CD&A is designed to provide insight into the compensation philosophy, practices, plans and decisions that resulted in the compensation paid to our named executive officers in 2017. The compensation committee is committed to providing a strong pay-for-performance-based executive compensation program that includes an appropriate mix of short-term and long-term incentives to increase unitholder value. Based upon this philosophy, and taking into account our 2017 performance highlighted above, the compensation committee took the following actions with respect to the 2017 compensation for our named executive officers:

Awarded base salary increases to all of our named executive officers to continue to align the base salaries of our named executive officers with a reasonable range of the 50th percentile of comparable executives within our peer benchmarking analysis;
Paid cash incentive awards to our named executive officers based on financial and individual performance in 2017 in amounts equal to 100% of our named executive officer incentive award targets; and
Awarded performance and phantom unit grants to our named executive officers as part of the annual awards under the LTIP.

The compensation committee continued to evaluate our executive compensation program to ensure that it remains competitive with peer companies with whom we compete and continues to provide appropriate retention and incentive opportunities for our named executive officers.

OUR COMPENSATION PHILOSOPHY AND OBJECTIVES

Our named executive officers are critical to the execution of our short-term and long-term business strategies. Their institutional knowledge of our business and their contributions to our processes, operations and culture are crucial components of our success. The objective of our executive compensation program is to support our pay for performance philosophy by linking total compensation to company and individual performance on both a long-term and a short-term basis. Significant percentages of potential compensation are contingent upon the attainment of pre-established performance targets. Our performance targets are subject to adjustment by the compensation committee in order to take into account events that are not contemplated by our annual budget process or our long-term strategic planning process upon which the performance targets were based. This flexibility enables the compensation committee to recognize individual performance and to respond appropriately to market and business changes as they may occur. We believe that our compensation programs drive unitholder value by positioning us to attract, retain and to incentivize well qualified and capable executives. The objectives of our executive compensation program include the following:

pay for performance;
pay competitively relative to peer companies and to market;
utilize a compensation structure that supports retention of our named executive officers;
provide the compensation committee with sufficient flexibility to recognize individual performance and respond appropriately to market and business changes as they occur; and
align the interests of named executive officers with those of our unitholders.

In determining annual total compensation for our named executive officers, the compensation committee considers both financial and nonfinancial measures. The financial measures considered include Adjusted EBITDA, which is the primary way we measure our short-term performance, adjusted return on capital employed, distributable cash flow per LP Unit, and total shareholder return relative to the Alerian MLP Index. Nonfinancial measures considered by the compensation committee include maintaining our high standards for safety, reliability and environmentally responsible operations, the achievement of long-term strategic goals such as acquisitions and adequately addressing and adapting to unforeseen circumstances. The compensation committee does not assign a particular weight to any one factor. Finally, our compensation committee believes that it must maintain sufficient flexibility to exercise its judgment and discretion when evaluating the performance of Buckeye and our named executive officers relative to pre-determined financial and operational metrics in order to be able to properly address unanticipated events and situations.

In consultation with its independent compensation consultant, Aon Hewitt, the compensation committee designed a compensation program to implement the principles above comprising the following:

annual base salary;
annual incentive cash compensation pursuant to our Annual Incentive Compensation Plan (“AIC Plan”);
long-term equity incentive awards issued pursuant to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the “LTIP”), including phantom units and performance units; and
a unit deferral program, pursuant to which our named executive officers may elect to defer a portion of any cash award they would otherwise receive under the AIC Plan or other discretionary bonus program and receive two times the value of their deferral in phantom units under the LTIP that are subject to vesting requirements.

We provide additional retirement benefits for our named executive officers comparable to those provided by other companies in our industry of similar size, maturity and market capitalization. See the discussion below following the Summary Compensation Table under the heading “Retirement and Other Benefits” for more information. Our compensation committee evaluates each element of compensation based on its contribution to the advancement of our philosophy. Decisions are made based on their overall effect on achieving the goals of the committee in establishing and overseeing the executive compensation program, not on how they affect the other compensation elements.

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2017 Compensation Components

The following table outlines the major elements of the 2017 total compensation for our named executive officers:

Compensation Element	Purpose	Link to Objectives	Characteristics	Short/Long-Term
Base Salary	Attract and retain executives through market-competitive base pay	Based on named executive officer’s duties and responsibilities, and market practices	Fixed cash component	Short-Term
Annual Cash Incentive Awards	Encourage achievement of Adjusted EBITDA and operational performance metrics that create near-term unitholder value	Based on achievement of predefined corporate performance objective	Performance-based cash component	Short-Term
Long-Term Incentive Awards

Align named executive officers’ and unitholders’ long-term interests

Ensure sufficient ownership of LP Units by our named executive officers while creating a retention incentive through multi-year vesting

		Based on an assessment of corporate and individual performance through phantom units (time-based) and performance units (performance-based); three year cliff vesting period with performance units tied to pre-established corporate performance goals	Performance-based (two-thirds) and time-based (one-third) equity component	Long-Term
Unit Deferral Program

Align named executive officers’ and unitholders’ long-term interests while creating a retention incentive through multi-year vesting

Create additional opportunity for the ownership of LP Units by our named executive officers

		Long-Term incentive awards in the form of phantom and matching units based on pre-established 2 to 1 ratio of deferred annual cash awards	Time-based equity component	Long-Term
Other Benefits	Provide retirement and health and welfare benefits on the same basis as our general employee population	Competitive practice	Fixed component	Short-Term and Long-Term
2017 total Direct Compensation mix

Total direct compensation of our named executive officers is comprised of a fixed component (base salary) and a variable component (AIC plan and LTIP awards). While there is no specific formula for the mix of our direct total compensation, we emphasize variable compensation over fixed compensation. In 2017, variable compensation constituted 87% of the 2017 target total direct compensation for our CEO and an average of 76% of the 2017 target total direct compensation for our other named executive officers.

*	Includes target AIC Plan awards and the grant date value of LTIP awards (including performance units and phantom units).

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Compensation Practices

We regularly monitor best practices and emerging trends in executive compensation to determine what enhancements or changes should be made to our executive compensation program. The following summary of specific features of our executive compensation program highlights our commitment to executive compensation practices that align the interests of our named executive officers and unitholders.

Things We Do	Things We Don’t Do
We have a pay-for-performance compensation structure	We don’t provide 280G gross-up payments
We consider a relevant peer group in establishing compensation	We don’t provide excessive executive perquisites
We use multiple financial metrics in our short and long-term incentive plans	We don’t have any individual employment agreements
We have “double trigger” equity vesting	We don’t have a minimum payout of annual or long-term incentive compensation
We have robust unit ownership requirements	We don’t permit hedging or pledging of securities
We have an independent compensation consultant

ADMINISTRATION OF EXECUTIVE COMPENSATION PROGRAMS AND METHODOLOGY

Aon Hewitt

The compensation committee engaged Aon Hewitt as its independent compensation consultant to evaluate our executive compensation program for 2017 based on our continued growth, changes in our hiring patterns and changes in the marketplace for talent. The compensation committee believes this evaluation is essential to continue to retain and provide meaningful incentive opportunities to our named executive officers.

Although we strive to identify comparable data from companies that directly compete with Buckeye for both labor and capital, have a similar enterprise value, and who are in similarly sized and situated businesses, there are a limited number of such comparable companies in the marketplace, and some of the companies we would utilize for comparison have a general partner structure above the master limited partnership (“MLP”). In the case of such two-tiered MLPs, it is sometimes difficult to discern which entity is paying executives for certain services and it is difficult to ensure that compensation is apportioned in a meaningful way between services relating to the general partner and those relating to the MLP. In addition, the fact that many executives at MLPs receive a significant portion of their compensation from arrangements with their general partners can create anomalies embedded in the competitive data that make direct comparisons to other MLPs imprecise and ineffective.

Because of this, and because we compete for talent across a variety of industries, we primarily benchmarked named executive officer compensation against General Industry surveys compiled by Aon Hewitt, with particular emphasis on Aon Hewitt’s 2016 Total Compensation Measurement Survey (the “TCM Survey”). The TCM Survey is a private survey that looked at companies across all industries with market capitalization, based on data effective as of April 1, 2016, of $7 billion to $11 billion. The range was chosen because it represented 20% to 25% below to 20% to 25% above Buckeye’s approximate market capitalization in 2016.

To supplement the TCM Survey, the compensation committee also benchmarked named executive officer compensation against seven energy companies (“Special Peer Group”) as an industry-specific check on the data provided from the TCM Survey. These industry-specific peers are listed below.

special Peer Group
Enterprise Products Partners L.P.	EQT Corporation	Genesis Energy, L.P.
Magellan Midstream Partners, L.P.	Plains All American Pipeline, L.P.	Spectra Energy Corp(1)
The Williams Companies, Inc.
(1)	The Special Peer Group Analysis was done in 2016 prior to Enbridge Energy Partners, L.P.’s acquisition of Spectra Energy Corp.

Finally, the compensation committee benchmarked named executive officer compensation against eight energy companies that have historically been reviewed by the committee (“Historical Peer Group”). The Historical Peer Group (listed below) is less relevant than the Special Peer Group in terms of the market for executive talent at Buckeye, but for continuity, the Historical Peer Group analysis was provided as an additional reference point for the compensation committee.

Historical Peer Group
Enbridge Energy Partners, L.P.	Magellan Midstream Partners, L.P.	NuStar Energy, L.P.
Plains All American Pipeline, L.P.	Sunoco Logistics Partners L.P.(1)	Targa Resources Partners LP
Energy Transfer Partners, L.P.	Enterprise Products Partners L.P.
(1)	The Historical Peer Group analysis was done in 2016 prior to Energy Transfer Partners, L.P.’s acquisition of Sunoco Logistics Partners L.P.

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The compensation committee used peer group compensation data as a guide rather than a rule when establishing the compensation levels for our named executive officers but relied heavily on the TCM Survey for its compensation decisions and while it reviewed the other peer group analysis, it did not directly factor into its compensation decisions. The compensation committee establishes salaries, annual bonus with deferral opportunities and long-term incentives at what it believes to be the market median of compensation levels available to similarly situated executives in the marketplace. The market for talented executives is highly competitive and we believe that our success depends on our ability to attract and retain named executive officers who are properly incentivized to achieve our short and long-term objectives. We believe that our ability to hire and retain is at risk if our executive compensation practices are not viewed as competitive in the marketplace.

This three-part benchmarking review included comparative analyses of market compensation levels for the following:

base salary;
annual incentive targets (as a percentage of base salary);
total cash compensation;
long-term incentives; and
total compensation.

The compensation committee evaluated this information in an effort to determine whether the compensation for each of our named executive officers was competitive. Based on the Aon Hewitt benchmarking analysis utilizing the TCM Survey, total direct compensation for the CEO fell within the competitive range of the 25th to 50th percentile, the CFO fell within a competitive range of the median, or 50th percentile, and the average compensation our other named executive officers fell within a competitive range of the median, or 50th percentile. When compared to the Special Peer Group, total direct compensation for the CEO fell within the competitive range of the median, the CFO fell within a competitive range of the 50th to 75th percentile, and the average compensation of our other named executive officers fell within a competitive range of the 25th to 50th percentile.

The compensation committee has assessed the independence of Aon Hewitt during 2017 and believes that there is no conflict of interest. In reaching this conclusion, the compensation committee considered SEC Rule 10C-1(b)(4) and the corresponding NYSE independence factors regarding compensation advisor independence, and believes that Aon Hewitt is able to independently advise the compensation committee.

PROCESS AND TIMING OF COMPENSATION DECISIONS

The compensation committee reviews and approves all compensation for our executive officers, including our named executive officers. Each calendar year, our board of directors approves financial objectives for Buckeye for the current year. Generally, the compensation committee meets in the first quarter to determine the overall compensation package for each named executive officer for that year, including setting base salary, considering the grant of LTIP awards and establishing AIC Plan targets, in each case for the current year. The compensation committee factors Buckeye’s financial goals as set by the board into its establishment of targets for incentive awards under the AIC Plan and performance unit awards under the LTIP.

Usually at the same meeting at which it sets goals for the current year, the compensation committee reviews the degree to which Buckeye and the named executive officers achieved the performance goals and the degree to which each named executive officer’s individual performance contributed to Buckeye’s objectives, in each case for the prior year. The compensation committee also considers factors it deems appropriate for discretionary adjustments to compensation based on the events of the previous year and any unforeseen events that occurred after performance goals for the AIC Plan and performance units were set. Based on these evaluations, the compensation committee approves AIC Plan payouts for the prior calendar year and determines the degree to which performance goals were met at the end of a performance period for LTIP performance units.

As part of this process, our CEO provides a review of our other executive officers’ performance for the prior year and makes recommendations to the compensation committee to assist it in determining the various components of compensation. For executive officers who report to someone other than the CEO, such reviews and recommendations are done jointly by the CEO and the officer to whom they report. Although the compensation committee considers this information, the ultimate decisions regarding executive compensation are made by the compensation committee in accordance with its charter. Our CEO does not make recommendations regarding his own compensation to the compensation committee.

The compensation committee may review executive compensation at such other times during the year as it deems appropriate, such as in connection with new appointments or promotions during the year, or in response to an advisory vote of our unitholders regarding our executive compensation. At our 2017 annual meeting, 90% of the votes cast for that proposal regarding executive compensation were cast in favor of our executive compensation. The compensation committee considered the overwhelming support of our executive compensation program in the “Say-on-Pay” proposal and has taken care to ensure that changes made to our program since that time are consistent with our philosophy.

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BASE SALARIES

The base salaries for our named executive officers are reviewed annually by the compensation committee. The compensation committee generally seeks to position base salaries for our named executive officers within a reasonable range of the 50th percentile, taking other factors into consideration, including differences in experience, responsibilities, and the other elements of the named executive officers’ compensation packages. Based on the analysis from Aon, the compensation committee slightly adjusted base salaries upward for all named executive officers so that they continue to fall generally within a reasonable range of the 50th percentile, or median, of comparable executives in the TCM Survey. Taking into account the increases, all of our named executive officers’ 2017 base salaries were between 80% and 94% of the median of comparable executives in the TCM Survey. The 2017 base salaries of our named executive officers are set forth below:

Name	2017 Base Salary*	Percentage Increase
Clark C. Smith	$881,000	3.0%
Keith E. St.Clair	$585,000	3.2%
Robert A. Malecky	$525,000	15.6%
Khalid A. Muslih	$525,000	15.6%
William J. Hollis	$445,000	7.8%
*	The base salary increases for each named executive officer other than Messrs. Malecky and Muslih were effective as of April 2, 2017. Each of Messrs. Malecky and Muslih’s base salary increases were effective as of January 1, 2017 in connection with their respective promotions to Executive Vice President.

ANNUAL CASH INCENTIVE COMPENSATION

We maintain the AIC Plan, which is an annual incentive program pursuant to which our full-time employees are eligible for cash awards based on our overall financial performance relative to pre-established target award levels and satisfactory individual performance. All of our named executive officers are eligible to receive cash incentive awards under the AIC Plan.

The objectives of the AIC Plan are:

to provide near-term incentives to achieve annual goals established for our employees that are considered important for organizational success; and
to reward performance with pay that varies in relation to the extent to which the pre-established performance goals are achieved.

AIC Plan payouts for our named executive officers are contingent on the achievement by Buckeye during the year of a pre-established financial performance goal. In the first quarter of each year, the compensation committee meets to determine the financial performance goal for that year. At this meeting, the committee also determines the extent to which the financial performance goal for the previous year was achieved, and funds the AIC Plan pool based on the level of achievement of the financial performance goal. In determining the achievement of the performance goal, the compensation committee receives the input of the audit committee on the application of the methodology to calculate the extent of such achievement. The compensation committee then has the discretion to adjust (upward or downward) each named executive officer’s payout based on the compensation committee’s appraisal of such named executive officer’s individual performance, considering factors such as teamwork, leadership, risk management, individual accomplishments and initiative in the context of the business functions and role of each named executive officer.

The AIC Plan also provides discretion for the compensation committee to take into account extraordinary or unanticipated circumstances or events when determining whether a target performance goal has been achieved, including, but not limited to, a corporate transaction, such as an acquisition, merger, reorganization or other extraordinary or unusual event in the marketplace.

In February 2017, the compensation committee established the 2017 AIC Plan target payouts for our named executive officers set forth below:

Name	Base Salary 2017	Incentive Award Target	Incentive Award Target as Percentage of Base Salary
Clark C. Smith	$881,000	$1,101,250	125%
Keith E. St.Clair	$585,000	$585,000	100%
Robert A. Malecky	$525,000	$525,000	100%
Khalid A. Muslih	$525,000	$525,000	100%
William J. Hollis	$445,000	$445,000	100%

The compensation committee set the targets in the table above to achieve competitive total cash compensation levels within a competitive range of the median level as determined by the benchmarking analysis for the TCM Survey conducted by Aon Hewitt, with the exception of Mr. Smith, whose total cash compensation level is approximately 80% of the market median. The 2017 AIC Plan financial target performance goal for our named executive officers was established as the achievement by the Partnership on a consolidated basis of Adjusted EBITDA of $1,118.9 million.

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At its meeting on February 6, 2018, the compensation committee determined that the Partnership achieved Adjusted EBITDA of $1,113.9 million, or 99.6% of our target level financial performance goal. Pursuant to the terms of the AIC Plan, our named executive officers received annual incentive awards equal to 100% of their incentive award targets as follows:

Name	2017 AIC Plan Incentive Award
Clark C. Smith	$1,101,250
Keith E. St.Clair	$585,000
Robert A. Malecky	$525,000
Khalid A. Muslih	$525,000
William J. Hollis	$445,000

LONG-TERM INCENTIVE AWARDS

LTIP

We provide unit-based, long-term incentive compensation for certain employees, including our named executive officers, under our LTIP. The LTIP provides for equity awards in the form of phantom units and performance units, either of which may be accompanied by distribution equivalent rights (“DERs”). DERs provide the participant with a right to receive a cash payment per phantom unit or performance unit equal to distributions per LP Unit paid by us.

When phantom units are accompanied by DERs, such DERs normally are paid at the time we pay such distribution on LP Units. DERs on performance units will not be paid until such performance units have vested. The compensation committee believes using DERs more closely aligns the interests of our named executive officers with our unitholders because the receipt of distributions is an important component of any investment in a master limited partnership.

Our phantom units generally vest after three years of service from the date of grant and entitle a participant to receive an LP Unit upon vesting. Performance units generally vest over a three-year performance period and are paid out based on a performance multiplier ranging between 0% and 200%, determined based on the actual performance in the third-year, or in the case of relative TSR, over the three-year period, compared to pre-established performance goals. For all performance units outstanding under the LTIP, the performance goals were based on achieving a specified level of distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed, and 3-year relative total shareholder return, based on the Partnership’s percentile ranking as compared with companies that are contained in the Alerian MLP Index at the time the goals are set. The compensation committee equally weights all four performance measures. The performance goals for outstanding performance unit grants as of December 31, 2017 are as set forth below:

Performance Goal and Payout Multiplier
Year of Grant	Performance Measure	Performance Period	Threshold	Stretch
2015	See Chart below*	1/1/2015 - 12/31/2017	See chart below*	See chart below*
2016	See Chart below*	1/1/2016 - 12/31/2018	See chart below*	See chart below*
2017	See Chart below*	1/1/2017 - 12/31/2019	See chart below*	See chart below*
Performance Measures	Weight	2015 LTIP Performance Level	Performance Goals	Payout Multiplier
Distributable Cash Flow per LP Unit	1/4th	Threshold	$4.86	50%
		Target	$5.40	100%
		Stretch	$5.94	200%
Adjusted EBITDA	1/4th	Threshold	$917,349,000	50%
		Target	$1,019,277,000	100%
		Stretch	$1,121,204,000	200%
Adjusted Return on Capital Employed	1/4th	Threshold	10.2%	50%
		Target	11.3%	100%
		Stretch	12.4%	200%
3-Year Relative Total Shareholder Return (TSR)	1/4th	Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%
		Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%
		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

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Performance Measures	Weight	2016 LTIP Performance Level	Performance Goals	Payout Multiplier
Distributable Cash Flow per LP Unit	1/4th	Threshold	$4.80	50%
		Target	$5.33	100%
		Stretch	$5.87	200%
Adjusted EBITDA	1/4th	Threshold	$974,384,000	50%
		Target	$1,082,649,000	100%
		Stretch	$1,190,914,000	200%
Adjusted Return on Capital Employed	1/4th	Threshold	10.2%	50%
		Target	11.4%	100%
		Stretch	12.5%	200%
3-Year Relative Total Shareholder Return (TSR)	1/4th	Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%
		Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%
		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

Performance Measures	Weight	2017 LTIP Performance Level	Performance Goals	Payout Multiplier
Distributable Cash Flow per LP Unit	1/4th	Threshold	$5.60	50%
		Target	$5.62	100%
		Stretch	$6.18	200%
Adjusted EBITDA	1/4th	Threshold	$1,097,800,000	50%
		Target	$1,219,767,000	100%
		Stretch	$1,341,715,000	200%
Adjusted Return on Capital Employed	1/4th	Threshold	9.8%	50%
		Target	10.9%	100%
		Stretch	12.0%	200%
3-Year Relative Total Shareholder Return (TSR)	1/4th	Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%
		Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%
		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

For all performance unit grants, the last year of the respective performance period is used to measure whether the performance goal is achieved. There is generally no payout for performance below the threshold performance goal level. The payout multiplier for performance equal or greater than threshold is determined on a linear scale between the performance levels.

In making 2017 LTIP grants to our named executive officers, the compensation committee considered:

peer benchmarking data specific to each named executive officer provided by Aon Hewitt;
each named executive officer’s contribution to our long-term growth; and
other considerations that the compensation committee deemed relevant with respect to a named executive officer, including the accomplishment of the individual’s assigned objectives.

LTIP awards were targeted within a reasonable range of the 50th percentile of comparable executives in the TCM Survey. Based on this peer group analysis, the compensation committee approved the following grants of performance units and phantom units to our named executive officers on February 7, 2017 (the fair market value of one LP Unit on February 7, 2017 was $70.55):

					2017 LTIP
	Performance Units			Phantom	Target Award
Name	Threshold	Target	Maximum	Units	Value
Clark C. Smith	23,624	47,248	94,496	23,624	$5,000,019
Keith E. St.Clair	6,969	13,938	27,876	6,970	$1,475,060
Robert A. Malecky	5,197	10,394	20,788	5,198	$1,100,016
Khalid A. Muslih	5,670	11,340	22,680	5,670	$1,200,056
William J. Hollis	4,252	8,504	17,008	4,253	$900,006

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At its February 6, 2018 meeting, the compensation committee, as administrator of the LTIP, considered to what extent distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and 3-year relative total shareholder return, for the 2015 performance units had been satisfied. In making its determination, the compensation committee used its discretionary authority to factor out the impact of events that the committee did not anticipate when the grants were made in 2015, which included an adjustment to distributable cash flow per LP Unit, Adjusted EBITDA and return on capital employed to account for the September 2017 acquisition by VTTI B.V. of all of the outstanding publicly held units of VTTI Energy Partners LP, formerly a publicly traded master limited partnership, including additional incremental cash distributions and the $236 million of debt and equity issuances to fund our 50% share of the acquisition.

In addition, in determining the achievement of the performance goals, the compensation committee received the input of the audit committee on the application of the methodology to calculate the extent of such achievement. The chart below sets forth the performance achieved with respect to each measure and the percentage of the target level awards vested.

Performance Measures	Weight	Performance Level	2015 LTIP Performance Goals	Performance Achieved	Payout
Distributable Cash Flow per LP Unit	1/4th	Threshold	$4.86
		Target	$5.40	$5.11	73%
		Stretch	$5.94
Adjusted EBITDA	1/4th	Threshold	$917,349,000
		Target	$1,019,277,000	$1,106,800	186%
		Stretch	$1,121,204,000
Adjusted Return on Capital Employed	1/4th	Threshold	10.2%
		Target	11.3%	10.2%	52%
		Stretch	12.4%
3-Year Relative Total Shareholder Return (TSR)	1/4th	Threshold	Achieve 25th percentile ranking within the Alerian MLP Index
		Target	Achieve 50th percentile ranking within the Alerian MLP Index	68th percentile ranking within the Alerian MLP Index	170%
		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index
WEIGHTED AVERAGE					120%

For a more detailed description of the LTIP, including the circumstances under which the vesting of phantom units and performance units may be accelerated, please see the narrative discussion below entitled “Long-Term Incentive Plan” following the 2017 Grants of Plan-Based Awards Table.

NON-QUALIFIED DEFERRED COMPENSATION

Deferral Plan

We maintain the Buckeye Partners, L.P. Unit Deferral and Incentive Plan (the “UDIP”). All of our named executive officers are eligible to participate in the UDIP. The UDIP provides eligible employees, including our named executive officers, the opportunity to defer up to 50% of any cash award they would otherwise receive under the AIC Plan or other discretionary bonus program. Participants who elect to defer a portion of their cash awards are credited with deferral units equal in value to the amount of the cash award the participant elected to defer. Under the UDIP, participants are also credited with one matching unit for each deferral unit they receive. Both deferral units and matching units are phantom units governed by the LTIP, and are subject to the service-based vesting restrictions for phantom units contained in the LTIP that vest in full after three years. Participants are also entitled to DERs on each unit they receive pursuant to the UDIP. Deferral units and matching units are settled in LP Units reserved under the LTIP. We maintain the UDIP for our named executive officers because it converts what would otherwise be short-term, cash compensation into a long-term retention tool for our named executive officers.

In December 2017, all of our named executive officers elected to defer a portion of the cash awards to be received by them under the AIC Plan and pursuant to discretionary bonuses. The value of the cash incentive awards that were deferred under the UDIP are reported in our Summary Compensation Table below because they were earned by each named executive officer in 2017. The matching units that will be credited to our named executive officers in 2018 as a result of the deferral are not reported in the 2017 Grants of Plan-Based Awards Table below because SEC guidance requires us to report equity grants in the year in which they are granted. As a result, such matching units will appear in the 2018 Grant of Plan-Based Awards Table.

A more detailed description of the UDIP is contained in the narrative discussion entitled “Unit Deferral and Incentive Plan” following the 2017 Grants of Plan-Based Awards Table.

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Benefit Equalization Plan

All of our named executive officers received non-qualified deferred compensation in 2017 in the form of contributions by us to their Benefit Equalization Plan accounts. The Benefit Equalization Plan is a non-qualified deferred compensation plan. It provides that certain highly compensated employees that are selected by the Chief Executive Officer (on the recommendation of the Service Company’s Pension Plan Committee), including our named executive officers, whose company contributions to qualified pension and savings plans have been limited due to IRS limits on compensation allowable for calculating benefits under qualified plans will receive an equivalent benefit under the Benefit Equalization Plan for company-contributed amounts they would have received if there were no IRS limits. A more detailed description of the Benefit Equalization Plan is contained in the narrative discussion below following the “2017 Nonqualified Deferred Compensation Table.”

EXECUTIVE UNIT OWNERSHIP GUIDELINES

We have adopted executive unit ownership guidelines that apply to all named executive officers. These guidelines are structured to align our executives’ personal financial performance with our long-term performance. These unit ownership guidelines require our named executive officers to beneficially own, in the aggregate, LP Units and unvested phantom awards, as follows:

Position	Guideline
Chief Executive Officer	Three times base salary
Chief Financial Officer and Business Unit Presidents	Two times base salary
Senior Vice President-level executives (other than Business Unit Presidents)	One times base salary

Further, our insider trading policy prohibits officers or directors from engaging in any hedge transactions with respect to our LP Units because such transactions could be used to limit the holder’s economic risk of ownership. Our insider trading policy was also amended on February 5, 2015 to prohibit our executive officers and certain other restricted employees from pledging our securities prospectively, but pledges that were approved and made prior to February 5, 2015 are permitted to remain in place until terminated in the ordinary course.

OTHER BENEFITS

Named executive officers are generally eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability, and supplemental insurance and our Retirement and Savings Plan, in each case on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our named executive officers. See the discussion below following the Summary Compensation Table under the heading “Retirement and Other Benefits” for more information.

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

None of our named executive officers have employment agreements and we do not provide for any “single trigger” change in control payments or acceleration of equity. In addition, none of our named executive officers are entitled to tax-related payments, such as excise tax gross-ups pursuant to Section 280G of the Internal Revenue Code. However, all of our named executive officers have severance arrangements that provide for severance payments upon termination of employment with or without a change in control. The compensation committee approved these severance arrangements because the compensation committee believes that these benefits are appropriate for the caliber of executives that we have and for the size of our company. In addition, the compensation committee desired to alleviate the financial hardships which may be experienced by the executives if their employment is terminated under specified circumstances and to reinforce and encourage the continued attention and dedication of those executives to their assigned duties, notwithstanding the potential impact a change in control transaction could have on their respective careers or positions. For more details regarding the terms of the severance and change in control arrangements, see “Payments upon Termination or Change in Control” below.

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PAY RATIO DISCLOSURE

For 2017, the median of annual total compensation of all employees of Buckeye (other than our CEO) was $132,504. The annual total compensation of our CEO was $9,321,323. The resulting ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 70 to 1.

Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” we used the following methodology and material assumptions, adjustments and estimates:

We chose December 31, 2017 as the determination date to identify the median employee.
As of this date, our global employee population consisted of approximately 1,896 individuals working at Buckeye and our consolidated subsidiaries.
Our employee population excluded employees of our unconsolidated equity investment VTTI B.V. and its subsidiaries.
We did not make any cost-of-living adjustments when identifying our median employee.
To identify the median employee, we used 2017 W-2 wages (for U.S. employees) and gross wages (for non-U.S. employees), Retirement and Savings Plan contributions, LTIP grants and UDIP matching amounts.
After identifying the median employee, we calculated total 2017 compensation for our median employee and CEO in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
We added the value of health and welfare benefits to the annual total compensation for both our CEO and median employee.

We believe the methodology, assumptions and estimates above are reasonable given our employee population. Because SEC rules provide flexibility in determining the methodology, assumptions, and estimates used to determine pay ratios and the fact that employee composition differs significantly among companies, comparability of pay ratios amongst companies may be limited.

Compensation Committee Report

In light of the foregoing, as required by Item 407(e)(5) of Regulation S-K, our compensation committee has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of our general partner that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
BUCKEYE GP LLC
Oliver G. Richard, III, Chair
Barbara M. Baumann
Barbara J. Duganier
Joseph A. LaSala, Jr.
Mark C. McKinley

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Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Unit Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Clark C. Smith	2017	874,001	—	5,806,943	1,101,250	1,518,641	9,300,835
Chairman, President and	2016	848,269	478,800	5,250,324	1,135,013	1,408,710	9,121,115
Chief Executive Officer	2015	852,692	510,625	5,190,047	1,089,375	908,603	8,551,342
Keith E. St.Clair	2017	580,154	—	1,887,614	585,000	565,178	3,617,946
Executive Vice President and	2016	562,423	222,846	1,800,030	602,154	527,476	3,714,929
Chief Financial Officer	2015	546,154	172,500	1,950,096	577,500	380,663	3,626,913
Robert A Malecky	2017	523,635	—	1,512,570	525,000	503,912	3,065,117
Executive Vice President;	2016	458,691	342,852	1,250,077	482,148	405,738	2,939,506
President, Domestic Pipelines and Terminals	2015	452,307	238,000	1,527,599	462,000	269,609	2,949,515
Khalid A. Muslih	2017	523,635	—	1,612,610	525,000	484,606	3,145,851
Executive Vice President;	2016	450,230	342,852	1,387,542	482,148	407,596	3,070,368
President, Global Marine Terminals	2015	444,134	313,000	1,527,599	462,000	252,005	2,998,738
William J. Hollis	2017	436,384	—	1,212,511	445,000	316,127	2,410,022
Senior Vice President;	2016	409,501	186,394	1,140,069	438,606	224,127	2,398,697
President, Buckeye Services	2015	401,923	180,000	1,514,122	420,000	131,082	2,647,127
(1)	Amounts include (i) with respect to Mr. Smith, $15,385 in 2015, (ii) with respect to Mr. Malecky, $8,731 in 2017, $8,461in 2016, and $8,173 in 2015, and (iii) with respect to Mr. Muslih, $8,731 in 2017, in each case, paid in exchange for forfeited vacation time pursuant to Buckeye’s vacation policy. In previous years these amounts were included in the “All Other Compensation” column.
(2)	Represents discretionary bonuses paid on account of 2016 and 2015 performance. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih and Hollis deferred $239,399, $111,423, $171,425, $171,425, and $93,198, respectively, of their 2016 discretionary bonuses and $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of their 2015 discretionary bonuses. As a result of the deferrals, they received phantom units, including both deferral units and matching units, issued under the 2013 LTIP. The matching units received in connection with the 2016 discretionary bonus deferrals appear in the “Grants of Plan-Based Awards Table”. The matching units received in connection with the 2015 discretionary bonus deferrals appeared in the “Grants of Plan-Based Awards Table” that was included in our 2017 Annual Meeting Proxy Statement.
(3)	Amounts reflect the (i) the grant date fair value (computed in accordance with FASB ASC Topic 718) of phantom unit awards and performance unit awards under the 2013 LTIP in 2017, 2016, and 2015 and (ii) the grant date fair value (computed in accordance with FASB ASC Topic 718) of matching units issued in 2017, 2016, and 2015 under the 2013 LTIP as a result of a deferral, pursuant to the UDIP, of AIC Plan awards for 2016, 2015, and 2014 and of discretionary bonuses for 2016 and 2015. For a discussion of the valuations of the performance units and phantom units, please see the discussion in Note 20 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The table below details the unit awards set forth in the Summary Compensation Table above:

Name	Year	Performance Unit Award Value ($)	Phantom Unit Award Value ($)	Matching Unit Award Value ($)	Total ($)
Clark C. Smith	2017	3,333,346	1,666,673	806,924	5,806,943
	2016	3,233,525	1,616,789	400,010	5,250,324
	2015	3,259,986	1,630,030	300,031	5,190,047
Keith E. St.Clair	2017	983,326	491,734	412,554	1,887,614
	2016	950,002	475,001	375,027	1,800,030
	2015	1,200,029	600,014	150,053	1,950,096
Robert A. Malecky	2017	733,297	366,719	412,554	1,512,570
	2016	600,004	300,028	350,045	1,250,077
	2015	933,323	466,735	127,541	1,527,599
Khalid A. Muslih	2017	800,037	400,019	412,554	1,612,610
	2016	666,683	333,341	387,518	1,387,542
	2015	933,323	466,735	127,541	1,527,599
William J. Hollis	2017	599,957	300,049	312,505	1,212,511
	2016	559,997	280,050	300,022	1,140,069
	2015	933,323	466,735	114,064	1,514,122

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The vesting of the performance units is subject to the attainment of pre-established performance goals as determined by the Compensation Committee after the end of a three-fiscal-year period. The grant date fair value of the performance awards reflected in the Summary Compensation Table is based on a target payout of such awards, using the average of the high and low trading prices for our LP Units on the date of grant ($70.55 for 2017 grants, $51.89 for 2016 grants, and $73.03 for 2015 grants). If there is a maximum payout under the 2017 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis’ performance unit awards would be $6,666,693, $1,966,652, $1,466,593, $1,600,074, and $1,199,914, respectively. If there is a maximum payout under the 2016 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis’ performance unit awards would be $6,467,050, $1,900,004, $1,200,008, $1,333,366, and $1,119,994, respectively. The 2015 performance unit awards were paid out at 120% of the target award (between the target and maximum award levels).

(4)	Represents annual incentive awards paid under the AIC Plan. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis deferred $550,625, $292,500, $262,500, $262,500, and $222,500, respectively, of their 2017 AIC plan award, $567,508, $301,078, $241,075, $241,075, and $219,303, respectively, of their 2016 AIC Plan award, and $272,344, $288,750, $231,000, $231,000, and $210,000, respectively, of their 2015 AIC Plan award. As a result of the deferrals, they received phantom units, including both deferral units and matching units, issued under the 2013 LTIP. The matching units received in connection with the 2017 AIC Plan award deferrals will appear in the “Grants of Plan-Based Awards Table” that will be included in our 2019 Annual Meeting Proxy Statement. The matching units received in connection with the 2016 AIC Plan award deferrals appear in the “Grants of Plan-Based Awards Table” of this proxy statement. The matching units received in connection with the 2015 AIC Plan award deferrals appeared in the “Grant of Plan-Based Awards Table” that was included in our 2017 Annual Meeting Proxy Statement.
(5)	For each named executive officer, the amounts in the column labeled “All Other Compensation” consist of:
Named Executive Officer	Fiscal Year	Savings Plan Contributions ($)(a)	Distribution Equivalents ($)(b)	Benefit Equalization Plan ($)(c)	Total All Other Compensation
Clark C. Smith	2017	27,000	1,352,294	139,347	1,518,641
	2016	26,500	1,203,931	178,279	1,408,710
	2015	26,500	796,468	85,635	908,603
Keith E. St.Clair	2017	27,000	467,072	71,106	565,178
	2016	26,500	433,766	67,210	527,476
	2015	26,500	312,105	42,058	380,663
Robert A. Malecky	2017	29,700	402,097	72,115	503,912
	2016	29,150	317,742	58,846	405,738
	2015	29,150	207,660	32,799	269,609
Khalid A. Muslih	2017	27,000	392,139	65,467	484,606
	2016	26,500	323,850	57,246	407,596
	2015	26,500	195,687	29,818	252,005
William J. Hollis	2017	27,000	242,156	46,971	316,127
	2016	26,500	129,064	44,425	224,127
	2015	26,500	51,208	24,323	131,082
(a)	Amounts represent a 5% company contribution to the Service Company Retirement and Savings Plan (the “RASP”) for each of the named executive officers on wages of up to $270,000 for 2017, $265,000 for 2016, and $265,000 for 2015 and a dollar-for-dollar matching contribution on their contributions to the RASP up to 5% of their pay (6% in the case of Mr. Malecky).
(b)	Amounts represent the distribution equivalents paid during 2017, 2016, and 2015 on unvested phantom unit awards granted under the 2013 LTIP and held by the named executive officer. Pursuant to the 2013 LTIP, distribution equivalents for any period are determined by multiplying the number of outstanding unvested phantom units by the per LP Unit cash distribution paid by us on our LP Units for such period. Amounts also include $741,952, $201,770, $179,015, $157,037, and $46,306 for Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2017, $653,741, $196,125, $130,759, and $130,759 for Messrs. Smith, St.Clair, Malecky, and Muslih, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2016, and $335,526, $125,824, $67,110, and $58,726 for Messrs. Smith, St.Clair, Malecky, and Muslih, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2015. Pursuant to the performance unit awards, distribution equivalents were calculated by multiplying (i) the number of our LP Units issued upon vesting of such awards by (ii) 100% of our aggregate per LP Unit regular quarterly distribution during the three-year vesting period.
(c)	Amounts represent contributions to the named executive officer’s account under the Benefit Equalization Plan. A description of the plan and the amounts of contributions credited to each named executive officer’s account in 2017 are set forth in the “2017 Nonqualified Deferred Compensation Table” and the accompanying narrative discussion below.

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2017 Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Target ($)	Threshold (#)	Target (#)	Maximum (#)
Clark C. Smith		1,101,250
	February 7, 2017		23,624	47,248	94,496			3,333,346	(3)
	February 7, 2017					23,624	(4)	1,666,673	(5)
	February 17, 2017					11,493	(6)	806,924	(7)
	February 17, 2017					3,410	(8)	239,399	(7)
Keith E. St.Clair		585,000
	February 7, 2017		6,969	13,938	27,876			983,326	(3)
	February 7, 2017					6,970	(4)	491,734	(5)
	February 17, 2017					5,876	(6)	412,554	(7)
	February 17, 2017					1,587	(8)	111,423	(7)
Robert A. Malecky		525,000
	February 7, 2017		5,197	10,394	20,788			733,297	(3)
	February 7, 2017					5,198	(4)	366,719	(5)
	February 17, 2017					5,876	(6)	412,554	(7)
	February 17, 2017					2,442	(8)	171,425	(7)
Khalid A. Muslih		525,000
	February 7, 2017		5,670	11,340	22,680			800,037	(3)
	February 7, 2017					5,670	(4)	400,019	(5)
	February 17, 2017					5,876	(6)	412,554	(7)
	February 17, 2017					2,442	(8)	171,425	(7)
William J. Hollis		445,000
	February 7, 2017		4,252	8,504	17,008			599,957	(3)
	February 7, 2017					4,253	(4)	300,049	(5)
	February 17, 2017					4,451	(6)	312,505	(7)
	February 17, 2017					1,327	(8)	93,198	(7)

(1)	Represents annual incentive awards granted pursuant to the AIC Plan, with payment contingent on Buckeye’s achievement of a pre-established financial performance goal and each named executive officer’s individual performance. There are no threshold or maximum amounts for these awards. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis deferred $550,625, $292,500, $262,500, $262,500, and $222,500, respectively, of the amounts that were paid with respect to 2017 performance pursuant to these AIC Plan awards and received phantom deferral units under the 2013 LTIP in February 2018. These units will not be separately listed in the 2018 Grant of Plan Based Awards Table because their value is already reflected in this column.
(2)	Represents grants of performance units under the 2013 LTIP. See “Long-Term Incentive Plan” below. The vesting of the performance units are subject to the attainment of pre-established performance goals as determined by the Compensation Committee after the end of a three-fiscal-year period, which for 2017 awards, means the three year period ending December 31, 2019. The grant date fair value of the performance unit awards reflected in the table is based on a target payout of such awards.
(3)	The grant date fair value of these awards is based on a target payout of such awards (computed in accordance with FASB ASC Topic 718), using the average of the high and low trading prices for our LP Units on the date of grant ($70.55). If there is maximum payout under the 2017 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis’ 2017 performance unit awards would be $6,666,693, $1,966,652, $1,466,593, $1,600,074, and $1,199,914, respectively.
(4)	Represents grants of phantom units with DERs under the 2013 LTIP. See “Long-Term Incentive Plan” below.
(5)	The grant date fair value of these awards is computed in accordance with FASB ASC Topic 718 using the average of the high and low trading prices for our LP Units on the date of grant ($70.55).
(6)	Represents the grant of matching phantom units issued under the 2013 LTIP as a result of the deferral of 2016 AIC Plan awards and discretionary bonus awards pursuant to the UDIP. The matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis of $567,508, $301,078, $241,075, $241,075, and $219,303, respectively, of their 2016 AIC Plan awards and $239,399, $111,423, $171,425, $171,425, and $93,198, respectively, of the discretionary bonuses they received as a result of 2016 performance.
(7)	The grant date fair value of these awards is computed in accordance with FASB ASC Topic 718 using the average of the high and low trading prices for our LP Units on the date of grant ($70.21).
(8)	Represents the grant of deferral phantom units issued under the 2013 LTIP as a result of the deferral of 2016 discretionary bonus awards pursuant to the UDIP. The deferral units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis of $239,399, $111,423, $171,425, $171,425, and $93,198, respectively, of the discretionary bonuses they received as a result of 2016 performance.

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LONG-TERM INCENTIVE PLAN

On April 12, 2017, the board of directors of Buckeye GP approved the 2013 LTIP, as amended and restated, which was approved by unitholders on June 6, 2017. The 2013 LTIP is the successor long-term incentive plan to the 2009 Long-Term Incentive Plan, which was merged into the 2013 LTIP. The 2013 LTIP, which is administered by the compensation committee, provides for the grant of options, phantom units, performance units and in certain cases, DERs which provide the participant a right to receive payments based on distributions we make on our LP Units. Options give the holder the right to purchase LP Units at a fixed exercise price and are subject to service-based restrictions or other conditions established by the compensation committee in its discretion. We do not currently grant options under the 2013 LTIP. Phantom units are notional LP Units whose vesting is subject to service-based restrictions or other conditions, and performance units are notional LP Units whose vesting is subject to the attainment of one or more performance goals. DERs are rights to receive a cash payment per phantom unit or performance unit, as applicable, equal to the per unit cash distribution we pay on our LP Units. DERs are paid on phantom units at the time we pay such distribution on LP Units. DERs on performance units are not paid until such performance units have vested.

A participant’s phantom units and performance units are subject to “double-trigger” vesting as a result of a change of a control. In the event we experience a change of control while a participant is employed by, or providing services to us, Buckeye GP, or any affiliate, a participant’s phantom units (and any unpaid DERs) and performance units (and any associated DERs) will only vest if either (i) the participant is terminated without cause or (ii) the participant resigns for good reason, in the case of both clauses (i) and (ii) such termination or resignation occurs during the eighteen-calendar-month period following a change of control. If such vesting occurs, a participant’s phantom units (and any unpaid DERs) will be paid within the 30-day period following the termination of employment and a participant’s performance units (and any associated DERs) will be paid based on a payout performance multiplier of 100% within the 30-day period following the termination of employment.

“Change of Control” generally means:

the sale or disposal by the Partnership of all or substantially all of its assets;
the merger or consolidation of the Partnership with or into another partnership, corporation or other entity, other than a merger or consolidation in which the unitholders immediately prior to such transaction retain at least a 50% equity interest in the surviving entity;
Buckeye GP ceases to be the sole general partner of the Partnership;
the Partnership ceases to own and control, directly or indirectly, 100% of the outstanding equity interests of Buckeye GP; or
if any person or “group” (within the meaning of the Exchange Act) collectively shall beneficially own and control, directly or indirectly, a number of LP Units that would entitle such person or group to vote LP Units representing, in the aggregate, more than 50% of the total number of outstanding LP Units outstanding.

“Cause” generally means a finding by the compensation committee that the participant:

has materially breached his or her employment, severance or service contract with us;
has engaged in disloyalty to us, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty;
has disclosed trade secrets or our confidential information to persons not entitled to receive such information; or
has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between us and the participant.

“Good Reason” generally means the occurrence, without the participant’s express written consent, of any of the following events during the eighteen-calendar-month period following a change of control, or the change of control period:

a substantial adverse change in the participant’s duties or responsibilities from those in effect on the date immediately preceding the first day of the change of control period;
a material reduction in the participant’s annual rate of base salary or annual bonus opportunity as in effect immediately prior to commencement of a change of control period; or
requiring the participant to be based at a location more than 100 miles from the participant’s primary work location as it existed on the date immediately preceding the first day of the change of control period, except for required travel substantially consistent with the participant’s present business obligations.

The number of LP Units that may be granted under the 2013 LTIP may not exceed 4,000,000, subject to certain adjustments. If awards are forfeited, terminated or otherwise not paid in full, the LP Units underlying such awards will again be available for purposes of the 2013 LTIP. If LP Units otherwise issuable under the 2013 LTIP are surrendered in payment of the exercise price of an option, then the number of LP Units available for issuance under the 2013 LTIP is reduced only by the net number of LP Units actually issued upon such exercise and not by the gross number of LP Units as to which the option is exercised. If LP Units otherwise issuable under the 2013 LTIP are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any options, phantom units or performance units or the issuance of LP Units subject to options, phantom units or performance units, then the number of LP Units available for issuance under the 2013 LTIP will be reduced by the net number of LP Units issued, vested or exercised (after payment of applicable withholding taxes), subject to a limitation on LP Units withheld in satisfaction of the withholding taxes above the minimum statutory rate. Upon the exercise of an option through a net exercise procedure, then both for purposes of calculating the number of LP Units remaining available for issuance under the 2013 LTIP and the number of LP Units remaining available for exercise under such option, the number of such LP Units will be reduced by the net number of LP Units for which the option is exercised. To the extent that any options, phantom units or performance units are paid in cash and not in LP Units, there will be no effect on the count of LP Units. The 2013 LTIP prohibits option repricing. LP Units may be previously issued and outstanding LP Units, newly issued LP Units, or a combination of each. Persons eligible to receive grants under the 2013 LTIP are (i) officers and employees of us, Buckeye GP and any of our affiliates, (ii) non-employee members of the board of directors of Buckeye GP and (iii) consultants or advisors who provide bona fide services to us, Buckeye GP or any of our affiliates. The number of LP Units that may be granted to any non-employee member of the board of directors of Buckeye GP in a calendar year may not exceed 8,000.

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The fair values of both the performance unit and phantom unit grants are based on the average of the high and low market prices of our LP Units on the date of grant computed in accordance with FASB ASC Topic 718. Compensation expense equal to the fair value of those performance unit and phantom unit awards that actually vest is estimated and recorded over the period the grants are earned, which is the vesting period. Compensation expense estimates are updated periodically. The vesting of performance unit awards is also contingent upon the attainment of predetermined performance goals, which, depending on the level of attainment, could increase or decrease the value of the awards at settlement. Quarterly distributions paid on DERs associated with phantom units are recorded as a reduction of our Limited Partners’ Capital on our consolidated balance sheets.

UNIT DEFERRAL AND INCENTIVE PLAN

The UDIP provides eligible employees the opportunity to defer up to 50% of any cash award they would otherwise receive under the AIC Plan or other discretionary bonus program. Participants who elect to defer a portion of their AIC award or discretionary bonus are credited with deferral units equal in value to the amount of their cash award deferral. Participants are also credited with a matching unit for each deferral unit they are granted. Both deferral units and matching units are phantom units based on LP Units and subject to service-based vesting restrictions. Participants are entitled to DERs on each unit they receive pursuant to the UDIP, which provide named executive officers with the right to receive payments based on distributions we make on LP Units. Deferral units and matching units are settled in LP Units reserved under the 2013 LTIP.

Employees with a base salary equal to or in excess of $250,000 and Salary Grade 24—Vice President Level or higher (or such other amount or Salary Grade level set from time to time by the administrator), including all of our named executive officers, are “Eligible Employees” under the UDIP. The compensation committee has the discretion under the UDIP to designate any person as an Eligible Employee that does not meet the above requirements.

Deferral elections under the UDIP must be made no later than December 31st of the plan year prior to the date the applicable bonus would otherwise be paid. Once a deferral election is made for a plan year, it becomes irrevocable and cannot be cancelled or changed for that plan year. Deferral units and matching units become 100% vested on the third December 15th after the deferral units and matching units are credited to a participant’s unit account, provided that the participant is continuously employed by, or continuously provides services to us through that date. For example, deferral units and matching units that are credited to a participant’s unit account in 2018 will vest on December 15, 2020. If a participant’s employment is terminated by us without cause, unvested deferral units will immediately vest in full and unvested matching units will vest on a prorated basis, based on the portion of the vesting period during which the participant was employed by us. For purposes of determining the number of matching units that become vested on a prorated basis, the vesting period commences on January 1st of the plan year in which we would otherwise have paid the annual cash award to the participant but for the participant’s deferral election and ends December 15th of the third year.

A participant’s unvested deferral units and matching units are subject to “double-trigger” vesting as a result of a change of a control. In the event a change of control occurs while the participant is employed by, or providing services to us, Buckeye GP or any affiliate, the participant’s unvested deferral units and matching units will only vest in full if, during the eighteen-calendar-month period following a change of control, (i) the participant is terminated without cause, or (ii) the participant resigns for good reason. For purposes of the UDIP, change of control, cause and good reason have the same meanings as set forth in the 2013 LTIP description above. The number of deferral units and matching units that may be granted under the UDIP is limited by the number of LP Units that may be granted under the 2013 LTIP, as it may be amended from time to time, subject to certain adjustments.

RETIREMENT AND OTHER BENEFITS

Services Company sponsors a RASP through which it provides retirement benefits for substantially all of its regular full-time employees (including our named executive officers), except those covered by certain labor contracts. The RASP consists of two components. Under the first component, Services Company contributes 5% of each eligible employee’s covered salary to an employee’s separate account maintained in the RASP Plan. Under the second component, Services Company makes a matching contribution into the employee’s separate account for 100% of an employee’s contribution to the RASP up to 5% (or up to 6% if an employee has completed 20 or more years of service) of an employee’s eligible covered salary. Each of our named executive officers receives a contribution equal to 5% of his salary (subject to certain IRS limits) annually, and these amounts vest ratably over a five year period, and we make matching contributions to the RASP on their behalf as well. Prior to March 27, 2011, for Services Company employees who participate in the ESOP, Services Company did not make a matching contribution.

The majority of our regular full-time employees hired before September 16, 2004 (including Mr. Malecky) participate in Services Company’s ESOP, which is a qualified plan. As of the record date, Services Company owned approximately 548,070 of our LP Units. The ESOP owns all of the outstanding common stock of Services Company, or approximately 548,070 shares. Accordingly, one share of Services Company common stock is generally considered to have a value equal to one of our LP Units. Under the ESOP, Services Company common stock was allocated to employee accounts quarterly. Individual employees were allocated shares based on the ratio of their eligible compensation to the aggregate eligible compensation of all ESOP participants. The ESOP was frozen with respect to benefits effective March 27, 2011 (the “Freeze Date”). As of March 28, 2011, in connection with the repayment of the ESOP’s 3.60% Senior Secured Notes due March 28, 2011 (the “ESOP Notes”), all shares had been allocated. Eligible compensation generally included base salary, overtime payments and certain

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bonuses. Upon termination of the employee’s employment, the value of shares accumulated by an employee in the ESOP is payable to the employee or transferable to other qualified plans in accordance with the terms of the ESOP plan.

Services Company also sponsors a Benefit Equalization Plan, which is described in detail in the narrative discussion following the “2017 Nonqualified Deferred Compensation Table” below.

2017 Outstanding Equity Awards at Fiscal Year-End Table

	Unit Awards
Name	Number of Units That Have Not Vested (#)		Grant Date	Vesting Date	Market Value of Units That Have Not Vested ($)(1)	Equity incentive plan awards: Number of unearned units that have not vested (#)		Grant Date	Vesting Date	Equity incentive plan awards: Market or payout value of unearned units that have not vested ($)(1)
Clark C. Smith	22,320	(2)	2/4/15	2/4/18	1,105,956	89,278	(3)	2/4/15	(3)	4,423,725
	31,158	(2)	2/10/16	2/10/19	1,543,879	124,630	(3)	2/10/16	(3)	6,175,417
	13,706	(4)	2/19/16	12/15/18	679,132	94,496	(3)	2/7/17	(3)
	23,624	(2)	2/7/17	2/7/20	1,170,569
	22,986	(5)	2/17/17	12/15/19	1,138,956
Keith E. St.Clair	8,216	(2)	2/4/15	2/4/18	407,103	32,864	(3)	2/4/15	(3)	1,628,411
	9,154	(2)	2/10/16	2/10/19	453,581	36,616	(3)	2/10/16	(3)	1,814,323
	12,850	(4)	2/19/16	12/15/18	636,718	27,876	(3)	2/7/17	(3)
	6,970	(2)	2/7/17	2/7/20	345,364
	11,752	(5)	2/17/17	12/15/19	582,312
Robert A. Malecky	6,391	(2)	2/4/15	2/4/18	316,674	25,560	(3)	2/4/15	(3)	1,266,498
	5,782	(2)	2/10/16	2/10/19	286,498	23,126	(3)	2/10/16	(3)	1,145,893
	11,994	(4)	2/19/16	12/15/18	594,303	20,788	(3)	2/7/17	(3)
	5,198	(2)	2/7/17	2/7/20	257,561
	11,752	(5)	2/17/17	12/15/19	582,312
Khalid A. Muslih	6,391	(2)	2/4/15	2/4/18	316,674	25,560	(3)	2/4/15	(3)	1,266,498
	6,424	(2)	2/10/16	2/10/19	318,309	25,696	(3)	2/10/16	(3)	1,273,237
	13,278	(4)	2/19/16	12/15/18	657,925	22,680	(3)	2/7/17	(3)
	5,670	(2)	2/7/17	2/7/20	280,949
	11,752	(5)	2/17/17	12/15/19	582,312
William J. Hollis	6,391	(2)	2/4/15	2/4/18	316,674	25,560	(3)	2/4/15	(3)	1,266,498
	5,397	(2)	2/10/16	2/10/19	267,421	21,584	(3)	2/10/16	(3)	1,069,487
	10,280	(4)	2/19/16	12/15/18	509,374	17,008	(3)	2/7/17	(3)
	4,253	(2)	2/7/17	2/7/20	210,736
	8,902	(5)	2/17/17	12/15/19	441,094
(1)	For phantom units (including deferral and matching phantom units) and performance units, the market value is calculated using a per LP Unit price of $49.55, the closing price for our LP Units on December 29, 2017, the last trading day of 2017.
(2)	Represents grants of phantom units under the 2013 LTIP with DERs. See “Long-Term Incentive Plan” above.
(3)	Represents grants of performance units under the 2013 LTIP. See “Long-Term Incentive Plan” above. The vesting of the performance units is subject to the attainment of pre-established performance goals as determined by the Compensation Committee after the end of a three-fiscal-year period. Performance units granted on February 4, 2015 vested at 120% of the target award as determined by the Compensation Committee at its meeting on February 6, 2018. Because the performance units exceeded target level, SEC rules require us to assume, for purposes of this table, that all remaining unvested awards will vest at the next higher performance measure, which is stretch performance, so the number of performance units reflected in the table is based on a maximum payout of such awards at 200% of the target award.
(4)	Represents the grant of deferral and matching phantom units issued under the 2013 LTIP as a result of the deferral of 2015 AIC Plan awards and discretionary bonus awards pursuant to the UDIP. Messrs. Smith, St.Clair, Malecky, Muslih and Hollis were granted 6,853, 6,425, 5,997, 6,639 and 5,140 deferral units, respectively, and 6,853, 6,425, 5,997, 6,639 and 5,140 matching units, respectively. The deferral units and matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih and Hollis of $272,344, $288,750, $231,000, $231,000, and $210,000, respectively, of their 2015 AIC Plan awards, and $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of their 2015 discretionary bonus awards.
(5)	Represents the grant of deferral and matching phantom units issued under the 2013 LTIP as a result of the deferral of 2016 AIC Plan awards and discretionary bonus awards pursuant to the UDIP. Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis were granted 11,493, 5,876, 5,876, 5,876 and 4,451 deferral units, respectively, and 11,493, 5,876, 5,876, 5,876 and 4,451 matching units, respectively. The deferral units and matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih and Hollis of $567,508, $301,078, $241,075, $241,075, and $219,303, respectively, of their 2016 AIC Plan awards, and $239,399, $111,423, $171,425, $171,425, and $93,198, respectively, of their 2016 discretionary bonus awards.

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2017 Units Vested Table

	Unit Awards(1)
Name	Number of Units Acquired on Vesting (#)	Value Realized on Vesting ($)
Clark C. Smith	83,818	4,777,290
Keith E. St.Clair	29,765	1,657,960
Robert A. Malecky	24,100	1,350,603
Khalid A. Muslih	23,440	1,303,737
William J. Hollis	20,017	1,058,527
(1)	Represents vesting of 2015 grants of performance units and 2014 grants of phantom awards, both under the 2013 LTIP. Also represents the vesting of phantom units under the UDIP as a result of the deferral of 2014 bonus awards, including both deferral and matching units that vested on December 15, 2017 and were issued under the 2013 LTIP. See “Long-Term Incentive Plan” above. The vesting of the performance units was subject to the attainment of pre-established performance goals based on adjusted distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and total shareholder return relative to the Alerian MLP Index during a performance period that ended on December 31, 2017. On February 6, 2018, the compensation committee determined to vest the 2015 performance units at the 120% of the target award (between the target and maximum levels). The phantom units vested on February 5, 2017.

2017 Nonqualified Deferred Compensation Table

Name	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Gains (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(2)
Clark C. Smith	139,347	95,856	—	845,829
Keith E. St.Clair	71,106	60,106	—	535,769
Robert A. Malecky	72,115	55,237	—	696,893
Khalid A. Muslih	65,467	61,471	—	428,000
William J. Hollis	46,971	15,237	—	133,956
(1)	These contributions in the last fiscal year for each named executive officer are included in the All Other Compensation column of the Summary Compensation Table above.
(2)	The following amounts were previously reported as compensation in the Summary Compensation Table for previous years: Mr. Smith—$610,626; Mr. St.Clair—$404,557; Mr. Malecky—$569,541; Mr. Muslih—$301,061; and Mr. Hollis—$71,748.

The amounts reflected in the table above were credited to accounts of the named executive officers under the Benefit Equalization Plan. All amounts credited to the accounts of the named executive officers under the Benefit Equalization Plan are subject to the same vesting requirements as matching and retirement account contributions made by Buckeye on their behalf under the RASP. Benefit Equalization Plan contributions are subject to a graded vested schedule and vest in full after five years of employment. All of the named executive officers, other than Mr. Hollis, who commenced employment with us on July 14, 2014, are fully vested in their Benefit Equalization Plan account contributions. Of Mr. Hollis’s $46,971 aggregate balance as of December 31, 2017, $31,877 was fully vested and the remainder will vest in equal installments on July 14, 2018 and 2019, respectively.

The Benefit Equalization Plan is a non-qualified deferred compensation plan and provides that any employee whose company contributions to qualified pension and savings plans have been limited due to IRS limits on compensation allowable for calculating benefits under qualified plans will receive an equivalent benefit under the Benefit Equalization Plan for company contributed amounts they would have received under qualified plans if there were no IRS limits on compensation levels. Employee deferrals are not allowed under the Benefit Equalization Plan. In addition, the Benefit Equalization Plan allows employees to invest their balances in the plan under a variety of fund options. The fund options under the Benefit Equalization Plan are the same fund options available under the RASP. Employees may periodically change their investment elections in the RASP and the Benefit Equalization Plan in accordance with its terms and the terms of the documents governing the investments in which they currently participate. Amounts accumulated by an employee in the Benefit Equalization Plan are payable to the employee, or their beneficiary, in a lump sum upon termination of employment or following death. All amounts are paid based on the timing and form set forth in the Benefit Equalization Plan. A participating employee may also receive a distribution of all or a portion of his or her account balance in the event of a “hardship” as defined in the plan document and upon determination by the committee that administers the plan.

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The table below shows the fund options available under the RASP and their annual rate of return for the year ended December 31, 2017.

Name of Fund	Rate of Return
American Century Value Institutional	8.67%
Fidelity Balanced—Class K	16.60%
Fidelity Managed Income Portfolio	1.29%
Fidelity Small Cap Value	12.26%
JPMorgan Large Cap Growth—R6	38.37%
JPMorgan SmartRetirement 2020—Instl	13.96%
JPMorgan SmartRetirement 2025—Instl	16.32%
JPMorgan SmartRetirement 2030—Instl	18.88%
JPMorgan SmartRetirement 2035—Instl	20.42%
JPMorgan SmartRetirement 2040—Instl	21.83%
JPMorgan SmartRetirement 2045—Instl	22.05%
JPMorgan SmartRetirement 2050—Instl	22.08%
JPMorgan SmartRetirement Income—Instl	11.11%
Vanguard Explorer Fund Admiral Shares	23.10%
Metropolitan West Total Return Bond—Instl	3.43%
Oakmark International Fund Class I	29.75%
Fidelity 500 Index—Instl	21.79%
Fidelity Global ex U.S. Index	27.37%
Fidelity Mid Cap Index—Premium	18.44%

PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Severance Agreement Payments

The Partnership is party to a Severance Agreement with each of our named executive officers. Pursuant to the terms of the Severance Agreements, each named executive officer is entitled to severance payments following (i) the termination of employment by Services Company except if the termination is a result of (x) the continuous illness, injury or incapacity for a period of six consecutive months, or (y) “Cause”, or (ii) a voluntary termination of employment by the executive upon (I) the material failure of Services Company to comply with and satisfy any of the terms of the Severance Agreement, (II) the significant reduction by Services Company of the authority, duties or responsibilities of the executive, including in connection with a sale or transfer of equity, property or other assets of Services Company by which Services Company becomes a subsidiary or division of another company, (III) the elimination of the executive from eligibility to participate in, or the exclusion of the executive from participation in, material or significant employee benefit plans or policies, except to the extent such elimination or exclusion is applicable to our named executive officers as a group, (IV) the material reduction in the executive’s annual base compensation or the reduction in the annual target cash bonus opportunity for which the executive is eligible (unless such reduction in the executive’s annual target cash bonus opportunity is made in connection with similar reductions in the bonus opportunities of our named executive officers as a group), or (V) the transfer of the executive, without his express written consent, to a location that is more than 100 miles from the named executive officer’s principal office as of the date of the Severance Agreement.

Upon a termination as set forth above, each named executive officer would be entitled to the following:

A lump-sum severance payment in the amount of (i) 100% of such named executive officer’s base salary, plus (ii) 100% of the annual bonus opportunity, for the applicable year; and
A monthly payment equal to 125% of the COBRA cost of continued health and dental coverage, less the amount that the executive would be required to contribute for health and dental coverage if he were an active employee, for a 12-month period.

For the purposes of the Severance Agreements, “Cause” is defined as (i) habitual insobriety or substance abuse, (ii) engaging in acts of disloyalty to Buckeye including fraud, embezzlement, theft, commission of a felony, or dishonesty, or (iii) willful misconduct of the executive in the performance of his duties, or the willful failure of the executive to perform a material function of his duties pursuant to the terms of the Severance Agreement.

Benefit Equalization Plan

Upon termination of employment for any reason, each named executive officer becomes entitled to distributions of the aggregate balances of his Benefits Equalization Plan account. If such officers had been terminated as of December 31, 2017, each of them would have been entitled to receive the amounts set forth opposite his name in the “Aggregate Balance at Last Fiscal Year-End” column of the “2017 Nonqualified Deferred Compensation Table” for his Benefits Equalization Plan balance. The Benefit Equalization Plan termination payments are not set forth in the tables below.

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Long-Term Incentive Plan

Upon a termination of employment for (i) death, (ii) disability, (iii) without cause during a change in control period or (iv) resignation for good reason during a change in control period, each of our named executive officers are entitled to accelerated vesting of all phantom units, and performance units, based on a payout performance multiplier of 100%. Upon a termination of employment for cause or voluntary resignation, all unvested phantom units and performance units will be forfeited. If a named executive officer is terminated without cause, not during a change in control period, all phantom units vest based on the portion of the vesting period during which the named executive officer was employed by us, and all performance units will vest on a prorated portion based on a payout multiplier of 100%; provided, however, that if the termination of employment is within the six month period immediately prior to the end of the performance period, the prorated portion of the performance units will vest based on actual performance as determined after the end of the performance period. Upon retirement, each retirement-eligible named executive officer will be eligible for continued vesting of all phantom units through the end of the vesting period, and performance units based on actual performance results as determined after the end of the performance period; provided, however, that as a condition to such continued vesting, the compensation committee may require such named executive officer to agree to be bound by non-competition or non-solicitation restrictions during the vesting period.

A more detailed description of the 2013 LTIP, including the change in control period, is contained in the narrative discussion entitled “Long-Term Incentive Plan” following the Grant of Plan-Based Awards Table and in the Compensation Discussion and Analysis.

Payments upon Termination or Change in Control Table

The table below reflects (in dollars) the compensation and benefits, if any, due to each of the named executive officers upon a voluntary termination, a termination for cause, an involuntary termination other than for cause or resignation for good reason, both before and after a change in control, a change in control without an accompanying termination, or a termination due to death, disability or retirement. The amounts shown assume that each termination of employment or the change in control, as applicable, was effective as of December 31, 2017, and the fair market value of an LP Unit as of December 31, 2017 was $49.55, which was the closing price on December 29th, the last trading day of 2017. The amounts shown in the table are estimates of the amounts, which would be paid upon termination of employment or change in control, as applicable. The actual amounts to be paid can only be determined at the time of the actual termination of employment or change in control, as applicable.

The value of the accelerated vesting and payment of phantom units was calculated by multiplying the aggregate number of phantom units by the fair market value of an LP Unit as of December 31, 2017, taking into account months of service over the 36 month vesting period as applicable for certain prorated payouts. The value of the accelerated vesting and payment of performance units was calculated by multiplying the aggregate number of performance units by the fair market value of an LP Unit as of December 31, 2017, taking into account months of service over the 36-month performance period based on a payout performance multiplier of 100%. More details concerning these values are set forth in the footnotes below.

Name	Benefit	Voluntary Resignation or Termination for Cause	Termination Without Cause Prior to Change of Control	Resignation for Good Reason Before Change of Control	Resignation for Good Reason After Change of Control	Change of Control	Termination Without Cause After Change of Control	Death or Disability	Retirement(6)
Clark C. Smith	Cash severance(1)	—	1,982,250	1,982,250	1,982,250	—	1,982,250	—	—
	Phantom Unit Acceleration(2)	—	2,392,173	—	3,820,404	—	3,820,404	3,820,404	3,820,404
	UDIP Phantom Unit Acceleration(3)	—	1,331,070	—	1,818,089	—	1,818,089	1,818,089	—
	Performance Unit Acceleration(4)	—	3,321,090	—	6,278,701	—	6,278,701	6,278,701	6,278,701
	Health Benefits(5)	—	1,969	1,969	1,969	—	1,969	—	—
Keith E. St.Clair	Cash severance(1)	—	1,170,000	1,170,000	1,170,000	—	1,170,000	—	—
	Phantom Unit Acceleration(2)	—	782,795	—	1,206,047	—	1,206,047	1,206,047	1,206,047
	UDIP Phantom Unit Acceleration(3)	—	923,213	—	1,219,029	—	1,219,029	1,219,029	—
	Performance Unit Acceleration(4)	—	976,755	—	1,847,758	—	1,847,758	1,847,758	1,847,758
	Health Benefits(5)	—	1,969	1,969	1,969	—	1,969	—	—

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Name	Benefit	Voluntary Resignation or Termination for Cause	Termination Without Cause Prior to Change of Control	Resignation for Good Reason Before Change of Control	Resignation for Good Reason After Change of Control	Change of Control	Termination Without Cause After Change of Control	Death or Disability	Retirement(6)
Robert A. Malecky	Cash severance(1)	—	1,050,000	1,050,000	1,050,000	—	1,050,000	—	—
	Phantom Unit Acceleration(2)	—	563,845	—	860,733	—	860,733	860,733	860,733
	UDIP Phantom Unit Acceleration(3)	—	887,658	—	1,176,614	—	1,176,614	1,176,614	—
	Performance Unit Acceleration(4)	—	645,732	—	1,253,820	—	1,253,820	1,253,820	1,253,820
	Health Benefits(5)	—	1,969	1,969	1,969	—	1,969	—	—
Khalid A. Muslih	Cash severance(1)	—	1,050,000	1,050,000	1,050,000	—	1,050,000	—	—
	Phantom Unit Acceleration(2)	—	590,856	—	915,932	—	915,932	915,932	915,932
	UDIP Phantom Unit Acceleration(3)	—	940,991	—	1,240,237	—	1,240,237	1,240,237	—
	Performance Unit Acceleration(4)	—	713,703	—	1,381,749	—	1,381,749	1,381,749	1,381,749
	Health Benefits(5)	—	1,969	1,969	1,969	—	1,969	—	—
William J. Hollis	Cash severance(1)	—	890,000	890,000	890,000	—	890,000	—	—
	Phantom Unit Acceleration(2)	—	537,852	—	794,832	—	794,832	794,832	794,832
	UDIP Phantom Unit Acceleration(3)	—	722,014	—	950,468	—	950,468	950,468	—
	Performance Unit Acceleration(4)	—	580,985	—	1,104,909	—	1,104,909	1,104,909	1,104,909
	Health Benefits(5)	—	1,969	1,969	1,969	—	1,969	—	—
(1)	Reflects a lump-sum severance payment in the amount of (i) 100% of each named executive officer’s base salary, plus (ii) 100% of the annual bonus opportunity for 2017 pursuant to the terms of the named executive officers’ severance agreements, which are described above.
(2)	This amount represents the value of the accelerated vesting and payment of all phantom units based on a price per LP Unit as of December 31, 2017 of $49.55 (the closing price on December 29, 2017, the last trading day of 2017). In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of death or disability, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding phantom units. In the event of termination without cause, the named executive officer would not be entitled to full accelerated vesting but instead would be entitled to a prorated amount based on 327 days of service over the 1,095 service period (327/1,095) for his February 2017 phantom unit grant, 690 days of service over the 1,096 service period (690/1,096) for his February 2016 phantom unit grant, and 1,061 days of service over the 1,096 service period (1,061/1,096) for his February 2015 phantom unit grant. In the event of termination due to retirement, the named executive officer would be entitled to continued vesting of 100% of his outstanding 2015, 2016 and 2017 phantom unit grants, paid at the end of the three-year vesting period. The “2017 Outstanding Equity Awards at Fiscal Year-End Table” provides information on each named executive officer’s phantom unit holdings at December 31, 2017.
(3)	This amount represents the value of the accelerated vesting and payment of all phantom units granted under the UDIP. The amount is based on a price per LP Unit as of December 31, 2017 of $49.55 (the closing price on December 29, 2017, the last trading day of 2017). In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of disability or death, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding phantom units received pursuant to the UDIP. In the event of termination without cause, the named executive officer would be entitled to full vesting of his deferral units received pursuant to the UDIP, but the named executive officer’s matching units would not be entitled to full accelerated vesting. Instead the matching units granted in 2017 would be entitled to a prorated vesting based on 364 days of service over the 1,078 day service period (364/1,078) and the matching units granted in 2016 would be entitled to a prorated vesting based on 730 days of service over the 1,079 day service period (730/1,079). In the event of the named executive officer’s retirement prior to the vesting of his phantom units granted under the UDIP, the named executive officer would forfeit all such phantom units. The “2017 Outstanding Equity Awards at Fiscal Year-End Table” provides information on each named executive officer’s phantom unit holdings at December 31, 2017, including phantom units received pursuant to the UDIP.
(4)	This amount represents the value of the accelerated vesting and payment of all performance units based on a price per LP Unit as of December 31, 2017 of $49.55 (the closing price on December 29, 2017, the last trading day of 2017) and a distribution equivalent right payout of $5.0125 per unit and $9.8375 per unit for 2017 and 2016, respectively. In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of disability or death, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding performance units and payment of DERs accumulated up to the date of the accelerated vesting. In the event of termination without cause, the named executive officer would not be entitled to full accelerated vesting but instead would be entitled to a prorated amount based on 364 days of service over the 1,096 day service period (364/1,096) for his February 2017 performance unit grant and 730 days of service over the 1,096 day service period (730/1,096) for his February 2016 performance unit grant. In the event of termination due to retirement, the named executive officer would be entitled to continued vesting of his outstanding 2017 and 2016 performance unit grants based on actual performance results as determined after the end of the applicable performance period. All amounts listed for performance unit awards assume a performance multiplier of 100% because, where applicable, actual performance is unknown. The “2017 Outstanding Equity Awards at Fiscal Year-End Table” provides information on each named executive officer’s performance unit holdings at December 31, 2017.
(5)	Represents monthly payment equal to 125% of the COBRA cost of continued health and dental coverage, less the amount that the executive would be required to contribute for health and dental coverage if they were an active employee, for a 12-month period. For, Messrs. Smith, St.Clair, Malecky, Muslih and Hollis, the monthly COBRA cost of continued health and dental coverage would be approximately $1,848, $1,848, $1,831, $1,848, and $1,848, respectively, and their required monthly contributions if they were active employees would be approximately $340, $340, $320, $340, and $340, respectively.
(6)	See the footnotes above with respect to the phantom units, UDIP phantom units, and performance units for an explanation of the treatment of such awards in the event of the holder’s retirement. A named executive officer is generally eligible for retirement under the 2013 LTIP if he is at least 55 years old and has been employed by the Partnership, Buckeye GP, or an affiliate for at least five full years. As of December 31, 2017, only Messrs. Smith and St. Clair were eligible for retirement under the 2013 LTIP.

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Director Compensation

2017 Director Compensation Table

Name	Fees Earned or Paid in Cash	Unit Awards(1)	Other Compensation(2)	Total
Pieter Bakker	$91,500	$141,100	$10,025	$242,625
Barbara M. Baumann	100,500	141,100	10,025	251,625
Barbara J. Duganier	122,000	141,100	10,025	273,125
Joseph A. LaSala, Jr.	99,000	141,100	10,025	250,125
Mark C. McKinley	94,500	141,100	10,025	245,625
Larry C. Payne	93,000	141,100	10,025	244,125
Oliver “Rick” G. Richard, III	112,500	141,100	10,025	263,625
Frank S. Sowinski	139,000	141,100	10,025	290,125
Martin A. White	108,000	141,100	10,025	259,125
(1)	Represents grant date fair value of grants of 2,000 phantom unit awards to Mses. Baumann and Duganier and Messrs. Bakker, LaSala, McKinley, Payne, Richard, Sowinski, and White on February 7, 2017. The grant date fair value of phantom unit awards is based on a target payout of such awards (computed in accordance with FASB ASC Topic 718), using the average of the high and low trading prices for our LP Units on the date of grant ($70.55 for February 7, 2017). For a discussion of the valuations of phantom units, please see the discussion in Note 20 in the Notes to Consolidated Financial Statements of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. As of December 31, 2017, each director held 2,000 phantom units.
(2)	Amounts represent the distribution equivalents paid during 2017 on unvested phantom unit awards granted under the 2013 LTIP.

NON-EMPLOYEE DIRECTORS

In 2016, non-employee directors of Buckeye GP received an annual fee in cash of $60,000 plus $1,500 for each board of directors and committee meeting attended. Each director also received a grant under the 2013 LTIP of 2,000 phantom units, which vested on the first anniversary of the date of grant, or February 7, 2018. Additionally, the chairs of the compensation, nominating and corporate governance, and HSSE committees each received an annual fee of $10,000, the chair of the audit committee received an annual fee of $20,000 and the Lead Independent Director received an annual fee of $25,000. Mr. Smith did not receive any fees for services as a director. We reimbursed our general partner for the directors’ fees.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of our LP Units and Class C Units (which vote together as a single class and are referred to together below as “Units”) beneficially owned by: (1) each person who is known to us to beneficially own more than 5% of our Units; (2) the current directors and the nominees of our general partner’s board of directors; (3) the named executive officers of our general partner; and (4) all current directors and executive officers of our general partner as a group. Information in the table regarding the number of Units beneficially owned by current directors, director nominees and executive officers is provided as of April 9, 2018. Information in the table regarding the number of Units beneficially owned by persons known to us to own more than 5% of our LP Units is provided as of December 31, 2017.

Name(1)	Number of Units(2)		Percentage of Units
Clark C. Smith	180,629	(3)	*
Pieter Bakker	19,552		*
Barbara M. Baumann	6,667		*
Barbara J. Duganier	11,000		*
Joseph A. LaSala, Jr.	21,000		*
Mark C. McKinley	26,000		*
Larry C. Payne	8,667		*
Oliver “Rick” G. Richard, III	21,408		*
Frank S. Sowinski	30,210		*
Martin A. White	23,242		*
Keith E. St.Clair	124,484	(4)	*
Robert A. Malecky	96,490	(5)	*
Khalid A. Muslih	50,889		*
William J. Hollis	18,068		*
All directors and officers as a group (18 persons)	733,339		*
OppenheimerFunds, Inc.	11,438,381	(6)	7.5%
Tortoise Capital Advisors, L.L.C.	11,868,203	(7)	7.7%
ALPS Advisors, Inc.	12,186,694	(8)	8.0%
*	represents less than 1%
(1)	The contact address for our directors and executive officers is One Greenway Plaza, Suite 600, Houston, Texas 77046.
(2)	Unless otherwise indicated, the persons named above have sole voting and investment power over the LP Units reported.
(3)	Consists of 165,336 LP Units over which Mr. Smith shares investment and voting power with his wife and 15,293 LP units held in trust for his minor child. Mr. Smith disclaims beneficial ownership of the 15,293 LP units held in trust for his minor child.
(4)	20,000 of the LP Units owned by Mr. St.Clair are pledged as security, which pledge is permitted under our insider trading policy because it was put in place prior to February 5, 2015. See “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis—Executive Unit Ownership Guidelines” on page 30.
(5)	Includes 29,350 LP Units over which Mr. Malecky shares investment and voting power with his wife.
(6)	According to the Schedule 13G filed by OppenheimerFunds, Inc. with the SEC on February 6, 2018, consists of LP Units beneficially owned as of December 31, 2017 by OppenheimerFunds, Inc., to which it has shared voting and dispositive power with respect to all of the LP units reported. The address of OppenheimerFunds, Inc. is 225 Liberty Street, New York, NY 10281.
(7)	Consists of an aggregate of (i) 1,056,338 Class C Units according to the Partnership’s records, which are entitled to vote as a single class with the LP Units, beneficially owned by Tortoise Capital Advisors, L.L.C. (“TCA”), and (ii) 10,811,865 LP Units according to the Schedule 13G/A filed by TCA with the SEC on February 13, 2018, which consists of LP Units beneficially owned as of December 31, 2017 by TCA. Of the 10,811,865 LP units, TCA has shared voting power as to 9,438,246 LP units, and TCA has shared dispositive power as to 10,593,798 LP units. The address of TCA is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(8)	According to the Schedule 13G/A filed by ALPS Advisors, Inc. (“ALPS”) and Alerian MLP ETF (“Alerian”) with the SEC on February 6, 2018, consists of 12,186,694 LP units deemed to be beneficially owned as of December 31, 2017 by ALPS, of which 12,079,402 LP Units are attributable to Alerian, an investment company to which ALPS furnishes investment advice. Alerian has shared voting and dispositive power with respect to the 12,079,402 LP units. ALPS disclaims beneficial ownership of all 12,186,694 LP units. The address of each of ALPS and Alerian is 1290 Broadway, Suite 1100, Denver, CO 80203.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2017 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of LP Units to be issued upon exercise of outstanding LP Unit options and rights	(b) Weighted-average exercise price of outstanding LP Unit options and rights	(c) Number of LP Units remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by Unitholders:(1)
LTIP(2)	1,449,965	—	2,672,370
Option Plan(3)	—	—	333,000
Equity compensation plans not approved by Unitholders	—	—	—
TOTAL FOR EQUITY COMPENSATION PLANS	1,449,965	—	3,005,370
(1)	See Note 20 in the Notes to Consolidated Financial Statements included in Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for further information about these plans.
(2)	The 1,449,965 represents 785,469 phantom units and 664,496 performance units issued under the 2013 LTIP. See Note 20 in the Notes to Consolidated Financial Statements included in Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and “Compensation of Executive Officers and Directors” above for further information about these awards. These awards are not taken into account in the calculation of the weighted-average exercise price of outstanding LP Unit options and rights under the 2013 LTIP.
(3)	With the adoption and utilization of the 2013 LTIP, we do not expect to make any future grants pursuant to the Option Plan.

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Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons

Buckeye is not aware of any transaction since January 1, 2017, or any currently proposed transaction, in which Buckeye was or is to be a participant and the amount involved exceeds $120,000, and in which any related party has or will have a direct or indirect material interest.

Policies Regarding Related Party Transactions

Except for compensation that we pay, the material portions of which are described in this proxy statement, our general policy is to avoid transactions between us and our directors and officers or holders of 5% or more of our LP Units (including members of their families) and that any such transactions that are not avoided should be resolved pursuant to the conflicts of interest resolution provisions in our partnership agreement. In furtherance of this policy, we have adopted Corporate Governance Guidelines, a Code of Ethics for Directors, Executive Officers and Senior Financial Employees and a Business Code of Conduct for all employees, which generally require the reporting to management of transactions or opportunities that constitute conflicts of interest so that they may be avoided. These guidelines and codes, along with our partnership agreement, are in writing and are available on our website. Please see the section of this proxy statement entitled “Where You Can Find More Information About Us—Helpful Resources” on page 51.

Pursuant to our Corporate Governance Guidelines and our partnership agreement, any transaction between us and our officers and directors or holders of 5% of more of our LP Units that is not avoided must be fair and reasonable to us. Any resolution or course of action will be deemed to be fair and reasonable to us if it is approved by our nominating and corporate governance committee (as long as the material facts known to the officers and directors of our general partner regarding any proposed transaction were disclosed to the nominating and corporate governance committee at the time of its approval), if it is on terms objectively demonstrable to be no less favorable to us than those generally being provided to or available from unrelated third parties, or fair to us, taking into account the totality of the relationships among the parties involved, including other transactions that may be particularly favorable or advantageous to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of our general partner and persons who beneficially own more than 10% of our LP Units to file ownership and changes in ownership reports with the SEC and the NYSE. The SEC regulations also require that a copy of all these filed Section 16(a) forms must be furnished to us by the directors and executive officers of our general partner and persons beneficially owning more than 10% of our LP Units. Based solely on a review of Forms 3, 4 and 5 furnished to us and written representations from certain persons that no other reports were required for those persons, we believe that for 2017, all officers and directors, and persons beneficially owning more than 10% of our LP Units, who were required to file reports under Section 16(a) complied with such requirements.

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PROPOSAL 2	Approval of Amendment of Our Partnership Agreement

The board of directors of our general partner has approved, subject to unitholder approval, an amendment of our partnership agreement (the “Amendment”), pursuant to which the general partner would have the authority to cause the Partnership to issue classes or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units (a “Two-Thirds Interest”). The primary purpose of the Amendment is for general corporate purposes, including, without limitation, raising capital, financing and acquisition opportunities and other general corporate purposes.

Section 17.1(a) of the partnership agreement currently states:

“Without the prior approval of a Two-Thirds Interest, the General Partner shall not cause the Partnership to issue any class or series of LP Units having preferences or other special or senior rights over the LP Units issued pursuant to Section 4.2.”

The proposed Amendment removes Section 17.1(a) of the partnership agreement. As a result, the general partner would be authorized, pursuant to Section 4.3(a) of the partnership agreement, to issue additional limited partnership interests, or classes or series thereof, or options, rights, warrants or appreciation rights relating thereto, for any Partnership purpose, at any time, for such consideration and on such terms and conditions, and entitling the holders thereof to such relative rights and powers, as shall be established by the general partner, all without the approval of unitholders.

If the proposed Amendment is approved by a Two-Thirds Interest, the partnership agreement will be amended and restated, effective as of June 5, 2018, to reflect the Amendment and to incorporate the terms of previous partnership agreement amendments to consolidate the terms of the partnership agreement into one document (the “Amendment and Restatement”). If the Amendment is not approved by the unitholders at the 2018 Annual Meeting, the partnership agreement would continue in effect in accordance with its existing terms.

REASONS FOR AUTHORIZING THE AMENDMENT

We believe that the Amendment is desirable because it will:

ease the procedural requirements for the Partnership to issue preferred forms of equity, which are considered a hybrid security and can have features of both debt securities and common equity that in certain circumstances and market conditions, may be in the Partnership’s best interest to issue to raise capital;
allow the Partnership to offer preferred securities carrying distribution and liquidation preferences, among other attributes, as an incentive for financial support as an alternative to, or in combination with, debt;
assist with acquisition or merger opportunities by allowing the Partnership to structure any such purchase to include limited partnership interests having preferred rights as consideration in addition to, or in lieu of, cash;
potentially allow the Partnership to seek to reduce or restructure existing debt by offering a preferred equity alternative; and
align the provisions regarding the issuance of preferred forms of equity in our partnership agreement with those typically found in the partnership agreements of our peer group.

The general partner has no arrangements, agreements or understandings in place at the present time for the issuance or use of additional limited partnership interests, or classes or series thereof, pursuant to the authority created by the proposed Amendment.

CERTAIN EFFECTS AND RISKS OF AUTHORIZING THE AMENDMENT

It is not possible to determine the actual effect of the issuance of additional limited partnership interests, or classes or series thereof, until the general partner determines the rights of the holders of such limited partnership interests. Such effects may include:

dilution to existing holders of LP Units of earnings per unit and voting power;
adverse effects to the price of existing LP Units should a new class or series of limited partnership interests have rights that are superior to existing LP Units on such issues as distributions and liquidation; and
possible subordination to a new class or series of limited partnership interests in the event of a liquidation.

A copy of the full text of the Amendment and Restatement reflecting the Amendment is attached to this Proxy Statement as Exhibit A.

This summary of the Amendment is not intended to be a complete description of the Amendment and is qualified in its entirety by the actual text of the Amendment and Restatement to which reference is made.

REQUIRED VOTE

Approval of the Amendment will require the affirmative vote of a Two-Thirds Interest.

The Board of directors unanimously recommends that unitholders vote “FOR” the amendment proposal.

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PROPOSAL 3	Ratification of Independent Registered Public Accountants

The audit committee has appointed Deloitte as Buckeye’s independent registered public accountants for fiscal year 2018 and has reviewed the scope of, and overall plan for, the 2018 fiscal year audit. The audit committee recommends that Buckeye’s unitholders ratify the appointment of Deloitte. As in prior years, the audit committee, along with Buckeye’s management, reviewed Deloitte’s performance as part of our consideration of whether to appoint the firm as independent auditors for 2018. As part of this review, the audit committee considered the continued independence of Deloitte; Deloitte’s effectiveness of communications with the audit committee, management and Buckeye’s internal auditors; and the period of time that Deloitte has served as Buckeye’s independent auditors (Deloitte has served as Buckeye’s independent registered public accountants since 1985). The audit committee also evaluated the quality and depth of Deloitte and the audit team’s expertise and experience with respect to Buckeye’s business and organizational structure.

Pursuant to the five-year rotation requirement mandated by the Sarbanes-Oxley Act of 2002, Deloitte’s lead audit partner for the Partnership rotated for the 2016 calendar year audit. The current lead partner was selected after assessing a number of factors including, amongst others, the candidate’s independence, objectivity, broad-based business judgment, midstream industry and MLP experience and commitment to serving the Partnership.

Representatives of Deloitte will be available to answer appropriate questions at the Annual Meeting and are free to make statements during the meeting.

The Board of directors unanimously recommends that unitholders vote “FOR” the ratification of the appointment of deloitte as buckeye’s independent registered public accountants for fiscal year 2018.

PROPOSAL 4	Advisory Vote on Executive Compensation

We are asking unitholders to cast an advisory vote on the compensation of our named executive officers disclosed in the Executive Compensation section of this Proxy Statement.

We believe that Buckeye’s executive compensation programs effectively align the interests of our executive officers with those of our unitholders by tying a significant portion of their compensation to Buckeye’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to our long-term success.

We urge you to read the section of this proxy statement entitled “Compensation of Executive Officers and Directors” beginning on page 21, which discusses our compensation philosophy in detail and discloses a variety of information about our compensation programs. Our compensation committee and our general partner’s board of directors believes that the compensation disclosed effectively implements our philosophy.

This advisory vote on executive compensation gives our unitholders an opportunity to approve or disapprove, on an advisory basis, our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Buckeye Partners, L.P. (the “Partnership”), as disclosed pursuant to Item 402 of Regulation S-K in the Partnership’s proxy statement for its 2018 Annual Meeting of Limited Partners, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussions contained therein, is hereby APPROVED.”

Although this vote is non-binding, Buckeye values the opinions of unitholders and will give serious consideration to the outcome of the vote when making future compensation decisions.

The Board of directors unanimously recommends that unitholders vote “FOR,” in a non-binding vote, the resolution approving the compensation of buckeye’s named executive officers described above.

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Unitholder Proposals for 2019 Annual Meeting of Limited Partners

Any unitholder entitled to vote at our 2019 annual meeting of limited partners can nominate persons for election to the board of directors of our general partner at the annual meeting by complying with the procedures set forth in our partnership agreement. The ability of a person to serve on our general partner’s board of directors is limited by the NYSE listing requirements regarding the independence and experience of directors of our general partner’s board or committees thereof.

In order to nominate persons to our general partner’s board of directors at the 2019 annual meeting, written notice must be delivered to our general partner at One Greenway Plaza, Suite 600, Houston, Texas 77046 no later than the close of business on March 7, 2019, nor earlier than the close of business on February 5, 2019. The written notice must include: (1) as to each person whom the unitholder proposes to nominate for election or reelection as a director of our general partner, all information relating to such nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of our general partner if elected); and (2) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such unitholder and any beneficial owner; and (ii) the number of LP Units which are owned beneficially and of record by the unitholder and any beneficial owner; (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among the unitholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned LP Units) that has been entered into as of the date of the unitholder’s notice by the unitholder any and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of LP Unit price changes for, or increase or decrease the voting power of, such unitholder and any such beneficial owner, with respect to LP Units, (v) a representation that the unitholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (vi) a representation whether the unitholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Partnership’s LP Units required to elect the nominee and/or (b) otherwise to solicit proxies from unitholders in support of such nomination. Any proposed nominee could be required to furnish such other information as the Partnership may reasonably require to determine the eligibility of such proposed nominee to serve as a director.

Any limited partner who wishes to submit a proposal for inclusion in the proxy materials for our 2019 annual meeting must submit such proposal by the dates referred to above or it will be considered untimely. SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting. In no event are limited partners allowed to vote on matters that would cause the limited partners to be deemed to take part in the management and control of our business and affairs so as to jeopardize the limited partners’ limited liability under the Delaware limited partnership act or the law of any other state in which we are qualified to do business.

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Other Information

How to Vote

You may vote in person at the annual meeting, by telephone, by internet or by proxy. Even if you plan to attend the annual meeting, we encourage you to vote by following the telephone or internet voting instructions on the proxy card in advance of the annual meeting. Of course, you may also complete, sign and return your proxy card by mail in advance of the annual meeting.

IN PERSON

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your units are held in the name of a broker and you desire to vote them in person at the meeting, you must obtain from the brokerage firm a “Legal Proxy” representing your units and bring it to the meeting.

TELEPHONE

Please dial the toll-free telephone number set forth on the proxy card and follow the audio instructions. You will need the control number contained on your proxy card.

INTERNET

Go to the website set forth on the proxy card and follow the on-screen instructions. You will need the control number contained on your proxy card.

PROXY

If you have received these proxy materials via mail and wish to do so, please mail your completed, signed and dated proxy card in the enclosed postage-paid return envelope as soon as possible so that your units may be represented at the annual meeting.

Revoking Your Proxy or Changing Your Telephone or Internet Vote

You may revoke your proxy before it is voted at the annual meeting as follows:

by delivering, at the annual meeting, to the Secretary of the meeting, a new proxy with a later date;
by delivering, on or before the business day prior to the annual meeting, a notice of revocation or a new proxy with a later date to the Secretary of our general partner at the address set forth in the notice of the annual meeting;
by attending the annual meeting in person and voting, although your attendance at the annual meeting, without actually voting, will not by itself revoke a previously granted proxy; or
if you have instructed a broker to vote your units, you must follow the directions received from your broker to change those instructions.

You may change your telephone vote as often as you wish by following the procedures for telephone voting. The last known vote in the telephone voting system as of 11:59 p.m. EDT on June 4, 2018 will be counted.

You may change your internet vote as often as you wish by following the procedures for internet voting. The last known vote in the internet voting system as of 11:59 p.m. EDT on June 4, 2018 will be counted.

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Solicitation and Mailing of Proxies

We have used the Securities and Exchange Commission (“SEC”) rule allowing companies to furnish proxy materials to our unitholders over the internet. We believe this approach enables us to provide the materials to unitholders more quickly while also reducing the impact of our annual meeting on the environment and the costs associated with printing and mailing.

The expense of preparing, printing and mailing the Notice of Internet Availability and (where applicable) this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by representatives of our general partner in person or by telephone, electronic mail or facsimile transmission. These representatives will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. If undertaken, we expect the expenses of such solicitation by representatives of our general partner to be nominal. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our LP Units as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. We have retained Morrow Sodali LLC to aid in the solicitation of proxies. The fees of Morrow Sodali LLC are $12,000, plus reimbursement of its reasonable costs.

Only one Notice of Internet Availability and (if requested) 2017 Annual Report and proxy statement will be delivered to multiple unitholders sharing an address, if possible, unless we have received contrary instructions from one or more of the unitholders, although each unitholder will receive a separate proxy card and will be able to vote separately. Unitholders at a shared address to which a single copy of the proxy materials was delivered who would like to receive a separate or additional copy of the proxy materials (including with respect to those materials or other communications that may be delivered to unitholders in connection with future annual or special meetings of unitholders) should contact Morrow Sodali LLC at the contact information set forth below, and, upon receipt of such request, a separate copy of the proxy materials will be promptly provided. Unitholders who currently receive multiple copies of the proxy materials at their shared address and would like to request only one copy of any future materials or other communications should notify Morrow Sodali LLC of the same at the contact information set forth below. If you have questions about the annual meeting or need additional copies of this proxy statement or additional proxy cards, please contact our proxy solicitation agent as follows:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Email: BPL.info@morrowsodali.com

Phone (unitholders): (877) 787-9239

Phone (banks and brokerage firms): (203) 658-9400

Other Matters for 2018 Annual Meeting

We know of no matters to be acted upon at the annual meeting other than the proposals included in the accompanying notice and described in this proxy statement. If any other matter requiring a vote of unitholders arises, including a question of adjourning the annual meeting, the persons named as proxies in the proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of the Partnership. The proxy card confers discretionary authority to take action with respect to any additional matters that may come before the meeting or any adjournment thereof.

Attending the Annual Meeting

An admission ticket, which is required for entry into the meeting, is attached to the proxy card included with this proxy statement. If you plan to attend the meeting, please vote before the meeting by mailing in your proxy card, or voting by telephone or internet, but keep the admission ticket and bring it for admittance into the meeting. Any unitholder attending the meeting in person may bring one guest, but guests may not vote or otherwise participate in the meeting. We reserve the right to deny or revoke admission to any guest in our sole discretion.

If your LP Units are held in the name of a broker, nominee or other holder of record, you will need proof of ownership of LP Units to attend the meeting. A recent bank or brokerage account statement indicating your Buckeye holdings is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a unitholder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to Be Held on June 5, 2018

This proxy statement, a form of proxy and our 2017 Annual Report to unitholders are available at http://www.astproxyportal.com/ast/17265/.

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Where you can find more information about us

We file annual, quarterly and current reports and proxy statements with the SEC. Our SEC filings are available to the public over the internet at the SEC’s website at www.sec.gov. You may also read and copy any document that we file with the SEC at the SEC’s public reference room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549. You can call the SEC at 1-202-551-8090 for further information on the public reference room and its copy charges. We maintain a website at www.buckeye.com, where we make our SEC filings available.

You may request a copy of the board committee charters and Corporate Governance Guidelines of our general partner’s board of directors and our Code of Ethics for Directors, Executive Officers and Senior Financial Employees, Business Code of Conduct, 2017 Annual Report or SEC filings or directions to our annual meeting, in each case without charge, by calling, emailing or writing to us at the following address:

Investor Relations Department

Buckeye Partners, L.P.

One Greenway Plaza

Suite 600

Houston, Texas 77046

Toll-free phone: (800) 422-2825

irelations@buckeye.com

If you would like to request documents from us, please do so at least 10 business days before the date of the annual meeting in order to receive timely delivery of the documents before the annual meeting.

You should rely only on the information contained in this proxy statement to vote your LP Units at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

The information contained in this document is applicable as of the date indicated on the cover of this document unless the information specifically indicates that another date applies.

Helpful Resources

The following materials are available on our website at http://www.buckeye.com/InvestorCenter/CorporateGovernance. This link is provided for convenience only, and the content on the referenced website does not constitute a part of this proxy statement.

Corporate Governance Guidelines
Limited Partnership Agreement
Amendment Number 1 to Limited Partnership Agreement
Amendment Number 2 to Limited Partnership Agreement
Amendment Number 3 to Limited Partnership Agreement
Amendment Number 4 to Limited Partnership Agreement
Amendment Number 5 to Limited Partnership Agreement
Amendment Number 6 to Limited Partnership Agreement
Code of Ethics
Business Code of Conduct
Audit Committee Charter
Compensation Committee Charter
Health, Safety, Security and Environmental Committee Charter
Nominating and Corporate Governance Committee Charter

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EXHIBIT A

AMENDED AND RESTATED AGREEMENT

OF

LIMITED PARTNERSHIP

OF

BUCKEYE PARTNERS, L.P.

(As Amended and Restated on [●], 2018)

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.1	Continuation	10
Section 2.2	Name	10
Section 2.3	Principal Office; Registered Office	11
Section 2.4	Power of Attorney	11
Section 2.5	Term	12
Section 2.6	Organizational Certificate	12

ARTICLE III

PURPOSE
Section 3.1	Purpose	12

ARTICLE IV

CAPITAL CONTRIBUTIONS; PURCHASES PURSUANT
TO PURCHASE AGREEMENTS; ADDITIONAL ISSUANCES

Section 4.1	Conversion of the General Partner Interest	13
Section 4.2	Limited Partner Contributions	13
Section 4.3	Issuances of Additional LP Units and Other Securities	13
Section 4.4	No Preemptive Rights	14
Section 4.5	No Interest	14
Section 4.6	Loans from Partners	14
Section 4.7	No Withdrawal	14
Section 4.8	Establishment of Class C Units	14
Section 4.9	Transfers of Privately Placed Units	17

ARTICLE V

CAPITAL ACCOUNTS; DISTRIBUTIONS

Section 5.1	Capital Accounts	17
Section 5.2	Distributions in Respect of Partnership Interests	20

ARTICLE VI

INCOME TAX MATTERS

Section 6.1	Tax Allocations	21

i

ARTICLE XI

[RESERVED]

ARTICLE XII

AMENDED AND RESTATED AGREEMENT

OF

LIMITED PARTNERSHIP

OF

BUCKEYE PARTNERS, L.P.

THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of [●], 2018 (the “Effective Date”) (the “Agreement”), is entered into by and among Buckeye GP LLC, a Delaware limited liability company (together with any successor in its capacity as general partner of the Partnership, the “General Partner”), and the additional Persons that are or become Partners of the Partnership as provided herein.

BACKGROUND

On April 14, 2008, the General Partner amended and restated the Amended and Restated Agreement of Limited Partnership of the Partnership, effective as of January 1, 2007 (as amended and restated, the “2007 Agreement”).

On June 10, 2010, the Partnership, the General Partner, Grand Ohio, LLC, a Delaware limited liability company (“MergerCo”), Buckeye GP Holdings L.P., a Delaware limited partnership (“Holdco”), and MainLine Management LLC, a Delaware limited liability company (“Holdco GP”), entered into an Agreement and Plan of Merger, as the same may be amended, supplemented, restated or otherwise modified from time to time (the “Merger Agreement”), providing for, among other things, the merger of MergerCo with and into Holdco (the “Merger”), with Holdco surviving the Merger, and each Common Unit and Management Unit of Holdco being converted into 0.705 LP Units (as defined herein) (the “New LP Units”).

On November 16, 2010, the limited partners of the Partnership approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the issuance of the New LP Units and the entry into an Amended and Restated Agreement of Limited Partnership of the Partnership, effective November 19, 2010 (the “2010 Agreement”), which amended and restated the 2007 Agreement.

The 2010 Agreement amended the 2007 Agreement to reflect, among other things, the conversion of the GP Units (as defined in the 2007 Agreement) into the GP Interest (as defined herein) and the cancellation of the Incentive Compensation Agreement (as defined herein) and to set forth the rights, preferences and privileges of the LP Units and the GP Interest.

This Agreement amends the 2010 Agreement, to reflect, among other things, Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of January 18, 2011, Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of February 21, 2013, Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 1, 2013,

Amendment No. 4 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 29, 2014, Amendment No. 5 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 13, 2017 and Amendment No. 6 to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 2, 2018, and to remove the provisions of the 2010 Agreement that prevented the General Partner from causing the Partnership to issue any class or series of LP Units having preferences or other special or senior rights over the LP Units without the prior approval of a Two-Thirds Interest.

ARTICLE I

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Agreement:

“2007 Agreement” has the meaning specified in the Background.

“2010 Agreement” has the meaning specified in the Background.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question; provided, however, that, except as expressly provided herein to the contrary, Holdco GP and its controlling Affiliates shall be deemed to not be Affiliates of the General Partner. As used herein, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agent” has the meaning specified in Section 2.4.

“Agreed Value” of any Contributed Property means the fair market value of such property as of the time of contribution (or, in the case of cash, the amount thereof), as determined by the General Partner using such reasonable method of valuation as it may adopt.

“Agreement” means this amended and restated agreement of limited partnership, as amended or amended and restated from time to time.

“BGH GP Holdings” means BGH GP Holdings, LLC, a Delaware limited liability company, and the sole member of Holdco GP.

“Board of Directors” means the Board of Directors of the General Partner (or comparable governing body of any successor to the General Partner).

“Business Day” means any day other than a Saturday, a Sunday, or a legal holiday recognized as such by the Government of the United States or the State of New York.

“Capital Accounts” mean the capital accounts maintained with respect to Partnership Interests pursuant to Section 5.1(a).

“Capital Contribution” means any Contributed Property which a Partner contributes to the Partnership.

“Carrying Value” means (a) with respect to Contributed Property, the Agreed Value of such property reduced as of the time of determination (but not below zero) by (i) all depreciation, cost recovery and amortization deductions charged to the Capital Accounts pursuant to Section 5.1(a) with respect to such property and (ii) an appropriate amount to reflect any sales, retirements and other dispositions of assets included in such property, and (b) with respect to any other property, the adjusted basis of such property for federal income tax purposes as of the time of determination, in any case as may be adjusted from time to time pursuant to Section 5.1(e).

“Certificate” means a LP Certificate.

“Certificate of Limited Partnership” means the Amended and Restated Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as described in the first sentence of Section 2.6, as amended or restated from time to time.

“Change of Control” means, (a) any Person or ‘group’ (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) shall own and control, beneficially and of record, directly or indirectly, a number of LP Units that would entitle such person or group to vote LP Units representing, in the aggregate, more than 50% of the total number of outstanding LP Units that are entitled to vote and be counted for purposes of calculating the required votes and that are deemed to be outstanding for purposes of determining a quorum at any annual meeting or otherwise in the election of Public Directors of the General Partner; (b) individuals who, as of the date of issuance of the Class C Units, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a member of the Board of Directors subsequent to such date whose election, or nomination for election by the Board of Directors or committee thereof, was approved by a vote of at least a majority of the Directors then considered as though such individual was a member of the Incumbent Board.; (c) the Partnership shall cease to own and control, beneficially and of record, directly or indirectly, all of the outstanding member or other equity interests in the General Partner; or (d) any direct or indirect sale, lease, exchange, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Partnership and its subsidiaries, taken as a whole, to any other Person (other than a direct or indirect wholly owned subsidiary of the Partnership).

“Class C Unit” means a Partnership Interest issued pursuant to Section 4.3 and representing a limited partner’s interest in the Partnership having the rights and obligations specified with respect to the Class C Units in this Agreement.

“Class C Unit Distribution” means any distribution payable to each Class C Unit, determined in accordance with Section 5.2(a).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Consenting Transferee” means any Person that executes an addendum to the Unit Purchase Agreement pursuant to which such Consenting Transferee (i) acknowledges that the

Privately Placed Units are subject to potential allocations pursuant to the Partnership Agreement, as amended, with respect to achieving economic uniformity among the Privately Placed Units and the LP Units that are not Privately Placed Units, and (ii) agrees to abide by the transfer restrictions in Section 5.4 of the Unit Purchase Agreement.

“Conversion Date” means the date that is the earliest of (i) the second anniversary of the initial issuance of Class C Units pursuant to the Unit Purchase Agreement, (ii) the date on which the Partnership delivers notice to the holders of the Class C Units that the Class C Units have converted, (iii) the date on which a Change of Control occurs, (iv) the Business Day following any notice or press release from the Partnership of a cash distribution pursuant to Section 5.2(a) for any quarterly period in an amount less than $1.2625 per LP Unit and (v) the date on which the Partnership issues any class or series of LP Units having preferences or senior rights over the LP Units.

“Contributed Property” means any cash, property or other consideration (in such form as may be permitted under the Delaware Act) contributed to the Partnership.

“Contributing Partner” means any Partner contributing Contributed Property to the Partnership in exchange for Units (or any transferee of such Units).

“Conversion Date” means the date that is the earliest of (i) the second anniversary of the initial issuance of Class C Units pursuant to the Unit Purchase Agreement, (ii) the date on which the Partnership delivers notice to the holders of the Class C Units that the Class C Units have converted, (iii) the date on which a Change of Control occurs, (iv) the Business Day following any notice or press release from the Partnership of a cash distribution pursuant to Section 5.2(a) for any quarterly period in an amount less than $1.2625 per LP Unit and (v) the date on which the Partnership issues any class or series of LP Units having preferences or senior rights over the LP Units.

“CPUC” shall mean the California Public Utilities Commission.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and any successor to such Act.

“Designated Expenses” mean all costs and expenses (direct or indirect) incurred by the General Partner which are directly or indirectly related to the formation, capitalization, business or activities of the Partnership Group; provided, however, that Designated Expenses shall not include (a) any cost or expense for which the General Partner is not entitled to be reimbursed by reason of the proviso at the end of Section 7.12(b) or (b) severance costs not permitted to be reimbursed pursuant to the Management Agreements in connection with the withdrawal of the General Partner.

“Directors” shall mean the members of the Board of Directors.

“Effective Date” has the meaning set forth in the Preamble.

“Effective Time” has the meaning specified in the Merger Agreement.

“Eighty Percent Interest” means Limited Partners holding an aggregate of at least 80% of the outstanding LP Units, voting as a single class.

“ESOP” means the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust, as amended.

“ESOP Loan” means the loan to the ESOP due March 28, 2011 in the original principal amount of $44,133,600, and shall include any loans refinancing such loan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor to such statute.

“General Partner” has the meaning specified in the first paragraph.

“General Partner Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of the date hereof, as amended from time to time.

“GP Interest” means the management interest of the General Partner in the Partnership in its capacity as the general partner of the Partnership. The GP Interest does not have any rights to ownership or profit of the Partnership or any rights to receive any distributions from the operation or liquidation of the Partnership.

“Group Member” means a member of the Partnership Group.

“Holdco” has the meaning specified in the Background.

“Holdco GP” has the meaning specified in the Background.

“Holdco GP Directors” means (a) on and prior to the Regulatory Trigger Date, the two (or fewer) Directors designated by Holdco GP as “Holdco GP Directors” (such designation may be changed by Holdco GP in its sole discretion, through and including the Regulatory Trigger Date) and (b) after the Regulatory Trigger Date, the Directors appointed by Holdco GP pursuant to Section 16.1(b)(iv)(B) or Section 16.1(b)(iv)(C).

“Holdco Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Holdco, dated as of the date hereof and adopted pursuant to Section 2.1(c) of the Merger Agreement, as amended from time to time.

“Incentive Compensation Agreement” means the Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006 between the Partnership and the General Partner.

“Indemnitee” means the General Partner, any Affiliate of the General Partner, any Person who is or was a director, officer, manager, member, employee or agent of the General Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any such Affiliate as a director, officer, manager, member, partner, trustee, employee or agent of another Person (including any Person serving in such a role at Services Company).

“Issue Price” means the price at which a Unit is purchased from the Partnership. Each PIK Unit shall have an Issue Price determined in accordance with Section 4.8(d)(iv). Each LP Unit issued pursuant to the Registration Rights Agreement shall have an Issue Price equal to the amount of cash in lieu of which such LP Unit is issued.

“Limited Partner” means any limited partner of the Partnership, in its capacity as such.

“Liquidator” has the meaning specified in Section 14.3.

“LP Certificate” means a certificate issued by the Partnership, substantially in the form of Annex A to this Agreement (containing appropriate legends concerning transfer restrictions, securities laws and any other requirements), evidencing ownership of one or more LP Units.

“LP Unit” means a Partnership Interest issued pursuant to Sections 4.2 or 4.3 and representing a limited partner’s interest in the Partnership having the rights and obligations specified with respect to the LP Units in this Agreement; provided that a Class C Unit will not constitute an LP Unit until the Conversion Date.

“Majority Interest” means Limited Partners holding an aggregate of more than 50% of the outstanding LP Units, voting as a single class.

“Management Agreements” mean the amended and restated management agreements, dated as of August 9, 2006 pursuant to which the OLP GP manages the Operating Partnerships, in each case as amended or restated from time to time.

“MergerCo” has the meaning specified in the Background.

“Merger” has the meaning specified in the Background.

“Merger Agreement” has the meaning specified in the Background.

“National Securities Exchange” means an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act.

“New LP Units” has the meaning specified in the Background.

“Net Agreed Value” means (a) in the case of any Contributed Property, the Agreed Value of such Contributed Property reduced by any indebtedness either assumed by the Partnership upon contribution of such Contributed Property or to which such Contributed Property is subject when contributed, (b) in the case of any property distributed to a Partner pursuant to Sections 5.2, 14.3 or 14.4, the fair market value of such property at the time of such distribution reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution.

“Nominating and Corporate Governance Committee” means a committee of the Board of Directors composed entirely of three or more directors who meet the independence, qualification and experience requirements of the Exchange Act and the New York Stock Exchange.

“OLP GP” means MainLine L.P., in its capacity as the general partner of the Operating Partnerships and in its capacity as manager of the Operating Partnerships pursuant to the Management Agreements, and any successors to MainLine L.P. as such general partner and manager.

“Operating Partnership Agreements” mean the amended and restated agreements of limited partnership, dated as of August 9, 2006, governing the rights and obligations of the partners of the Operating Partnerships and certain related matters, as amended or restated from time to time.

“Operating Partnerships” means, collectively, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Holdings, L.P., Everglades Pipe Line Company, L.P. and Laurel Pipe Line Company, L.P., each a Delaware limited partnership, and each other current or future subsidiary of the Partnership which is managed by the General Partner or the OLP GP pursuant to its organizational documents or any other contractual arrangement with the General Partner or the OLP GP.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel of the General Partner or any of its Affiliates) acceptable to the General Partner.

“PPUC” means the Pennsylvania Public Utility Commission.

“Partner” means the General Partner or a Limited Partner.

“Partnership” means Buckeye Partners, L.P., a Delaware limited partnership.

“Partnership Group” means the Partnership, Holdco, the General Partner and any subsidiary of any such entity (including MainLine GP, Inc., OLP GP and the Operating Partnerships), treated as a single consolidated entity.

“Partnership Interest” means the GP Interest or a limited partner’s interest in the Partnership.

“Partnership Securities” has the meaning specified in Section 4.3.

“Percentage Interest” means, with respect to any Partner, the number of Units held by such Partner divided by the number of Units outstanding. The Percentage Interest of the General Partner and the Percentage Interest with respect to the GP Interest shall each at all times be zero.

“Per Unit Capital Amount” means, as of any date of determination, the Capital Account with respect to any class of Units, stated on a per Unit basis, underlying any Unit held by a Person.

“Person” means an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization, an association or any other entity.

“PIK Unit” means a Class C Unit that may be issued by the Partnership in lieu of cash distributions in respect of the Class C Units pursuant to Section 4.8(d).

“Privately Placed Unit” means a Class C Unit, a converted Class C Unit, PIK Unit or LP Unit that is issued pursuant to the Registration Rights Agreement.

“Public Directors” means all of the Directors as of the Regulatory Trigger Date (other than the Directors designated as Holdco GP Directors), the Directors elected by the Public Limited Partners pursuant to Section 16.1(b)(iv), and any Directors appointed by the Public Directors to fill vacancies among the Public Directors (including, without limitation, any vacancy caused by an increase in the number of Directors on the Board of Directors).

“Public Limited Partners” means (A) prior to the Regulatory Trigger Date, all Limited Partners other than BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates and (B) on and after the Regulatory Trigger Date, (i) for so long as Holdco GP has the right to designate one or more Holdco GP Directors, as described in Section 16.1(b)(iv), all Limited Partners other than BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates and (ii) after such time as Holdco GP ceases to have the right to designate one or more Holdco GP Directors, as described in Section 16.1(b)(iv), all Limited Partners.

“Recapture Income” means any gain recognized by the Partnership upon the disposition of any asset of the Partnership that is not a capital gain due to the recapture of certain deductions previously taken with respect to such asset.

“Record Date” means the date established by the General Partner for determining the identity of Limited Partners entitled (a) to notice of or to vote at any meeting of Limited Partners, to vote by ballot or approve Partnership action in writing without a meeting or to exercise rights in respect of any other lawful action of Limited Partners, or (b) to receive any report or distribution.

“Record Holder” or “Holder” of any Unit means the Person in whose name such Unit is registered in the Units Register.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or after March 2, 2018 among the Partnership and the Unit Purchasers.

“Regulatory Trigger Date” means the earlier of (a) obtaining the approval from the CPUC and PPUC of the right of the Public Limited Partners to elect members of the Board of Directors or (b) a determination by the Board of Directors, based on the advice of counsel, that the right of the Public Limited Partners to elect Public Directors does not require any such approval that has not been obtained.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor to such statute.

“Services Agreement” means the Services Agreement, dated as of December 15, 2004, between the Partnership, the Operating Partnerships, Wood River Pipe Lines LLC, Buckeye Terminals, LLC and Services Company, as amended or supplemented from time to time.

“Services Company” means Buckeye Pipe Line Services Company, a Pennsylvania corporation.

“Special Approval” means approval by a majority of the members of the Nominating and Corporate Governance Committee.

“Time of Delivery” means December 23, 1986.

“Trading Day” means a day on which the principal national securities exchange on which the LP Units are listed or admitted to trading is open for the transaction of business.

“Transfer Agent” means the bank, trust company or other Person appointed from time to time by the Partnership to act as successor transfer agent and registrar for any class of Units. The General Partner shall serve as Transfer Agent and registrar for the Class C Units unless the General Partner shall determine to cause the Partnership to appoint another Transfer Agent.

“Two-Thirds Interest” means Limited Partners holding an aggregate of at least two-thirds of the outstanding LP Units, voting as a single class.

“Unit” means an LP Unit or a Class C Unit. The term “Unit” does not include the GP Interest.

“Unit Price” of a Unit means, as of any date of determination, (a) if such Unit is one of a class of Units listed or admitted to trading on a National Securities Exchange, the average of the last reported sales prices per Unit regular way or, in case no such reported sale takes place on any such day, the average of the last reported bid and asked prices per Unit regular way, in either case on the principal National Securities Exchange on which such class of Units is listed or admitted to trading (or, if such class of Units is listed or admitted to trading on the New York Stock Exchange, on the New York Stock Exchange Composite Tape), for the five trading days immediately preceding the date of determination; or (b) if such Unit is not of a class of Units listed or admitted to trading on a National Securities Exchange, an amount equal to the fair market value of such Unit as of such date of determination, as determined by the General Partner using any reasonable method of valuation it may select.

“Unit Purchase Agreement” means the Unit Purchase Agreement, dated as of February 23, 2018, between the Partnership and the Unit Purchasers.

“Unit Purchasers” means the purchasers named in the Unit Purchase Agreement.

“Units Register” has the meaning specified in Section 10.2.

“Unrealized Gain” attributable to a Partnership property means, as of any date of determination, the excess, if any, of the fair market value of such property as of such date of determination over the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 5.1(e) as of such date).

“Unrealized Loss” attributable to a Partnership property means, as of any date of determination, the excess, if any, of the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 5.1(e) as of such date) over the fair market value of such property as of such date of determination.

“VWAP” per LP Unit on any Trading Day means the volume-weighted average trading price of the LP Units on the principal national securities exchange on which the LP Units are listed or admitted to trading on such Trading Day for the VWAP calculation period (as an example, a 10-day VWAP shall be calculated as the quotient of (a) total traded value (which shall be the sum of the products of (i) daily VWAP for each of the 10 days during the VWAP calculation period multiplied by (ii) daily volume for each of the 10 days) divided by (b) total volume across the 10-day VWAP calculation period, which, as of the date of the issuance of the Class C Units, is consistent with the methodology used to calculate the “Bloomberg VWAP” on Bloomberg page “BPL <equity> AQR” (or its equivalent successor if such page is not available)) in respect of the period from the scheduled open of trading until the scheduled close of trading of the VWAP calculation period (or, if such volume-weighted average price is unavailable, the closing price of one LP Unit on such Trading Day as reported on the website of the principal national securities exchange on which the LP Units are listed or admitted to trading may be used to calculate the VWAP with (x) the product of closing price times daily volume for each applicable day of the VWAP calculation period, summed across the VWAP calculation period, divided (y) total volume across the VWAP calculation period). If the VWAP cannot be calculated for the LP Units on a particular date on any of the foregoing bases, the VWAP of the LP Units on such date shall be the fair market value as determined in good faith by the General Partner in a commercially reasonable manner.

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.1           Continuation

The parties hereto, pursuant to the authority contained in Article XV of the 2007 Agreement, do hereby amend and restate the 2007 Agreement in its entirety, effective immediately following the Effective Time, to continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act.

Section 2.2           Name

The name of the Partnership shall be, and the business of the Partnership shall be conducted under the name of, “Buckeye Partners, L.P.”; provided, however, that (a) the Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, (b) the General Partner may change the name of the Partnership at any time and from time to time and (c) the name under which the Partnership conducts business shall include “Ltd.” or “Limited Partnership” (or similar words or letters) where necessary for purposes of maintaining the limited liability status of each Limited Partner or otherwise complying with the laws of any jurisdiction that so requires.

Section 2.3            Principal Office; Registered Office

(a)           The principal office of the Partnership shall be One Greenway Plaza, Suite 600, Houston, TX, or such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other places as the General Partner deems advisable.

(b)          The address of the Partnership’s registered office in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the name of the Partnership’s registered agent for service of process at such address shall be Corporation Service Company.

Section 2.4            Power of Attorney

(a)           Each Limited Partner hereby constitutes and appoints the General Partner or, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator, with full power of substitution, as such Limited Partner’s true and lawful agent and attorney-in-fact (“Agent”), with full power and authority in such Limited Partner’s name, place and stead to:

(i)          execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and any amendments or restatements thereof) which the Agent deems appropriate or necessary to form or qualify, or continue the existence or qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) under the laws of any state or jurisdiction; (B) all certificates, documents and other instruments which the Agent deems appropriate or necessary to reflect any amendments, changes or modifications of this Agreement in accordance with its terms; (C) all conveyances and other documents or instruments which the Agent deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, substitution, withdrawal or removal of any Partner pursuant to Articles XII, XIII or XIV and other events described in Articles XII, XIII or XIV; and (E) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and any amendments or restatements thereof) relating to the determination of the rights, preferences and privileges of any class or series of Units issued pursuant to Section 4.4; and

(ii)         execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates, documents and other instruments which the Agent deems appropriate or necessary in order to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder, is deemed to be made or given by the Partners hereunder, is consistent with the terms of this Agreement or is deemed by the Agent to be appropriate or necessary to effectuate the terms or intent of this Agreement or the purposes of the Partnership; provided, however, that, if any vote or approval of Limited Partners is specifically required for an action by any provision of this Agreement, the Agent may exercise the power of attorney made in this subsection (ii) to take such action only after such vote or approval is obtained.

(b)          The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner and the transfer of all or any portion of such Limited Partner’s Units and shall extend to such Limited Partner’s heirs, transferees, successors, assigns and personal representatives. Each Limited Partner hereby agrees to be bound by any representations made by the Agent acting in good faith pursuant to such power of attorney; and each Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Agent taken in good faith pursuant to such power of attorney. Each Limited Partner shall execute and deliver to the Agent, within 15 days after receipt of the Agent’s request therefor, such further designations, powers of attorney and other instruments as the Agent deems appropriate or necessary to effectuate the terms or intent of this Agreement or the purposes of the Partnership.

Section 2.5           Term

The Partnership shall continue in existence until the close of Partnership business on December 31, 2086 or until the earlier termination of the Partnership in accordance with the provisions of Article XIV.

Section 2.6           Organizational Certificate

The General Partner shall cause to be filed such certificates or documents as may be required for the formation, operation and qualification of a limited partnership in Delaware and any other state in which the Partnership may elect to do business. The General Partner shall thereafter file any necessary amendments to the Certificate of Limited Partnership and any such other certificates and documents and do all things requisite to the maintenance of the Partnership as a limited partnership (or as a partnership in which the Limited Partners have limited liability) under the laws of Delaware and any other state in which the Partnership may elect to do business. Subject to applicable law, the General Partner may omit from the Certificate of Limited Partnership and any such other certificates and documents, and from all amendments thereto, the names and addresses of the Limited Partners and information relating to the Capital Contributions and shares of profits and compensation of the Limited Partners, or state such information in the aggregate rather than with respect to each individual Limited Partner.

ARTICLE III

PURPOSE

Section 3.1           Purpose

The purpose and business of the Partnership shall be to engage in any lawful activity for which limited partnerships may be organized under the Delaware Act.

ARTICLE IV

CAPITAL CONTRIBUTIONS; PURCHASES PURSUANT
TO PURCHASE AGREEMENTS; ADDITIONAL ISSUANCES

Section 4.1            Conversion of the General Partner Interest

The GP Units (as defined in the 2007 Agreement) in the Partnership that existed immediately prior to the date hereof are, effective immediately following the Effective Time, hereby converted into a non-economic GP Interest in the Partnership. From the date hereof, the GP Interest shall only represent a non-economic management interest of the General Partner in the Partnership. Buckeye GP LLC hereby continues as general partner of the Partnership and the Partnership is continued without dissolution. Effective immediately following the Effective Time, the Incentive Compensation Agreement is hereby terminated and the Partnership Interest evidenced by the Incentive Compensation Agreement is hereby cancelled.

Section 4.2            Limited Partner Contributions

At and as of the Time of Delivery, each underwriting firm which entered into an underwriting agreement with the Partnership contributed to the Partnership, in exchange for the number of LP Units specified therein an amount in cash equal to the Issue Price for such LP Units (as specified in such underwriting agreement) multiplied by the number of LP Units being so purchased.

Section 4.3            Issuances of Additional LP Units and Other Securities

(a)           The General Partner is hereby authorized to cause the Partnership to issue additional LP Units, or classes or series thereof, or options, rights, warrants or appreciation rights relating thereto or any other type of equity security that the Partnership may lawfully issue, any secured or unsecured debt obligations of the Partnership, or debt obligations of the Partnership convertible into any class or series of equity securities of the Partnership (collectively, “Partnership Securities”), for any Partnership purpose, at any time or from time to time, to Partners or to other Persons (including, without limitation, to employee benefit plans sponsored by the Group Members or Services Company), for such consideration and on such terms and conditions, and entitling the holders thereof to such relative rights and powers, as shall be established by the General Partner, all without the approval of any Limited Partners, except as provided in Section 17.1.

(b)           Without limiting the generality of the foregoing (but subject to the provisions of Section 17.1), the additional Partnership Securities to be issued by the Partnership under this Section 4.3 may contain provisions with respect to (i) the allocation of items of Partnership income, gain, loss, deduction and credit; (ii) the right to share in Partnership distributions; (iii) rights upon dissolution and liquidation of the Partnership; (iv) whether any such issue of Partnership Securities may be acquired by the Partnership, by purchase, redemption or otherwise, and if so, the price at which, and the terms and conditions upon which, such Partnership Securities may be purchased, redeemed or otherwise acquired by the Partnership; (v) the conversion rights applicable to any such issue of Partnership Securities, and if so, the rate at which, and the terms and conditions upon which, such Partnership Securities may be converted into any other class or series of Partnership Securities; (vi) the terms and conditions upon which any such Partnership Securities will be issued, assigned, or transferred; and (vii) the right, if any, of the holders of any such issue of Partnership Securities to vote on Partnership matters.

(c)          The General Partner is hereby authorized and directed to do all acts which it deems appropriate or necessary in connection with each issuance of Units or other securities by the Partnership and to amend this Agreement in any manner which it deems appropriate or necessary to provide for each such issuance, to admit additional limited partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other securities being so issued, all without the approval of any Limited Partners, except as provided in Section 17.1.

Section 4.4           No Preemptive Rights

No Partner shall have any preemptive right with respect to the issuance or sale of Units or other securities that may be issued by the Partnership.

Section 4.5           No Interest

No interest shall be paid by the Partnership on Capital Contributions.

Section 4.6           Loans from Partners

Loans or other advances by a Partner to or for the account of the Partnership shall not be considered Capital Contributions.

Section 4.7           No Withdrawal

No Partner shall be entitled to withdraw any part of its Capital Contributions or its Capital Account or to receive any distributions from the Partnership except as provided in this Agreement.

Section 4.8           Establishment of Class C Units

(a)           The General Partner hereby designates and creates a series of Limited Partner Units to be designated as “Class C Units” and consisting, as of the date hereof, of a total of 6,220,658 Class C Units, having the terms and conditions set forth herein.

(b)           The holders of the Class C Units shall have rights upon dissolution and liquidation of the Partnership, including the right to share in any liquidating distributions pursuant to Section 14.3, in accordance with Article XIV of the Partnership Agreement.

(c)           Conversion of Class C Units

(i)          Immediately before the close of business on the Conversion Date, the Class C Units shall automatically convert into LP Units on a one-for-one basis.

(ii)         Upon conversion, the rights of a holder of converted Class C Units as holder of Class C Units shall cease with respect to such converted Class C Units, including any rights under this Agreement with respect to holders of Class C Units, and such Person shall continue to be a Limited Partner and have the rights of a holder of LP Units under this Agreement. All Class C Units shall, upon the Conversion Date, be deemed to be transferred to, and cancelled by, the Partnership in exchange for the LP Units into which the Class C Units converted.

(iii)        The Partnership shall pay any documentary, stamp or similar issue or transfer taxes or duties relating to the issuance or delivery of LP Units upon conversion of the Class C Units. However, the holder shall pay any tax or duty which may be payable relating to any transfer involving the issuance or delivery of LP Units in a name other than the holder’s name. The Transfer Agent may refuse to deliver the LP Units being issued in a name other than the holder’s name until the Transfer Agent receives a sum sufficient to pay any tax or duties which will be due because the shares are to be issued in a name other than the holder’s name. Nothing herein shall preclude any tax withholding required by law or regulation.

(iv)        (A) The Partnership shall keep free from preemptive rights a sufficient number of LP Units to permit the conversion of all outstanding Class C Units into LP Units to the extent provided in, and in accordance with, this Section 4.8(c).

(B)        All LP Units delivered upon conversion of the Class C Units shall be newly issued, shall be duly authorized and validly issued, and shall be free from preemptive rights and free of any lien or adverse claim.

(C)        The Partnership shall comply with all applicable securities laws regulating the offer and delivery of any LP Units upon conversion of Class C Units and, if the LP Units are then listed or quoted on the New York Stock Exchange, or any other National Securities Exchange or other market, shall list or cause to have quoted and keep listed and quoted the LP Units issuable upon conversion of the Class C Units to the extent permitted or required by the rules of such exchange or market.

(D)        Notwithstanding anything herein to the contrary, nothing herein shall give to any holder of Class C Units any rights as a creditor in respect of its right to conversion.

(E)         Notwithstanding anything herein to the contrary, a Person holding an LP Unit that has resulted from the conversion of a Class C Unit pursuant to this Section 4.8(j) shall not be permitted to transfer such LP Unit to a Person that is not a Consenting Transferee until such time as the General Partner determines, based on advice of counsel, that each such LP Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of the LP Units that are not Privately Placed Units, in each case, in the hands of an unrelated transferee. In connection with the condition imposed by this Section 4.8(j)(iv)(E), the General Partner may take whatever steps are required to provide economic uniformity to such LP Units in preparation for a transfer of such LP Units, including the application of Section 5.1(c)(iii).

(d)        Distributions

(i)           Each Class C Unit and PIK Unit shall have the right to share in distributions pursuant to Section 5.2(a) on a pro rata basis with the other Units. All or any portion of each distribution payable in respect of the Class C Units (the “Class C Unit Distribution”) may, at the election of the Partnership, be paid in Class C Units (any amount of such Class C Unit Distribution so paid in PIK Units, the “PIK Distribution Amount”). The number of PIK Units to be issued in connection with a PIK Distribution Amount shall be the quotient of (A) the PIK Distribution Amount divided by (B) the VWAP of the Partnership’s LP Units for the ten (10) Trading Days immediately preceding the date the Class C Unit Distribution is declared less a discount of 12.5%; provided that instead of issuing any fractional PIK Units, the Partnership shall round the number of PIK Units issued down to the next lower whole PIK Unit and pay cash in lieu of such fractional units, or at the Partnership’s option, the Partnership may round the number of PIK Units issued up to the next higher whole PIK Unit.

(ii)          Notwithstanding anything in this Section 4.8(d) to the contrary, with respect to Class C Units that are converted into LP Units, the holder thereof shall not be entitled to a Class C Unit Distribution and an LP Unit distribution with respect to the same period, but shall be entitled only to the distribution to be paid based upon the class of Units held as of the close of business on the applicable Record Date.

(iii)         When any PIK Units are payable to a holder of Class C Units pursuant to this Section 4.8, the Partnership shall issue the PIK Units to such holder no later than the date the corresponding distributions are made pursuant to Section 5.2(a) (the date of issuance of such PIK Units, the “PIK Payment Date”).

(iv)         For purposes of maintaining Capital Accounts, if the Partnership distributes one or more PIK Units to a holder of Class C Units, (i) the Partnership shall be treated as distributing cash to such holder of Class C Units equal to the PIK Distribution Amount, and (ii) the holder of Class C Units shall be deemed to have recontributed to the Partnership in exchange for such newly issued PIK Units an amount of cash equal to the PIK Distribution Amount less the amount of any cash distributed by the Partnership in lieu of fractional PIK Units.

(e)           The Class C Units will have such voting rights pursuant to the Agreement as such Class C Units would have if they were LP Units that were then outstanding and shall vote together with the LP Units as a single class, except that the Class C Units shall be entitled to vote on any matter on which

Unitholders are entitled to vote that adversely affects the rights or preferences of the Class C Units in relation to other classes of Partnership Interests in any material respect or as required by law. The approval of a majority of the Class C Units shall be required to approve any matter for which the holders of the Class C Units are entitled to vote as a separate class.

(f)           The Class C Units may be issued in certificated or book-entry form.

Section 4.9           Transfers of Privately Placed Units

The transfers of a Privately Placed Unit shall be subject to Section 5.1(c)(iii) and 5.1(d)(iii).

ARTICLE V

CAPITAL ACCOUNTS; DISTRIBUTIONS

Section 5.1           Capital Accounts

(a)          The Partnership shall maintain for each Partner a separate Capital Account with respect to its Partnership Interests in accordance with the regulations issued pursuant to Section 704 of the Code. The Capital Account of any Partner shall be increased by (i) the Net Agreed Value of all Capital Contributions made by such Partner in exchange for its Partnership Interest and (ii) all items of income and gain computed in accordance with Section 5.1(b) and allocated to such Partner pursuant to Section 5.1(c) and reduced by (iii) the Net Agreed Value of all distributions of cash or property (other than PIK Units) made to such Partner with respect to its Partnership Interest and (iv) all items of deduction and loss computed in accordance with Section 5.1(b) and allocated to such Partner pursuant to Section 5.1(c). The initial Capital Account balance in respect of each Privately Placed Unit shall be the Issue Price for such Unit.

(b)          For purposes of computing the amount of each item of income, gain, loss or deduction to be reflected in the Capital Accounts, the determination, recognition and classification of such item shall be the same as its determination, recognition and classification for federal income tax purposes, provided that:

(i)             Any deductions for depreciation, cost recovery or amortization attributable to any Partnership property shall be determined as if the adjusted basis of such property was equal to the Carrying Value of such property. Upon an adjustment to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization pursuant to Sections 5.1(e) or 7.8, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined as if the adjusted basis of such property was equal to the Carrying Value of such property immediately following such adjustment.

(ii)            If the Partnership’s adjusted basis in property subject to depreciation, cost recovery or amortization is reduced for federal income tax purposes pursuant to Section 48(q)(1) of the Code, the amount of such reduction shall be deemed to be an additional item of deduction in the year such property is placed in service. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall be deemed to be an additional item of income in the year of restoration.

(iii)        Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to the Carrying Value of such property as of such date.

(iv)        All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code shall be treated as items of deduction.

(v)        The computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includible in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

(c)           (i)         After giving effect to the special allocations set forth in Section 5.1(c)(ii)-(iv) for purposes of maintaining the Capital Accounts, each item of income, gain, loss and deduction (computed in accordance with Section 5.1(b)) shall be allocated to the Partners in accordance with their respective Percentage Interests.

(ii)         If any Partner unexpectedly receives any adjustment allocation or distribution described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate a deficit in its Capital Account created by such adjustment, allocation or distribution as quickly as possible.

(iii)        (A)       To preserve uniformity of LP Units trading on a National Securities Exchange that have been transferred pursuant to an underwritten offering to the public or otherwise transferred in an open market transaction in which the purchaser is not specifically identifiable, the General Partner may make special allocations of income or deduction pursuant to Section 6.1(c) that do not have a material adverse effect on the Limited Partners and are consistent with the principles of Section 704 of the Code.

(B)          [Reserved]

(C)          With respect to an event triggering an adjustment to the Carrying Value of Partnership property pursuant to Section 5.1(e) during any taxable period of the Partnership ending upon, or after, the issuance of Privately Placed Units, any Unrealized Gains and Unrealized Losses shall be allocated among the Partners in a manner that to the nearest extent possible results in the Capital Accounts maintained with respect to the Privately Placed Units on a per unit basis equaling the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit.

(D)        With respect to any taxable period of the Partnership ending upon, or after, the transfer of a Privately Placed Unit, Partnership items of income or gain for such taxable period shall be allocated 100% to the Partner transferring such Privately Placed Unit in a manner that to the nearest extent possible results in the Capital Account maintained with respect to such Privately Placed Unit on a per unit basis equaling the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit; provided, that, this Section 5.2(c)(iii)(D) shall not apply to a transfer to a Consenting Transferee.

(iv)         If there is a net decrease in Partnership minimum gain, within the meaning of Treasury Regulation Section 1.704-1(b) (4) (iv), during a Partnership taxable year, all Partners with deficit balances in their Capital Accounts, computed as described in Treasury Regulation Section 1.704-1(b)(4)(iv)(c) at the end of such year, will be allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in the amounts and in the proportions needed to eliminate such deficits as quickly as possible, before any other allocations are made under Section 704(b) of the Code.

(v)          (A)        In the event the Carrying Value of Partnership property is adjusted pursuant to Section 5.1(e), this Section 5.1(c)(v) is intended to cause the respective Capital Accounts of the Partners to return to, over time, the relative proportionality of the Capital Account balances of the Partners if the prior adjustment to the Carrying Value of Partnership property had not occurred. To effectuate the intent of this Section 5.1(c)(v)(A), the General Partner may allocate that portion of the deductions, cost recovery or amortization attributable to an adjustment to the Carrying Value of a Partnership property pursuant to Section 5.1(e) in the same manner that the Unrealized Gain or Unrealized Loss attributable to such property is allocated pursuant to Section 5.1(e).

(B)        In making the allocations required under this Section 5.1(c)(v), including the allocations that may result from the sale or other taxable disposition of any Partnership property that has been subject to an adjustment to the Carrying Value of such Partnership property, the General Partner may apply whatever conventions or other methodology it determines will satisfy the purpose of this Section 5.1(c)(v).

(d)          (i)           Except as ot provided in this Section 5.1(d), a transferee of Units shall, upon becoming a Limited Partner, succeed to the portion of the transferor’s Capital Account maintained with respect to the Units transferred.

(ii)          If a transfer of Units causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of the Units) pursuant to Sections 14.4 and 14.5 and recontributed by such Partners and transferees in reconstitution of the Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with this Article V.

(iii)        Immediately prior to the transfer of a Privately Placed Unit by a holder thereof (other than a transfer to an Affiliate unless the General Partner elects to have this subparagraph 5.1(d)(iii) apply), the aggregate Capital Account maintained for such Person with respect to its Privately Placed Units will (A) first, be allocated to the Privately Placed Units to be transferred in an amount equal to the product of (x) the number of such Privately Placed Units to be transferred and (y) the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit, and (B) second, any remaining positive balance in such Capital Account will be retained by the transferor, regardless of whether it has retained any Privately Placed Units and if the remaining balance would be negative, items of Partnership income and gain shall be specially allocated to such transferor Partner in an amount and manner sufficient to eliminate the deficit in its Capital Account as quickly as possible. Following any such allocation, the transferor’s Capital Account, if any, maintained with respect to the retained Privately Placed Units, if any, will have a balance equal to the amount allocated under clause (B) hereinabove, and the transferee’s Capital Account established with respect to the transferred Privately Placed Units will have a balance equal to the amount allocated under clause (A) hereinabove

(e)          If any additional Units (or other Partnership Interests) are to be issued pursuant to Section 4.3 for cash or Contributed Property, as the consideration for the provision of services, or if any Partnership property is to be distributed (other than a distribution of cash that is not a redemption or retirement of a Partnership Interest), the Capital Accounts of the Partners (and the Carrying Values of all Partnership properties) shall, immediately prior to such issuance or distribution, be adjusted (consistent with the provisions hereof and of Section 704(b) of the Code) upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to all Partnership properties (as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such properties immediately prior to such issuance or on the date of such conversion). In determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership properties, as of any date of determination, shall be determined by the General Partner using such method of valuation as it may adopt. In making its determination of the fair market values of individual properties, the General Partner may determine that it is appropriate to first determine an aggregate value for the Partnership, based on the current trading price of the LP Units or any Issue Price (without reduction for any underwriting discount or similar fees) of concurrent Units and taking fully into account the fair market value of the Partnership Interests of all Partners at such time, and then allocate such aggregate value among the individual properties of the Partnership (in such manner as it determines appropriate).

Section 5.2           Distributions in Respect of Partnership Interests

(a)          From time to time, not less often than quarterly, the General Partner shall review the Partnership’s accounts to determine whether distributions are appropriate. The General Partner may make such cash distributions as it may determine, without being limited to current or accumulated income or gains, from any Partnership funds, including, without limitation, Partnership revenues, Capital Contributions or borrowed funds. The General Partner may also distribute to the Partners other Partnership property, additional Units or other securities of the Partnership or other entities.

All distributions in respect of Units shall be made concurrently to all Record Holders on the Record Date set for purposes of such distribution and shall be prorated in accordance with such Record Holders’ respective Percentage Interests as of such Record Date.

(b)            Amounts paid pursuant to Section 7.4, any Management Agreement or any Operating Partnership Agreement shall not be deemed to be distributions with respect to a Partnership Interest for purposes of this Agreement.

(c)            For the avoidance of doubt, upon any pro rata distribution of Partnership Securities to all Record Holders of LP Units or any subdivision or combination (or reclassified into a greater or smaller number) of LP Units, the Partnership will proportionately adjust the number of Class C Units as follows: (a) if the Partnership issues Partnership Securities as a distribution on its LP Units or subdivides the LP Units (or reclassifies them into a greater number of LP Units) then the Class C Units shall be subdivided into a number of Class C Units equal to the result of multiplying the number of Class C Units by a fraction, (A) the numerator of which shall be the sum of the number of LP Units outstanding immediately prior to such distribution or subdivision plus the total number of Partnership Securities constituting such distribution or newly created by such subdivision; and (B) the denominator of which shall be the number of LP Units outstanding immediately prior to such distribution or subdivision; and (b) if the Partnership combines the LP Units (or reclassifies them into a smaller number of LP Units) then the Class C Units shall be combined into a number of Class C Units equal to the result of multiplying the number of Class C Units by a fraction, (A) the numerator of which shall be the sum of the number of LP Units outstanding immediately following such combination; and (B) the denominator of which shall be the number of LP Units outstanding immediately prior to such combination.

ARTICLE VI

INCOME TAX MATTERS

Section 6.1             Tax Allocations

(a)            Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss, deduction and credit of the Partnership shall be allocated among the Partners in the manner in which the correlative item of “book” income, gain, loss or deduction is computed in accordance with Section 5.1(b) and allocated pursuant to Section 5.1(c), except that the General Partner shall have the authority to make such other allocations as are necessary and appropriate to comply with Section 704 of the Code and the regulations issued pursuant thereto.

(b)            Gain resulting from the sale or other taxable disposition of Partnership assets and allocated to (or recognized by) a Partner (or its successor in interest) for federal income tax purposes shall be deemed to be Recapture Income to the extent such Partner has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income.

(c)           To preserve uniformity of LP Units, the General Partner may (i) adopt such conventions as it deems appropriate or necessary in determining the amount of depreciation and cost recovery deductions; (ii) make special allocations of income or deduction and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of regulations under Section 704(c) of the Code or (y) otherwise to preserve the uniformity of Units issued or sold from time to time. The General Partner may adopt such conventions and make such allocations and amendments only if they would not have a material adverse effect on the Limited Partners and are consistent with the principles of Section 704 of the Code.

(d)           Items of Partnership income, gain, loss, deduction and credit shall, for federal income tax purposes, be determined on a monthly basis (or other basis, as required or permitted by Section 706 of the Code) and shall be allocated to the Persons who are Record Holders of Units as of the close of business on the first day of such month; provided, however, that gain or loss on a sale or other disposition of all or a substantial portion of the assets of the Partnership shall be allocated to the Persons who are Record Holders of Units as of the close of business on the date of sale.

(e)           Pursuant to Section 704(c) of the Code, items of income, gain, loss, deduction and credit attributable to Contributed Property shall be allocated in such a manner as to take into account the variation between the basis of such property to the Partnership and its Carrying Value.

Section 6.2            Preparation of Tax Returns

The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, losses, deductions, credits and other items necessary for federal and state income tax purposes and shall use all reasonable efforts to furnish to the Limited Partners within 90 days after the close of the taxable year the tax information reasonably required for federal and state income tax reporting purposes. The classification, realization and recognition of income, gains, losses, deductions, credits and other items shall be on the accrual method of accounting for federal income tax purposes, unless the General Partner shall determine otherwise.

Section 6.3            Tax Elections

Except as otherwise provided herein, the General Partner shall determine whether to make any available election. The General Partner shall elect under Section 754 of the Code to cause the basis of Partnership property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code, but the General Partner may seek to revoke this election if the General Partner determines that such revocation is in the best interests of the Limited Partners.

Section 6.4            Tax Controversies

(a)           Subject to the provisions hereof, the Board of Directors shall designate one officer of the Partnership who is a Partner or the General Partner (or its designee) as the Tax Matters Partner (as defined in Section 6231(a)(7) of the Code as in effect prior to the enactment of the Bipartisan Budget Act of 2015), and the Partnership Representative (as defined in Section 6223 of the Code following the enactment of the Bipartisan Budget Act of 2015 or under any applicable state or local law providing for an analogous capacity). The Tax Matters Partner or Partnership Representative, as applicable, is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. In its capacity as Partnership Representative, the Partnership Representative shall exercise any and all authority of the Partnership Representative, including, without limitation, (i) binding the Partnership and its Partners with respect to tax matters and (ii) determining whether to make any available election under Section 6226 of the Code or an analogous election under state or local law, which election permits the Partnership to pass any partnership adjustment through to the Persons who were Partners of the Partnership in the year to which the adjustment relates and irrespective of whether such Persons are Partners of the Partnership at the time such election is made. Each Partner agrees to cooperate with the Tax Matters Partner or the Partnership Representative, as applicable, and to do or refrain from doing any or all things reasonably required by the Tax Matters Partner or the Partnership Representative, as applicable, in their capacity, as such. For Partners that are not tax-exempt entities (as defined in Section 168(h)(2) of the Code) and subject to the Partnership Representative’s discretion to seek modifications of an imputed underpayment, this cooperation includes (i) filing amended federal, state or local tax returns, paying any additional tax (including interest, penalties and other additions to tax), and providing the Partnership Representative with an affidavit swearing to those facts (all within the requisite time periods), and (ii) providing any other information requested by the Partnership Representative in order to seek modifications of an imputed underpayment. For Partners that are tax-exempt entities (as defined in Section 168(h)(2) of the Code) and subject to the Partnership Representative’s discretion to seek modifications of an imputed underpayment, this cooperation includes providing the Partnership Representative with information necessary to establish the Partner’s tax-exempt status. This agreement to cooperate applies irrespective of whether such Persons are Partners of the Partnership at the time of the requested cooperation.

(b)            Each Partner agrees that notice of or updates regarding tax controversies shall be deemed conclusively to have been given or made by the Tax Matters Partner or the Partnership Representative, as applicable, if the Partnership has either (i) filed the information for which notice is required with the Commission via its Electronic Data Gathering, Analysis and Retrieval system and such information is publicly available on such system or (ii) made the information for which notice is required available on any publicly available website maintained by the Partnership, whether or not such Partner remains a Partner in the Partnership at the time such information is made publicly available. Notwithstanding anything herein to the contrary, nothing in this provision shall obligate the Partnership Representative to provide notice to the Partners other than as required by the Code.

(c)            The General Partner may amend the provisions of this Agreement as it determines appropriate to satisfy any requirements, conditions, or guidelines set forth in any amendment to the provisions of Subchapter C of Chapter 63 of Subtitle F of the Code, any analogous provisions of the laws of any state or locality, or the promulgation of regulations or publication of other administrative guidance thereunder.

Section 6.5             Withholding and Other Tax Payments by the Partnership

(a)            The General Partner may treat taxes paid by the Partnership on behalf of all or less than all of the Partners as a distribution of cash to such Partners, as a general expense of the Partnership, or as indemnifiable payments made by the Partnership on behalf of the Partners or former Partners (as provided in Section 9.4(c)), as determined appropriate under the circumstances by the General Partner.

(b)            Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership and other Group Members to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income or from a distribution to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the General Partner may treat the amount withheld as a distribution of cash pursuant to Section 5.2 or Section 14.3 in the amount of such withholding from such Partner.

(c)            If the Partnership pays an imputed underpayment under Section 6225 of the Code and/or any analogous provision of the laws of any state or locality, the General Partner may require that some or all of the Partners of the Partnership in the year to which the underpayment relates indemnify the Partnership for their allocable share of that underpayment (including interest, penalties and other additions to tax). This indemnification obligation shall not apply to a Partner to the extent that (i) the Partnership received a modification of the imputed underpayment under Section 6225(c)(2) of the Code (or any analogous provision of state or local law) due to the Partner’s filing of amended tax returns and payment of any resulting tax (including interest, penalties and other additions to tax), (ii) the Partner is a tax-exempt entity (as defined in Section 168(h)(2) of the Code) and either the Partnership received a modification of the imputed underpayment under Section 6225(c)(3) of the Code (or any analogous provision of state or local law) because of such Partner’s status as a tax-exempt entity or the Partnership did not make a good faith effort to obtain a modification of the imputed underpayment due to such Partner’s status as a tax-exempt entity, or (iii) the Partnership received a modification of the imputed underpayment under Section 6225(c)(4)-(6) of the Code (or any analogous provision of state or local law) as a result of other information that was either provided by the Partner or otherwise available to the Partnership with respect to the Partner. This indemnification obligation imposed on Partners, including former Partners, applies irrespective of whether such Persons are Partners of the Partnership at the time the Partnership pays the imputed underpayment.

ARTICLE VII

MANAGEMENT AND OPERATION OF BUSINESS; INDEMNIFICATION

Section 7.1             Powers of General Partner

Except as otherwise expressly provided in this Agreement, all powers to control and manage the business and affairs of the Partnership shall be exclusively vested in the General

Partner, and no Limited Partner shall have any power to control or manage the business and affairs of the Partnership.

In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provisions of this Agreement, the General Partner is hereby authorized and empowered, in the name of and on behalf of the Partnership, to do and perform any and all acts and things which it deems appropriate or necessary in the conduct of the business and affairs of the Partnership, including, without limitation, the following:

(a)            to lend or borrow money, to assume, guarantee or otherwise become liable for indebtedness and other liabilities and to issue evidences of indebtedness;

(b)            to buy, lease (as lessor or lessee), sell, mortgage, encumber or otherwise acquire or dispose of any or all of the assets of the Partnership;

(c)            to own, use and invest the assets of the Partnership;

(d)            to purchase or sell products, services and supplies;

(e)            to make tax, regulatory and other filings, and to render periodic and other reports, to governmental agencies or bodies having jurisdiction over the assets or business of the Partnership;

(f)             to open, maintain and close bank accounts and to draw checks and other orders for the payment of money;

(g)            to negotiate, execute and perform any contracts, conveyances or other instruments;

(h)            to distribute Partnership cash;

(i)             to utilize the services of officers and employees of the General Partner or of any other Persons and to select and dismiss employees (if any) and outside attorneys, accountants, consultants and contractors;

(j)             to maintain insurance for the benefit of the Partnership, the Partners and the Indemnitees;

(k)            to form, participate in or contribute or loan cash or property to limited or general partnerships, joint ventures, limited liability companies, corporations or similar arrangements;

(l)            to expand the business activities in which the Partnership is engaged or engage in new business activities by acquisition or internal development;

(m)           to conduct litigation and incur legal expenses and otherwise deal with or settle claims or disputes;

(n)            to purchase, sell or otherwise acquire or dispose of Units; and

(o)            to take any action in connection with the Partnership’s ownership and operation of any Group Member (including Holdco);

in each case at such times and upon such terms and conditions as the General Partner deems appropriate or necessary, and subject to any express restrictions contained elsewhere in this Agreement.

Section 7.2             Duties of General Partner

The General Partner shall manage the business and affairs of the Partnership in the manner the General Partner deems appropriate or necessary. Without limiting the generality of the foregoing, the General Partner’s duties shall include the following:

(a)            to take possession of the assets of the Partnership;

(b)            to staff and operate the business of the Partnership with the officers and employees of the General Partner or of other Persons;

(c)            to render or cause to be rendered engineering, environmental and other technical services and perform or cause to be performed financial, accounting, logistical and other administrative functions for the Partnership;

(d)            to render such reports and make such periodic and other filings as may be required under applicable federal, state and local laws, rules and regulations;

(e)            to provide or cause to be provided purchasing, procurement, repair and other services for the Partnership; and

(f)            to conduct the business of the Partnership in accordance with this Agreement and all applicable laws, rules and regulations;

in each case in such a manner as the General Partner deems appropriate or necessary.

Section 7.3             Reliance by Third Parties

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially.

Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General

Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

Section 7.4            Compensation and Reimbursement of the General Partner

(a)           Except as provided in this Section 7.4 or elsewhere in this Agreement or any other agreement contemplated or permitted hereby or thereby, the General Partner shall not be compensated for its services as General Partner to the Partnership.

(b)           The General Partner shall be promptly reimbursed for all Designated Expenses, in addition to any reimbursement as a result of indemnification in accordance with Section 7.12. The General Partner shall determine such Designated Expenses in any reasonable manner determined by it.

(c)           The General Partner may propose and adopt, without the approval of the Limited Partners, fringe benefit plans, including, without limitation, plans comparable to those that covered employees employed by the predecessors to the Operating Partnerships and plans involving the issuance of Units, for the benefit of employees of the Partnership Group and Services Company in respect of services performed, or obligated to be performed, directly or indirectly, for the benefit of the Partnership Group.

Section 7.5            Purchase or Sale of LP Units and Other Partnership Securities

The General Partner may, on behalf of the Partnership, purchase or otherwise acquire or sell or otherwise dispose of LP Units and other Partnership Securities. As long as LP Units are held by any member of the Partnership Group, such LP Units or other Partnership Securities shall not be considered outstanding for any purpose.

Section 7.6            [Reserved]

Section 7.7            Outside Activities; Contracts with Affiliates; Loans to or from Affiliates

(a)           The General Partner shall not have any business interests or engage in any business activities except for those relating to the Partnership and the Operating Partnerships.

(b)           Any Affiliate of the General Partner and any director, officer, manager, member, partner or employee of the General Partner or any of its Affiliates shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group, for their own account and for the account of others, without having or incurring any obligation to offer any interest in such businesses or activities to the Partnership Group or any Partner. No member of the Partnership Group nor any of the Partners shall have any rights by virtue of this Agreement or the partnership relationship governed hereby in any such business interests.

(c)           Each of the Limited Partners hereby approves, ratifies and confirms the execution, delivery and performance of the Operating Partnership Agreements, and the Management Agreements and agrees that the General Partner is authorized to execute, deliver and perform the other agreements, acts, transactions and matters described therein on behalf of the Partnership without the approval or vote of any Limited Partners, notwithstanding any other provision of this Agreement or the Operating Partnership Agreements.

(d)           The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established by the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate less than the rate that would be charged to the Group Member (without reference to the Group Member’s financial abilities or guarantees) by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner shall not create any right or benefit in favor of any Group Member or any other Person.

Section 7.8            Tax Basis and Value Determinations

To the extent that the General Partner is required pursuant to the provisions of this Agreement to establish fair market values or allocate amounts realized, tax basis, Agreed Values or Net Agreed Values, the General Partner shall establish such values and make such allocations in a manner that is reasonable and fair to the Limited Partners, taking into account all applicable laws, governmental regulations, rulings and decisions. The General Partner may modify or revise such allocations in order to comply with such laws, governmental regulations, rulings or decisions or to the extent it otherwise deems such modification or revision appropriate or necessary. The General Partner is authorized, to the extent deemed by it to be appropriate or necessary, to utilize the services of an independent appraiser in establishing such values or allocations and the General Partner shall in such cases be entitled to rely on the values or allocations established by such independent appraiser.

Section 7.9            Resolution of Conflicts of Interest; Standard of Care

(a)           Unless otherwise expressly provided in this Agreement or any other agreement contemplated hereby, whenever a conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership or any Limited Partner, on the other hand, any resolution or course of action by the General Partner or such Affiliate in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement or of any agreement contemplated hereby, or of a duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership; provided that any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval (as long as the material facts known to the officers and directors of the General Partner regarding any proposed transaction were disclosed to the Nominating and Corporate Governance Committee at the time of its approval), (ii) on terms objectively demonstrable to be no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iii) fair to the Partnership, taking account the totality of the relationships among the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). For the avoidance of doubt, in connection with its resolution of a conflict of interest the General Partner is authorized but not required to seek Special Approval and may adopt a resolution or course of action that has not received Special Approval. In connection with the determination by the General Partner (or the Nominating and Corporate Governance Committee in connection with Special Approval, as applicable) of what is fair and reasonable to the Partnership in connection with its resolution of a conflict of interest, the General Partner (or the Nominating and Corporate Governance Committee) shall be authorized to consider (A) the relative interests of each party to such conflict, agreement, transaction or situation, and the benefits and burdens relating to such interests; (B) any customary or accepted industry practices, and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting or engineering practices or principles; and (D) such additional factors as the Nominating and Corporate Governance Committee determines to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to, nor shall it be construed to require the General Partner (or the Nominating and Corporate Governance Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner in compliance with this Section 7.9 shall not constitute a breach of this Agreement or any other agreement contemplated hereby or a breach of any standard of care or duty imposed hereby or under the Delaware Act or any other applicable law, rule or regulation.

(b)           Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement or any agreement contemplated hereby to be fair and/or reasonable to any Person, the fair and/or reasonable nature of such transaction, arrangement or resolution shall be considered in the context of similar or related transactions.

(c)           Whenever the General Partner makes a determination or takes or declines to take any other action, whether under this Agreement, or any other agreement contemplated hereby or otherwise, then unless another express standard is provided for in this Agreement, the General Partner shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. In order for a determination or other action to be in “good faith” for purposes of this Agreement, the Person or Persons making such determination or taking or declining to take such other action must believe that the determination or other action is in the best interests of the Partnership.

Section 7.10          CPUC and PPUC Approval

Until the Regulatory Trigger Date, the General Partner shall, and shall cause the Partnership to, use its commercially reasonable efforts to obtain the approval from the CPUC and PPUC of the right of the Public Limited Partners to elect Public Directors or to obtain reasonable assurances sufficient for the Board of Directors to make a determination that such approval is not required.

Section 7.11      Other Matters Concerning the General Partner

(a)       The General Partner (including any committee of the Board of Directors of the General Partner) may rely and shall be protected in acting or refraining from acting upon any certificate, document or other instrument believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b)       The General Partner (including any committee of the Board of Directors of the General Partner) may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors selected by it and shall be fully protected in relying on any opinion or advice of any such Person as to matters which the General Partner (including any committee of the Board of Directors of the General Partner) believes to be within such Person’s professional or expert competence in connection with any action taken or suffered or omitted by the General Partner (including any committee of the Board of Directors of the General Partner) hereunder in good faith and in accordance with such opinion or advice.

(c)       The General Partner (including any committee of the Board of Directors of the General Partner) may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner (including any committee of the Board of Directors of the General Partner) shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

Section 7.12      Limited Liability; Indemnification

(a)       Notwithstanding anything to the contrary in this Agreement, and except to the extent required by applicable law, no Indemnitee shall be liable to the Partnership or any Partner for any action taken or omitted to be taken by such Indemnitee in its capacity as a person of the type described in the definition of the term, “Indemnitee,” provided that such Indemnitee acted in good faith and such action or omission does not involve the gross negligence or willful misconduct of such Indemnitee. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that an Indemnitee did not act in good faith or that an action or omission involves gross negligence or willful misconduct.

(b)       The Partnership shall, to the extent permitted by applicable law, indemnify each Indemnitee against expenses (including legal fees and expenses), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnitee, in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which such Indemnitee was or is a party or is threatened to be made a party, by reason of (1) such Indemnitee’s status as a General Partner, any Affiliate of the General Partner, any Person who is or was a director, officer, manager, member, employee or agent of the General Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any such Affiliate as a director, officer, manager, member, partner, trustee, employee or agent of another Person (including any Person serving in such a role at Services Company) or (2) any action taken or omitted to be taken by such Indemnitee in any capacity referred to in clause (i) of this Section 7.12(b), relating to this Agreement or the property, business, affairs or management of the Partnership Group or Services Company (provided that the Indemnitee acted in good faith and the act or omission which is the basis of such claim, demand, action, suit or proceeding does not involve the gross negligence or willful misconduct of such Indemnitee).

(c)       Expenses (including legal fees and expenses) incurred in defending any claim, demand, action, suit or proceeding subject to Section 7.12(b) shall be paid by the Partnership in advance of the final disposition of such claim, demand, action, suit or proceeding upon receipt of an undertaking (which need not be secured) by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined, by a court of competent jurisdiction, that the Indemnitee is not entitled to be indemnified by the Partnership as authorized hereunder.

(d)       The indemnification provided by Section 7.12(b) shall be in addition to any other rights to which an Indemnitee may be entitled, and shall continue as to an Indemnitee who has ceased to serve in a capacity for which the Indemnitee is entitled to indemnification and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee.

(e)       To the extent commercially reasonable, the Partnership shall purchase and maintain insurance on behalf of the Indemnitees against any liability which may be asserted against or expense which may be incurred by an Indemnitee in connection with the Partnership Group’s activities, whether or not the Partnership would have the power to indemnify an Indemnitee against such liability under the provisions of this Agreement.

(f)       An Indemnitee shall not be denied indemnification in whole or in part under Section 7.12(b) because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement or any predecessor agreement thereto, including a transaction involving the General Partner, any Affiliate thereof or any member, partner, officer, director, employee, agent, manager, or trustee of any Group Member, Services Company, the General Partner or any Affiliate of any Group Member.

(g)       The provisions of this Section 7.12 are for the benefit of the Indemnitees and the heirs, successors, assigns, administrators and personal representatives of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Persons.

(h)       For purposes of this Section 7.12, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance of duties by such Indemnitee for the Partnership also imposes duties on, or otherwise involves services by, such Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.12(b); and action taken or omitted by an Indemnitee with respect to any employee benefit plan in the performance of duties by such Indemnitee for a purpose reasonably believed by such Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which does not involve gross negligence or willful misconduct.

(i)       In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(j)       No amendment, modification or repeal of this Section 7.12 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.12, or any predecessor thereto, however numbered, as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted and provided that such Person became an Indemnitee hereunder prior to such amendment, modification or repeal.

ARTICLE VIII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.1      Limitation of Liability

The Limited Partners shall have no liability under this Agreement (including, without limitation, liability under Section 7.12).

Section 8.2      Management of Business

No Limited Partner shall, in its capacity as a Limited Partner, take part in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by a director, officer, manager, member, employee or agent of the General Partner or an Affiliate of the General Partner in such Person’s capacity as such (whether or not such Person is also a Limited Partner) shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

Section 8.3      Outside Activities

Limited Partners shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. No member of the Partnership Group nor any of the other Partners shall have any rights by virtue of this Agreement or the partnership relationship created hereby in any business ventures of any Limited Partner.

Section 8.4      Return of Capital

No Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement.

Section 8.5        Rights of Limited Partners Relating to the Partnership

In addition to other rights provided by this Agreement or by applicable law, each Limited Partner shall have the right for a proper purpose reasonably related to such Limited Partner’s interest in the Partnership, upon reasonable demand and at such Limited Partner’s own expense:

(a)       to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(b)       promptly after becoming available, to obtain a copy of the Partnership’s federal and state income tax returns for each year;

(c)       to obtain a current list of the name and address of each Partner as set forth in the Units Register;

(d)       to obtain a description and statement of the Net Agreed Value of any Capital Contribution made or agreed to be made by each Partner, and the date on which such Partner became a Partner;

(e)       to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

(f)        to obtain such other information regarding the affairs of the Partnership as may be just and reasonable;

provided, however, that the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner deems reasonable, any information which the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes could damage the Partnership or its business or be in violation of applicable law, including, without limitation, federal securities law, or which the Partnership is required by agreements with third parties to keep confidential.

ARTICLE IX

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1        Books, Records and Accounting

The General Partner shall keep or cause to be kept books and records with respect to the Partnership’s business, which books and records shall at all times be kept at the principal office of the Partnership. Any books and records maintained by the Partnership in the regular course of its business, including the Units Register, books of account and records of Partnership proceedings, may be kept on, or be in the form of, punch cards, disks, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so kept are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on the accrual basis, or on a cash basis adjusted periodically to an accrual basis, as the General Partner shall determine, in accordance with generally accepted accounting principles and applicable law.

Section 9.2      Fiscal Year

The fiscal year of the Partnership for financial reporting purposes shall be the calendar year, unless the General Partner shall determine otherwise.

Section 9.3      Reports

(a)       As soon as practicable, but in no event later than 90 days after the close of each fiscal year, the General Partner shall cause to be mailed or made available, by any reasonable means, to each Record Holder of Units as of the last day of that fiscal year reports containing financial statements of the Partnership for the fiscal year, presented in accordance with generally accepted accounting principles, including a balance sheet, statement of income, statement of Partners’ capital and statement of changes in financial position, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

(b)       As soon as practicable, but in no event later than 45 days after the close of each calendar quarter, except the last calendar quarter of each fiscal year, the General Partner shall cause the Partnership to electronically file with the Securities and Exchange Commission a quarterly report for the calendar quarter containing such financial and other information as the General Partner deems appropriate.

(c)       Such reports shall present the consolidated financial position of the Partnership Group, together with Services Company and such other Persons as may be required by generally accepted accounting principles.

(d)       The General Partner shall be deemed to have made a report available to each Record Holder as required by this Section 9.3 if it has either (i) electronically filed such report with the Securities and Exchange Commission via its Electronic Data Gathering, Analysis and Retrieval system and such report is publicly available on such system or (ii) made such report available on any publicly available website maintained by the Partnership.

ARTICLE X

ISSUANCE OF LP CERTIFICATES; TRANSFER AND EXCHANGE OF LP UNITS

Section 10.1    Initial Issuance of Certificates

Upon the issuance of Units to any Person, the Partnership may (and will upon request of an owner of Units) issue one or more Certificates in the name of such Person evidencing the number of such Units being so issued. Certificates shall be executed on behalf of the Partnership by the General Partner. No Certificate shall be valid for any purpose until manually countersigned by the Transfer Agent.

Section 10.2      Registration, Registration of Transfer and Exchange

(a)       The Partnership will cause to be kept one or more registers (collectively, the “Units Register”) in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 10.2(b), the Partnership will provide for the registration of Units and of transfers of such Units. The Transfer Agent for the LP Units is hereby appointed registrar for the purpose of registering LP Units and transfers of such LP Units as herein provided.

Upon surrender for registration of transfer or exchange of any Certificate, and subject to the provisions of Section 10.2(b), the General Partner on behalf of the Partnership will execute, and the Transfer Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number of Units as did the Certificate so surrendered.

(b)       Every Certificate surrendered for registration of transfer or exchange shall be duly endorsed on the reverse side thereof, or be accompanied by a written instrument of transfer in form satisfactory to the Transfer Agent, duly executed, in either case by the holder thereof or such holder’s attorney duly authorized in writing. Every Certificate surrendered for registration of transfer shall be duly accepted on the reverse side thereof, or be accompanied by a written instrument of acceptance to the same effect in form satisfactory to the Transfer Agent, duly executed, in either case by the transferee or such transferee’s attorney duly authorized in writing. As a condition to the issuance of any new Certificate under this Section 10.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 10.3      Mutilated, Destroyed, Lost or Stolen Certificates

(a)       If any mutilated Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute and the Transfer Agent shall countersign and deliver in exchange therefor a new Certificate evidencing the same number of Units as did the Certificate so surrendered.

(b)       If there shall be delivered to the General Partner and the Transfer Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the General Partner or the Transfer Agent that such Certificate has been acquired by a bona fide purchaser, the General Partner on behalf of the Partnership shall execute and upon its request the Transfer Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate evidencing the same number of Units as did the Certificate so destroyed, lost or stolen.

(c)       As a condition to the issuance of any new Certificate under this Section 10.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) connected therewith.

(d)       Every new Certificate issued pursuant to this Section 10.3 in lieu of any destroyed, lost or stolen Certificate shall evidence an original additional Partnership Interest in the Partnership, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Units duly issued hereunder.

Section 10.4     Persons Deemed Owners

Prior to due presentment of a Certificate for registration of transfer and satisfaction of the requirements of Section 10.2(b) with respect thereto, (a) the Partnership, the General Partner, the Transfer Agent and any agent of any of the foregoing may deem and treat the Record Holder as the absolute owner thereof and of the Units evidenced thereby for all purposes whatsoever and (b) a transferee shall not be entitled to distributions or allocations or any other rights in respect of the Units evidenced thereby other than the right to further transfer such Units.

Section 10.5     Prohibited Transfers

Subject to Section 13.2, neither the Partnership nor any of its Affiliates shall transfer any or all of the limited liability company interests of the General Partner and the General Partner shall not transfer the GP Interest to any Person whatsoever.

ARTICLE XI

[RESERVED]

ARTICLE XII

ADMISSION OF SUBSTITUTED AND ADDITIONAL LIMITED PARTNERS

Section 12.1     [Reserved]

Section 12.2     Admission of Substituted Limited Partners

A transferee of Units shall automatically be admitted to the Partnership as a Limited Partner (and the transferor of such Units shall, if such transferor is assigning all of such transferor’s Units, automatically cease to be a Limited Partner) at and as of the time the transfer is registered on the Units Register pursuant to Section 10.2.

Section 12.3     Admission of Successor General Partner

A successor General Partner approved pursuant to Section 13.1 or the proviso to Section 14.1 shall be admitted to the Partnership as the successor General Partner, effective as of the date an amendment or restatement of the Certificate of Limited Partnership is filed with the Secretary of State of the State of Delaware effecting such substitution; provided, however, that no such successor shall be so admitted to the Partnership until it has agreed in writing to assume the former General Partner’s obligations hereunder. This Agreement and the Certificate of Limited Partnership shall be amended as appropriate to reflect the termination of the former General Partner as a general partner, if applicable, and the admission of the successor General Partner.

Section 12.4     Admission of Additional Limited Partners

By acceptance of the transfer of any Units in accordance with this Agreement or the issuance of any Units pursuant to this Agreement (including in connection with a merger or consolidation), each transferee of a Unit and each Person who is issued Units pursuant to this Agreement (including in connection with a merger or consolidation) (including any nominee holder or an agent or representative acquiring Units for the account of another Person) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Units so transferred or issued to such Person when any such transfer, issuance or admission is reflected in the books and records of the Partnership, with or without execution of this Agreement, (ii) shall become bound by the terms of, and shall be deemed to have executed, this Agreement, (iii) shall become the Record Holder of the Units so transferred or issued, (iv) represents that the transferee or Person being issued such Units has the capacity, power and authority to enter into this Agreement, (v) grants the powers of attorney set forth in this Agreement and (vi) makes the consents and waivers contained in this Agreement. The transfer of any Units, the issuance of any Units pursuant to this Agreement, and the admission of any new Limited Partner shall not constitute an amendment to this Agreement. A Person may be admitted as a Limited Partner or become a record holder of Units without the consent or approval of any of the Partners.

Section 12.5     Amendment of Agreement and Certificate of Limited Partnership

The General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership and, if necessary, this Agreement and the Certificate of Limited Partnership to reflect the admission of any Partner.

ARTICLE XIII

WITHDRAWAL OR REMOVAL OF THE GENERAL PARTNER

Section 13.1     Withdrawal or Removal of the General Partner

(a)       Buckeye GP LLC agrees to act as General Partner of the Partnership until the later of (i) the date which is twenty-five years after the Time of Delivery or (ii) the date the ESOP Loan is paid in full. At any time after the later of (i) the date which is twenty-five years after the Time of Delivery or (ii) the date the ESOP Loan is paid in full, the General Partner may withdraw from the Partnership effective upon at least 90 days’ advance written notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice, provided that such withdrawal is approved by an Eighty Percent Interest or the Partnership has received an Opinion of Counsel that such withdrawal would not result in the loss of limited liability of any Limited Partner or result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes. Any such withdrawal shall also constitute the withdrawal of the OLP GP from the Operating Partnerships, as provided in the Operating Partnership Agreements. If the General Partner gives a notice of withdrawal, a Majority Interest may, prior to the effective date of such withdrawal, approve a successor General Partner. The Person so approved (or its designated Affiliates) shall become the successor general partner or partners of the Operating Partnerships, as provided in the Operating Partnership Agreements. If no successor General Partner is so approved, the Partnership shall be dissolved pursuant to Section 14.1. Buckeye GP LLC further agrees that it shall not cause the OLP GP to withdraw as general partner of any Operating Partnership, except in connection with Buckeye GP LLC’s withdrawal as General Partner.

(b)       The General Partner may be removed only by an Eighty Percent Interest, and only if (3) in connection therewith, a successor General Partner is approved by a Majority Interest, (4) the Partnership shall have received an Opinion of Counsel that the removal of the General Partner and the approval of a successor General Partner will not result in the loss of limited liability of any Limited Partner or cause the Partnership or any of the Operating Partnerships to be treated as an association taxable as a corporation for federal income tax purposes, (5) the successor General Partner or an Affiliate thereof agrees to indemnify and hold harmless the General Partner and its Affiliates from any liability or obligation arising out of, or causes the General Partner and its Affiliates to be released from, any and all liabilities and obligations (including loan guarantees) under fringe benefit plans sponsored by the General Partner or any of its Affiliates in connection with the business of the Partnership Group, except as otherwise prohibited by this Agreement, and (iv) all required regulatory approvals for removal of the General Partner shall have been obtained. Such removal shall be effective upon the admission of the successor General Partner pursuant to Section 12.3. The Person so approved (or its designated Affiliates) shall become the successor general partner or partners of the Operating Partnerships, as provided in the Operating Partnership Agreements.

Section 13.2     Sale of Former General Partner’s Interest

If a successor General Partner is approved pursuant to Sections 13.1 or 14.2 or the proviso to Section 14.1, such successor shall purchase the GP Interest of the former General Partner for an amount in cash equal to the fair market value thereof, determined as of the date the successor General Partner is admitted pursuant to Section 12.3. The fair market value of the GP Interest shall include the value of all rights associated with being the General Partner. The value of the GP Interest shall be reduced by the value of the assumption by the successor General Partner or its Affiliate of the obligations of the General Partner and its Affiliates pursuant to Section 13.1(b)(iii). Such fair market value shall be determined by agreement between the former General Partner and its successor or, failing agreement within 30 days after the date the successor General Partner is so admitted, by a firm of independent appraisers jointly selected by the former General Partner and its successor (or, if the former General Partner and its successor cannot agree on the selection of such a firm within 45 days after the date the successor General Partner is so admitted, by a firm of independent appraisers selected by two firms, one of which will be selected by the former General Partner and the other of which will be selected by the successor).

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

Section 14.1     Dissolution

The Partnership shall be dissolved, and its affairs shall be wound up, upon:

(a)       expiration of the term as provided in Section 2.5;

(b)       withdrawal of the General Partner pursuant to Section 13.1 (unless a Person becomes a successor General Partner prior to or on the effective date of such withdrawal);

(c)       bankruptcy or dissolution of the General Partner, or any other event that results in the General Partner ceasing to be a general partner in the Partnership (other than by reason of a withdrawal or removal pursuant to Section 13.1); or

(d)       an election by the General Partner to dissolve the Partnership which is approved by a Two-Thirds Interest;

provided, however, that the Partnership shall not be dissolved upon an event described in Sections 14.1(b) or 14.1(c) if, within 90 days of such event, all Partners agree in writing to continue the business of the Partnership and to the appointment of a successor General Partner.

For purposes of this Section 14.1, bankruptcy of the General Partner shall be deemed to have occurred when (6) it commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (7) it seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for it or for all or any substantial part of its properties, (8) it is adjudged a bankrupt or insolvent, or has entered against it a final and nonappealable order for relief, under any bankruptcy, insolvency or similar law now or hereafter in effect, (9) it executes and delivers a general assignment for the benefit of its creditors, (10) it files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any involuntary proceeding of the nature described in clause (i) above, or (11) (1) any involuntary proceeding of the nature described in clause (i) above has not been dismissed 120 days after the commencement thereof, (2) the appointment without its consent or acquiescence of a trustee, receiver or liquidator for it or for all or any substantial part of its properties has not been vacated or stayed within 90 days of such appointment, or (3) such appointment has been stayed but is not vacated within 90 days after the expiration of any such stay.

Section 14.2     Reconstitution

Upon dissolution of the Partnership in accordance with Sections 14.1(b) or 14.1(c), and a failure of all Partners to agree to continue the business of the Partnership and to the appointment of a successor General Partner as provided in the proviso to Section 14.1, then within 180 days after the event described in Sections 14.1(b) or 14.1(c), a Majority Interest may elect to reconstitute the Partnership and continue its business by forming a new partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by a Majority Interest. Upon any such election by a Majority Interest, all Partners shall be bound thereby and shall be deemed to have consented thereto. Unless such an election is made within such 180-day period, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is made within such 180-day period, then (a) the reconstituted partnership shall continue until the end of the term set forth in Section 2.5 unless earlier dissolved in accordance with this Article XIV and (b) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into a new partnership agreement and certificate of limited partnership, and the successor general partner may for this purpose exercise the powers of attorney granted the General Partner pursuant to this Agreement; provided that the right of a Majority Interest to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (i) the exercise of the right would not result in the loss of limited liability of any Limited Partner and (ii) neither the Partnership nor the reconstituted partnership would be treated as an association taxable as a corporation for federal income tax purposes.

Section 14.3     Liquidation

Upon dissolution of the Partnership, unless the Partnership is reconstituted pursuant to Section 14.2, the General Partner, or in the event the General Partner has withdrawn from the Partnership, been removed or dissolved or become bankrupt (as defined in Section 14.1), a liquidator or liquidating committee approved by a Majority Interest shall be the liquidator of the Partnership (the “Liquidator”). The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by a Majority Interest. The Liquidator shall agree not to resign at any time without 15 days’ prior written notice and (if other than the General Partner) may be removed at any time, with or without cause, by notice of removal approved by a Majority Interest. Upon dissolution, resignation or removal of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and obligations of the original Liquidator) shall, within 30 days thereafter, be approved by a Majority Interest. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or approval of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the restrictions set forth in Article XVII) to the extent appropriate or necessary in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding-up and liquidation of the Partnership as provided for herein. The Liquidator shall liquidate the assets of the Partnership and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

(a)       to creditors of the Partnership (including Partners); and

(b)       to the Partners, in proportion to and to the extent of the positive balances in their respective Capital Accounts;

provided, however, that the Liquidator may place in escrow a reserve of cash or other assets of the Partnership for contingent liabilities in an amount determined by the Liquidator to be appropriate for such purposes.

Section 14.4     Distribution in Kind

Notwithstanding the provisions of Section 14.3 requiring the liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if on dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership and may, in its sole discretion, distribute to the Partners, or to specific classes of Partners, as tenants in common, in lieu of cash, and as their interests may appear in accordance with the provisions of Section 14.3(b), undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any distributions in kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable and to any joint ownership agreements or other agreements governing the ownership and operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

Section 14.5     Cancellation of Certificate of Limited Partnership

Upon the completion of the distribution of Partnership property pursuant to Sections 14.3 and 14.4, the Partnership shall be terminated, and the Liquidator (or the Limited Partners if necessary) shall cause the cancellation of the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Partnership.

Section 14.6     Return of Capital

The General Partner shall not be personally liable for the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

Section 14.7     Waiver of Partition

Each Partner hereby waives any rights to partition of the Partnership property.

Section 14.8     Certain Prohibited Acts

Without obtaining Special Approval, the General Partner shall not take any action to cause the Partnership to (12) make or consent to a general assignment for the benefit of the Partnership’s creditors; (13) file or consent to the filing of any bankruptcy, insolvency or reorganization petition for relief under the United States Bankruptcy Code naming the Partnership or otherwise seek, with respect to the Partnership, relief from debts or protection from creditors generally; (14) file or consent to the filing of a petition or answer seeking for the Partnership a liquidation, dissolution, arrangement, or similar relief under any law; (15) file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partnership in a proceeding of the type described in clauses (i) - (iii) of this Section 14.8; (16) seek, consent to or acquiesce in the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for the Partnership or for all or any substantial portion of its properties; (17) sell all or substantially all of its assets, except in accordance with Section 17.3; (18) dissolve or liquidate, except in accordance with this Article XIV; or (19) merge or consolidate.

ARTICLE XV

AMENDMENT OF PARTNERSHIP AGREEMENT

Section 15.1      Amendments Which May be Adopted Solely by the General Partner

Subject to Section 15.3, the General Partner may amend any provision of this Agreement without the consent of any Limited Partner, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a)       a change in the name of the Partnership, in the location of the principal place of business of the Partnership or in the registered office or registered agent of the Partnership;

(b)       a change that the General Partner deems appropriate or necessary to (i) qualify, or continue the qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) under the laws of any state or jurisdiction or (ii) ensure that neither the Partnership nor any of the Operating Partnerships will be treated as an association taxable as a corporation for federal income tax purposes;

(c)       a change to divide outstanding Units into a greater number of Units, to combine outstanding Units into a smaller number of Units or to reclassify Units in a manner that in the good faith opinion of the General Partner, does not adversely affect any class of Limited Partners in any material respect;

(d)       a change that the General Partner deems appropriate or necessary to (i) satisfy any requirements, conditions or guidelines contained in any order, rule or regulation of any federal or state agency or contained in any federal or state statute or (ii) facilitate the trading of any Units or comply with any rule, regulation, requirement, condition or guideline of any National Securities Exchange on which any Units are or will be listed or admitted to trading;

(e)       a change that is appropriate or necessary, as stated in an Opinion of Counsel, to prevent the Group Members and their respective directors and officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(f)        a change that is required or contemplated by any provision of this Agreement, including, without limitation, Sections 4.3, 12.3 and 12.5;

(g)       a change that in the good faith opinion of the General Partner does not adversely affect the Limited Partners in any material respect; or

(h)       any changes or events similar to the foregoing.

Section 15.2      Other Amendments

Amendments to this Agreement may be proposed only by the General Partner. Subject to Section 15.3, a proposed amendment (other than amendments adopted pursuant to Section 15.1) shall be effective only when approved by a Majority Interest. Notwithstanding the provisions of Sections 15.1 and 15.3, no amendment of (i) the definitions of “Nominating and Corporate Governance Committee,” or “Special Approval,” (ii) Section 7.9(a), (iii) Section 14.8, (iv) Section 17.3, or (vi) any other provision of this Agreement requiring that Special Approval be obtained as a condition to any action, shall be effective without first obtaining Special Approval.

Section 15.3      Amendment Requirements

Notwithstanding the provisions of Sections 15.1 and 15.2, (i) the approval of an Eighty Percent Interest shall be required for any amendment unless the Partnership has received an Opinion of Counsel that such amendment would not result in the loss of limited liability of any Limited Partner or result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes, (ii) no provision of this Agreement which establishes a percentage of the Limited Partners required to take or approve any action shall be amended in any respect which would have the affect of reducing the voting requirement, unless such amendment is approved by at least such percentage of Limited Partners, and (iii) this Section 15.3 shall be amended only with the approval of an Eighty Percent Interest.

ARTICLE XVI

MEETINGS

Section 16.1      Meetings

(a)       Special meetings of Limited Partners may be called by the General Partner or by Limited Partners holding an aggregate of at least 20% of the outstanding LP Units. Within 60 days after receipt by the General Partner of a written proposal to call a meeting signed by Limited Partners holding the requisite number of LP Units and indicating the purpose for which the meeting is to be called (or such longer period as shall be reasonably required by the General Partner in order to prepare documents required therefor), the General Partner shall cause a notice of the meeting to be given to each Limited Partner. A special meeting shall be held at a time and place determined by the General Partner within 60 days after the giving of notice of the meeting.

(b)       (i)      After the Regulatory Trigger Date, an annual meeting of the Limited Partners for the election of Public Directors by the Public Limited Partners and such other matters as the Board of Directors shall submit to a vote of the Limited Partners shall be held on the first Tuesday in June of each year (provided that if the Regulatory Trigger Date occurs after February 1 of any year, no annual meeting will be held in that year) or at such other date and time as may be fixed from time to time by the General Partner at such place within or without the State of Delaware as may be fixed from time to time by the General Partner and all as stated in the notice of the meeting. Notice of the annual meeting shall be given in accordance with Section 16.2 not less than 10 days nor more than 60 days prior to the date of such meeting.

(ii)           After the Regulatory Trigger Date, the Public Limited Partners shall have the right to vote for the election of Public Directors. The Public Limited Partners entitled to vote shall elect by a plurality of the votes cast at such meeting (not counting abstentions) persons to serve as Public Directors on the Board of Directors who are nominated in accordance with the provisions of this Section 16.1(b). The exercise by a Limited Partner of the right to elect the Public Directors and any other rights afforded to a Limited Partner under this Section 16.1(b) shall be in such Limited Partner’s capacity as a limited partner of the Partnership and shall not cause a Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize such Limited Partner’s limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

(iii)          After the Regulatory Trigger Date, each Limited Partner shall be entitled to one vote for each LP Unit that is registered in the name of such Limited Partner on the record date for such meeting.

(iv)          After the Effective Time, and after giving effect to the Merger, the adoption of the Holdco Partnership Agreement (and the Holdco Partnership Agreement shall also provide as follows) and after the Regulatory Trigger Date:

(A)       on an ongoing basis, the Public Limited Partners have the right to elect all of the Directors other than the Holdco GP Directors;

(B)       for so long as BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates (directly and indirectly), collectively, own 85.0% or more of the number of LP Units owned by such Persons immediately after the Effective Time, Holdco GP shall have the right to appoint two Directors;

(C)       for so long as BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates (directly and indirectly), collectively, own 42.5% or more of the number of LP Units owned by such Persons immediately after the Effective Time, but less than 85.0% of the number of LP Units owned by such Persons immediately after the Effective Time, Holdco GP shall have the right to appoint one Director;

(D)       upon BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates (directly and indirectly), collectively, ceasing to own 85.0% or more of the number of LP Units owned by such Persons immediately after the Effective Time, Holdco GP shall designate one of the two Holdco GP Directors to be removed, and Holdco shall cause such Holdco GP Director to resign or be removed from the Board of Directors; and

(E)       upon BGH GP Holdings, ArcLight Capital Partners, LLC and Kelso & Company and their Affiliates (directly and indirectly), collectively, ceasing to own 42.5% or more of the number of LP Units owned by such Persons immediately after the Effective Time, Holdco shall cause any remaining Holdco GP Director(s) to resign or be removed from the Board of Directors, and thereafter the Board of Directors shall consist only of Public Directors.

(v)           With respect to the election of Directors to the Board of Directors after the Regulatory Trigger Date, if at any time any Person or group (as defined for purposes of Section 13(d)(3) of the Exchange Act) beneficially owns 20% or more of the outstanding LP Units, then all LP Units owned by such Person or group in excess of 20% of the outstanding LP Units shall not be voted, and in each case, the foregoing LP Units shall not be counted when calculating the required votes for such matter and shall not be deemed to be outstanding for purposes of determining a quorum for such meeting (but such LP Units shall not, however, be treated as a separate class of Partnership Securities for purposes of this Agreement). Notwithstanding the foregoing sentence, the Board of Directors may, by action specifically referencing votes for the election of Directors under this Section 16.1(b), determine that the limitation set forth in the preceding sentence shall not apply to a specific Person or group.

(vi)          The number of Directors that shall constitute the whole Board of Directors shall not be less than six and not more than eleven as shall be established from time to time by a resolution adopted by a majority of the Directors. The Directors shall be divided into three classes, Class I, Class II, and Class III. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three, and if a fraction is also contained in such quotient, then if such fraction is one-third, the extra director shall be a member of Class I and if the fraction is two-thirds, one of the extra directors shall be a member of Class I and the other shall be a member of Class II. Each Director shall serve for a term ending as provided herein. At each annual meeting of Limited Partners, successors to the class of Directors whose term expires at that annual meeting shall be elected for a three-year term.

(vii)        After the Regulatory Trigger Date, if the number of Directors is changed, any increase or decrease shall be apportioned among the classes of Public Directors so as to maintain the number of Public Directors in each class as nearly equal as possible and any additional Public Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director and no decrease in the number of Holdco GP Directors shall be made except as described in Section 16.1(b)(iv). After the Regulatory Trigger Date, if a Holdco GP Director is removed or resigns pursuant to Section 16.1(b)(iv)(D) or (E), the number of Directors that shall constitute the whole Board of Directors shall automatically be reduced appropriately. A Public Director shall hold office until the annual meeting of the Limited Partners of the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to death, resignation or removal from office. Any vacancy among the Public Directors (including, without limitation, any vacancy caused by an increase in the number of Directors on the Board of Directors) may only be filled by a majority of the Public Directors then in office, even if less than a quorum, or by a sole remaining Public Director. Any Public Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor. A Public Director may be removed only for cause and only upon a vote of the majority of the remaining Public Directors then in office.

(viii)  (A) (1)        Nominations of persons for election as Public Directors may be made at an annual meeting of the Limited Partners only (a) by or at the direction of the Public Directors or any committee thereof or (b) by any Public Limited Partner who was a Record Holder at the time the notice provided for in this Section 16.1(b)(viii) is delivered to the General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 16.1(b)(viii).

(2)          For any nominations brought before an annual meeting by a Public Limited Partner pursuant to clause (b) of paragraph (A)(1) of this Section 16.1(b)(viii), the Public Limited Partner must have given timely notice thereof in writing to the General Partner. To be timely, a Public Limited Partner’s notice shall be delivered to the General Partner not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Public Limited Partner must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner). For purposes of the first annual meeting following the Regulatory Trigger Date, the first anniversary of the preceding year’s annual meeting shall be deemed to be the first Tuesday in June of the year in which such annual meeting is held. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Public Limited Partner’s notice as described above. Such Public Limited Partner’s notice shall set forth: (a) as to each person whom the Public Limited Partner proposes to nominate for election as a Public Director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a Public Director if elected; and (b) as to the Public Limited Partner giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such Public Limited Partner, as they appear on the Partnership’s books and records, and of such beneficial owner, (ii) the number of LP Units which are owned beneficially and of record by such Public Limited Partner and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Public Limited Partner and such beneficial owner, any of their respective Affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned LP Units) that has been entered into as of the date of the Public Limited Partner’s notice by, or on behalf of, such Public Limited Partner and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of LP Unit price changes for, or increase or decrease the voting power of, such Public Limited Partner and such beneficial owner, with respect to LP Units, (v) a representation that the Public Limited Partner is a Record Holder entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, and (vi) a representation whether the Public Limited Partner or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Partnership’s LP Units required to elect the nominee and/or (b) otherwise to solicit proxies from Public Limited Partners in support of such nomination. The General Partner may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Public Director.

(3)          Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 16.1(b)(viii) to the contrary, in the event that the number of Public Directors to be elected is increased effective at the annual meeting and there is no public announcement by the Partnership or the General Partner naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Public Limited Partner’s notice required by this Section 16.1(b)(viii) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the General Partner not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Partnership or the General Partner.

(B)          After the Regulatory Trigger Date, nominations of persons for election as Public Directors may be made at a special meeting of Limited Partners at which Public Directors are to be elected pursuant to the General Partner’s notice of meeting (1) by or at the direction of the Public Directors or any committee thereof or (2) provided that the Directors or the Limited Partners pursuant to Section 16.1(a) hereof have determined that Public Directors shall be elected at such meeting, by any Public Limited Partner who is a Record Holder at the time the notice provided for in this Section 16.1(b)(viii) is delivered to the General Partner, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 16.1(b)(viii). In the event the General Partner calls a special meeting of Public Limited Partners for the purpose of electing one or more Public Directors, any Public Limited Partner entitled to vote in such election of Public Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the General Partner’s notice of meeting, if the Public Limited Partner’s notice required by paragraph (A)(2) of this Section 16.1(b)(viii) shall be delivered to the General Partner not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Public Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Public Limited Partner’s notice as described above.

(C)           (1)       Only such persons who are nominated in accordance with the procedures set forth in this Section 16.1(b)(viii) shall be eligible to be elected at an annual or special meeting of Public Limited Partners to serve as Public Directors. Except as otherwise provided by law, the chairman designated by the General Partner pursuant to Section 16.3 shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 16.1(b)(viii) (including whether the Public Limited Partner or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Public Limited Partner’s nominee in compliance with such Public Limited Partner’s representation as required by clause (A)(2)(b)(vi) of this Section 16.1(b)(viii)) and (b) if any proposed nomination was not made in compliance with this Section 16.1(b)(viii), to declare that such nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 16.1(b)(viii) unless otherwise required by law, if the Public Limited Partner (or a qualified representative of the Public Limited Partner) does not appear at the annual or special meeting of Public Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership. For purposes of this Section 16.1(b)(viii), to be considered a qualified representative of the Public Limited Partner, a person must be a duly authorized officer, manager or partner of such Public Limited Partner or must be authorized by a writing executed by such Public Limited Partner or an electronic transmission delivered by such Public Limited Partner to act for such Public Limited Partner as proxy at the meeting of Public Limited Partners and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Limited Partners.

(2)       For purposes of this Section 16.1(b)(viii), “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Partnership or the General Partner with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)       Notwithstanding the foregoing provisions of this Section 16.1(b)(viii), a Public Limited Partner shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 16.1(b)(viii); provided, however, that any references in this Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations pursuant to this Section 16.1(b)(viii) (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 16.1(b)(viii) shall be the exclusive means for a Public Limited Partner to make nominations.

(ix)      This Section 16.1(b) shall not be deemed in any way to limit or impair the ability of the Board of Directors to adopt a “poison pill” or unitholder or other similar rights plan with respect to the Partnership, whether such poison pill or plan contains “dead hand” provisions, “no hand” provisions or other provisions relating to the redemption of the poison pill or plan, in each case as such terms are used under Delaware common law.

(x)       The Partnership and General Partner shall use their commercially reasonable best efforts to take such action as shall be necessary or appropriate to give effect to and implement the provisions of this Section 16.1(b), including, without limitation, amending the General Partner Agreement and Holdco Partnership Agreement such that at all times the General Partner Agreement and Holdco Partnership Agreement shall provide (i) that the Public Directors shall be elected in accordance with the terms of this Agreement, and (ii) terms consistent with this Section 16.1(b).

(xi)       If the General Partner delegates to an existing or newly formed wholly-owned subsidiary the power and authority to manage and control the business and affairs of the Partnership Group, the foregoing provisions of this Section 16.1(b) shall be applicable with respect to the board of directors or other governing body of such subsidiary.

(c)           The Limited Partners owning a majority of the LP Units entitled to vote at a meeting, represented in person or by proxy, shall constitute a quorum at a meeting of the Limited Partners. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners owning LP Units that in the aggregate represent a majority of the outstanding LP Units present in person or by proxy at such meeting and entitled to vote shall constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners owning LP Units that in the aggregate represent at least such greater or different percentage shall be required.

Section 16.2          Record Date

(a)           For purposes of determining the Limited Partners entitled to notice of or to vote at any meeting or to give approvals without a meeting as provided in Section 16.4, the General Partner may set a Record Date, which date for purposes of notice of a meeting shall not be less than 10 days nor more than 60 days before the date of the meeting.

(b)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment (together with any prior adjournments in connection with which a new Record Date was not fixed) shall be for more than 60 days. At the adjourned meeting, the Partnership may transact any business that might have been transacted at the original meeting. If the adjournment(s) are for more than 60 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting and, if applicable, the new Record Date shall be given in accordance with this Article XVI.

Section 16.3     Conduct of Meeting

The General Partner shall have full power and authority concerning the manner of conducting any meeting of Limited Partners or the solicitation of proxies or consents in writing, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate an individual to serve as chairman of any meeting and shall further designate an individual to take the minutes of any meeting, which individuals may be directors or officers of the General Partner. All minutes shall be kept with the records of the Partnership maintained by the General Partner.

Section 16.4     Action Without a Meeting

Any action that may be taken at a meeting of the Limited Partners, other than the election of Public Directors, may be taken without a meeting if approvals in writing setting forth the action so taken are signed by Limited Partners holding in the aggregate at least the minimum number of LP Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. If approvals to the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient consents are deposited with the Partnership, and (c) the Partnership receives an Opinion of Counsel that giving effect to such approvals would not result in the loss of limited liability of any Limited Partner or cause the Partnership or any of the Operating Partnerships to be treated as an association taxable as a corporation for federal income tax purposes.

ARTICLE XVII

CERTAIN RESTRICTIONS

Section 17.1     Additional Units

The General Partner shall not cause the Partnership to issue Units to the General Partner or any of its Affiliates unless (i) the Units are of a class which is, prior to such issuance, listed or admitted to trading on a National Securities Exchange and the Net Agreed Value of the Contributed Property being contributed in exchange for such Units is at least equal to the number of Units being so issued times the Unit Price of such Units or (ii) such issuance is approved by a Majority Interest.

Section 17.2     Certain Amendments

(a)      Without the prior approval of a Two-Thirds Interest, the Partnership shall not amend, and the General Partner shall not permit the Partnership or any Operating Partnership to amend, any compensation arrangement for the General Partner, unless, in any case, such amendment does not, in the good faith opinion of the General Partner, in its capacity as general partner of the Partnership or the indirect owner of the general partner of the Operating Partnerships, as applicable, adversely affect the Limited Partners in any material respect.

(b)      The General Partner shall not cause the Partnership to approve any amendment to an Operating Partnership Agreement pursuant to Section 13.2 thereof unless such amendment is approved by a Majority Interest.

Section 17.3     Sale of Assets

Without the prior approval of a Two-Thirds Interest, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the consolidated assets owned by the Partnership and the Operating Partnerships; provided, however, that in the event that less than 80% of the LP Units are held by the General Partner and its Affiliates, prior Special Approval shall also be required.

ARTICLE XVIII

[RESERVED]

ARTICLE XIX

GENERAL PROVISIONS

Section 19.1     Opinions Regarding Taxation as a Partnership

Notwithstanding any other provisions of this Agreement, the requirement, as a condition to any action proposed to be taken under this Agreement, that the Partnership receive an Opinion of Counsel that the proposed action would not result in the Partnership or any of the Operating Partnerships being treated as an association taxable as a corporation for federal income tax purposes (a) shall not be applicable to the extent that the Partnership or any of the Operating Partnerships is at such time treated in all material respects as an association taxable as a corporation for federal income tax purposes and (b) shall be deemed satisfied by an Opinion of Counsel containing conditions, limitations and qualifications which are acceptable to the General Partner.

Section 19.2     Personal Property

The Partnership Interest of any Partner shall be personal property for all purposes.

Section 19.3     Addresses and Notices

Any notice, demand, request, payment or report required or permitted to be given or made to a Limited Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class mail or by other means of written communication to the Limited Partner at such Limited Partner’s address as shown on the Units Register. Any notice to the Partnership or the General Partner shall be deemed given if received in writing by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3.

Section 19.4     Headings

All article or section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.

Section 19.5     Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto (including the additional Persons that become Limited Partners as provided herein) and their heirs, executors, administrators, successors, legal representatives and assigns.

Section 19.6     Integration

This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 19.7     Waiver

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition.

Section 19.8     Counterparts

This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto (including the additional Persons that become Limited Partners as provided herein).

Section 19.9     Severability

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

Section 19.10   Applicable Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

Section 19.11   Forum; Venue and Jurisdiction; Waiver of Trial by Jury

Each of the Partners and each Person holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

(i)            irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or of Partners to the Partnership, or the rights or powers of, or restrictions on, the Partners or the Partnership), (B) brought in a derivative manner on behalf of the Partnership, (C) asserting a claim of breach of a fiduciary or other duty owed by any director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners, (D) asserting a claim arising pursuant to any provision of the Delaware Act or (E) asserting a claim governed by the internal affairs doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction), in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims;

(ii)           irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction) in connection with any such claim, suit, action or proceeding;

(iii)          agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)          expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding;

(v)           consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in this clause (v) shall affect or limit any right to serve process in any other manner permitted by law; and

(vi)          IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY SUCH CLAIM, SUIT, ACTION OR PROCEEDING.

In Witness Whereof, this Agreement has been duly executed by the General Partner, as of the date first above written.

Buckeye GP LLC,
as General Partner

By:
Name:	Keith E. St.Clair
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amended and Restated Agreement of
Limited Partnership of Buckeye Partners, L.P.

Designed & published by labrador-company.com

ANNUAL MEETING OF LIMITED PARTNERS OF

BUCKEYE PARTNERS, L.P.

June 5, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17265/
  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330033000000000000 0	060518

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED
AND “FOR” PROPOSALS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of three Class II directors to serve on our general partner’s board of directors until our 2021 annual meeting of limited partners.

☐		NOMINEES:
	FOR ALL NOMINEES	Pieter Bakker
Barbara M. Baumann
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Mark C. McKinley

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.

The approval of an amendment of Buckeye Partners, L.P.’s partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing Buckeye Partners, L.P. to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units.

		☐	☐	☐

3.	The ratification of the selection of Deloitte & Touche LLP as Buckeye Partners, L.P.’s independent registered public accountants for 2018.	☐	☐	☐

4.	The approval, in an advisory vote, of the compensation of Buckeye’s named executive officers as described in our proxy statement pursuant to Item 402 of Regulation S-K.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, and 4.

Signature of Unitholder	Date:	Signature of Unitholder	Date:

Note:

Please sign exactly as your name or names appear on this proxy. When limited partnership units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF LIMITED PARTNERS OF

BUCKEYE PARTNERS, L.P.

June 5, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17265/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20330033000000000000 0	060518

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED
AND “FOR” PROPOSALS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of three Class II directors to serve on our general partner’s board of directors until our 2021 annual meeting of limited partners.

☐		NOMINEES:
	FOR ALL NOMINEES	Pieter Bakker
Barbara M. Baumann
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Mark C. McKinley

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.

The approval of an amendment of Buckeye Partners, L.P.’s partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing Buckeye Partners, L.P. to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units.

		☐	☐	☐

3.	The ratification of the selection of Deloitte & Touche LLP as Buckeye Partners, L.P.’s independent registered public accountants for 2018.	☐	☐	☐

4.	The approval, in an advisory vote, of the compensation of Buckeye’s named executive officers as described in our proxy statement pursuant to Item 402 of Regulation S-K.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, and 4.

Signature of Unitholder	Date:	Signature of Unitholder	Date:

Note:

Please sign exactly as your name or names appear on this proxy. When limited partnership units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF LIMITED PARTNERS OF

BUCKEYE PARTNERS, L.P.

June 5, 2018

ADMISSION TICKET

 * REQUIRED FOR MEETING ATTENDANCE * PERMITS ONE TO ATTEND *

YOUR VOTE IS IMPORTANT!

0

BUCKEYE PARTNERS, L.P.

Annual Meeting of Limited Partners

To Be Held on June 5, 2018

This Proxy is Solicited on Behalf of the General Partner of Buckeye Partners, L.P.

The undersigned hereby appoints Keith E. St.Clair and Todd J. Russo, and each of them, with full power of substitution and power to act alone, as proxies to vote all the limited partnership units which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Limited Partners of Buckeye Partners, L.P., to be held June 5, 2018 at 9:00 a.m. local time at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1	14475

Important Notice of Availability of Proxy Materials for the Annual Meeting of Limited Partners of

BUCKEYE PARTNERS, L.P.

To Be Held On:

June 5, 2018 at 9:00 a.m.

DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/25/18.

Please visit http://www.astproxyportal.com/ast/17265/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. The election of three Class II directors to serve on our general partner’s board of directors until our 2021 annual meeting of limited partners.

NOMINEES:
Pieter Bakker
Barbara M. Baumann
Mark C. McKinley

Please note that you cannot use this notice to vote by mail.

2.

The approval of an amendment of Buckeye Partners, L.P.’s partnership agreement to remove provisions of the partnership agreement that prevent the general partner from causing Buckeye Partners, L.P. to issue any class or series of limited partnership interests having preferences or other special or senior rights over the LP Units without the prior approval of unitholders holding an aggregate of at least two-thirds of the outstanding LP Units.

3.	The ratification of the selection of Deloitte & Touche LLP as Buckeye Partners, L.P.’s independent registered public accountants for 2018.

4.	The approval, in an advisory vote, of the compensation of Buckeye’s named executive officers as described in our proxy statement pursuant to Item 402 of Regulation S-K.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED AND “FOR” PROPOSALS 2, 3, AND 4.